                                                       Registration Nos. 2-83538
                                                                        811-3728

                             ---------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549
                             ---------------------
                                   FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [X]

                       Pre-Effective Amendment No. ____                  [_]

                       Post-Effective Amendment No. 23                   [X]
                                    and

             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY         [X]
                                  ACT OF 1940

                               Amendment No. 24                          [X]


                       (Check appropriate box or boxes)
                             ---------------------
                            NEW ENGLAND ZENITH FUND
              (Exact Name of Registrant as Specified in Charter)

               501 Boylston Street, Boston, Massachusetts  02116
         (Address of Principal Executive Offices, including Zip Code)

                                (617) 578-1388
             (Registrant's Telephone Number, including Area Code)
                             ---------------------
                               John E. Pelletier
                            New England Funds, L.P.
                              399 Boylston Street
                          Boston, Massachusetts 02116
                    (Name and address of agent for service)

                                    Copy to:
                            Edward A. Benjamin, Esq.
                                  Ropes & Gray
                            One International Place
                          Boston, Massachusetts 02110
                             ---------------------

It is proposed that this filing will become effective (check appropriate box)
[_]   immediately upon filing pursuant to paragraph (b) of Rule 485
[_]   on (date) pursuant to paragraph (b) of Rule 485
[X]   60 days after filing pursuant to paragraph (a)(1) of Rule 485
[_]   on (date) pursuant to paragraph (a)(1) of Rule 485
[_]   75 days after filing pursuant to paragraph (a)(2) of Rule 485
[_]   on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
      [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                             CROSS REFERENCE SHEET
                          Items required by Form N-1A

Item No.
of Form N-1A                            Caption in Prospectus
------------                            ---------------------

     1  . . . . . . . . . . . . . . .   Cover Page

     2  . . . . . . . . . . . . . . .   Not Applicable

     3  . . . . . . . . . . . . . . .   Financial Highlights;
                                        Performance Information

     4  . . . . . . . . . . . . . . .   The Fund; Investment Objectives and
                                        Policies; Organization and
                                        Capitalization of the Fund

     5  . . . . . . . . . . . . . . .   Management; Transfer Agent

     6  . . . . . . . . . . . . . . .   Organization and Capitalization of the
                                        Fund; Dividends and Capital Gain
                                        Distributions; Taxes; Investment
                                        Objectives and Policies; Voting Rights

     7  . . . . . . . . . . . . . . .   The Fund; Sale and Redemption of Shares;
                                        Net Asset Values and Portfolio Valuation

     8  . . . . . . . . . . . . . . .   Sale and Redemption of Shares; Net
                                        Asset Values and Portfolio Valuation

     9  . . . . . . . . . . . . . . .   Not Applicable

                                        Caption in Statement of
                                        Additional Information
                                        ----------------------

     10  . . . . . . . . . . . . . . .  Cover Page

     11  . . . . . . . . . . . . . . .  Table of Contents

     12  . . . . . . . . . . . . . . .  Not Applicable

     13  . . . . . . . . . . . . . . .  Investment Objectives and Policies;
                                        Miscellaneous Investment Practices

     14  . . . . . . . . . . . . . . .  Trustees and Officers

     15  . . . . . . . . . . . . . . .  Description of the Fund; Organization
                                        and Capitalization of the Fund (in
                                        Prospectus)

     16  . . . . . . . . . . . . . . .  Advisory Agreements; Distribution
                                        Agreement; Other Services;

     17  . . . . . . . . . . . . . . .  Portfolio Transactions and Brokerage

     18  . . . . . . . . . . . . . . .  Description of the Fund

     19  . . . . . . . . . . . . . . .  Determination of Net Asset Values

     20  . . . . . . . . . . . . . . .  Taxes (in Prospectus)

     21  . . . . . . . . . . . . . . .  Not Applicable

     22  . . . . . . . . . . . . . . .  Fund Performance

     23  . . . . . . . . . . . . . . .  Appendix C

                            NEW ENGLAND ZENITH FUND

                              501 Boylston Street
                          Boston, Massachusetts 02116
                                 (617) 267-6600

                            PROSPECTUS--May 1, 1998

  New England Zenith Fund (the "Fund") consists of fourteen investment portfolios: the Loomis Sayles Small Cap Series, the Morgan Stanley International Magnum Equity Series, the Alger Equity Growth Series, the Capital Growth Series, the Davis Venture Value Series, the Goldman Sachs Midcap Value Series (formerly, the Loomis Sayles Avanti Growth Series), the Westpeak Growth and Income Series, the Westpeak Stock Index Series, the Loomis Sayles Balanced Series, the Back Bay Advisors Managed Series, the Salomon Brothers Strategic Bond Opportunities Series, the Back Bay Advisors Bond Income Series, the Salomon Brothers U.S. Government Series and the Back Bay Advisors Money Market Series (each a "Series"), with the following investment objectives:

  Loomis Sayles Small Cap Series--long-term capital growth from investments in common stocks or their equivalent.

  Morgan Stanley International Magnum Equity Series--long-term capital appreciation through investment primarily in international equity securities.

  Alger Equity Growth Series--long-term capital appreciation.

  Capital Growth Series--long-term growth of capital.

  Davis Venture Value Series--growth of capital.

  Goldman Sachs Midcap Value Series (formerly, Loomis Sayles Avanti Growth Series)--long-term capital appreciation.

  Westpeak Growth and Income Series--long-term total return through investment in equity securities.

  Westpeak Stock Index Series--investment results that correspond to the composite price and yield performance of United States publicly traded common stocks.

  Loomis Sayles Balanced Series--reasonable long-term investment return from a combination of long-term capital appreciation and moderate current income.

  Back Bay Advisors Managed Series--a favorable total return through investment in a diversified portfolio. The Series' portfolio is expected to include a mix of (1) common stocks, (2) notes and bonds and (3) money market instruments.

  Salomon Brothers Strategic Bond Opportunities Series--a high level of total return consistent with preservation of capital. This Series may invest a significant portion of its assets in lower rated bonds commonly known as junk bonds. Investors should assess carefully the risks associated with investment in this Series. See "Investment Objectives and Policies--Salomon Brothers Strategic Bond Opportunities Series" and "Investment Risks--Lower Rated Fixed-Income Securities."

  Back Bay Advisors Bond Income Series--a high level of current income consistent with protection of capital and moderate investment risk.

  Salomon Brothers U.S. Government Series--a high level of current income consistent with preservation of capital and maintenance of liquidity.

  Back Bay Advisors Money Market Series--the highest possible level of current income consistent with preservation of capital. Money market funds are neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Series will maintain a stable net asset value of $100 per share.

  This Prospectus concisely describes the information that prospective investors ought to know before investing. Please read this Prospectus carefully and keep it for future reference.

  A Statement of Additional Information (the "Statement") dated May 1, 1998, is available free of charge by writing to New England Securities Corporation ("New England Securities"), 399 Boylston Street, Boston, Massachusetts 02116. The Statement, which contains more detailed information about the Fund, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference in this Prospectus.

  SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
 OF THIS PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


                                                                      Page
                                                                      ----
Financial Highlights                                                   B-
The Fund                                                               B-
Investment Objectives and Policies                                     B-
Investment Risks                                                       B-
Performance Information                                                B-
Investment Restrictions                                                B-
Management                                                             B-
Sale and Redemption of Shares                                          B-
Net Asset Values and Portfolio Valuation                               B-
Dividends and Capital Gain Distributions                               B-
Taxes                                                                  B-
Organization and Capitalization of the Fund                            B-
Transfer Agent                                                         B-
Voting Rights                                                          B-
Appendix A                                                             B-

                              FINANCIAL HIGHLIGHTS

   These tables have been examined by whose reports thereon for the year ended December 31, 1997 accompany the financial statements incorporated by reference in the Statement and may be obtained by shareholders. Prior to 1997, acted as the Fund's independent accountants and provided reports which accompany the financial statements for those periods. The tables should be read in conjunction with the financial statements and notes thereto. For further performance information about the Fund, please refer to the Fund's annual report, which is available free of charge.

                        LOOMIS SAYLES SMALL CAP SERIES

                                                                                                Year Ended December 31,
                                                                          May 2(a) to           -----------------------
                                                                       December 31, 1994      1995         1996       1997
                                                                       -----------------      ----         ----       ----
Net Asset Value, Beginning of Period                                         $100.00        $ 96.61       $118.80
                                                                             -------        -------       -------
Income From Investment Operations
Net Investment Income                                                           0.14           0.85          1.05
Net Gains or Losses on Investments (both realized and
 unrealized)                                                                   (3.38)         26.93         35.03
                                                                               ------         -----         -----
     Total From Investment Operations                                          (3.24)         27.78         36.08
                                                                               ------        ------         -----
Less Distributions
Distributions From Net Investment Income                                       (0.15)         (0.78)        (1.03)
Distributions From Net Realized Capital Gains                                   0.00          (4.81)        (9.56)
                                                                                ----           ----          ----
     Total Distributions                                                       (0.15)         (5.59)       (10.59)
                                                                                ----           ----         -----
Net Asset Value, End of the Period                                           $ 96.61         $118.80       $144.29
                                                                             =======         =======       =======
Total Return (%)                                                            (3.23)(b)         28.88         30.67
Ratio of Operating Expenses to Average Net Assets (%)(d)                     1.00 (c)         1.00          1.00
Ratio of Net Investment Income to Average Net Assets (%)                     0.32 (c)         1.26          1.15
Portfolio Turnover Rate (%)                                                   80 (c)           98            62
Average Commission Rate Paid (e)                                               ---             ---        $0.0568
Net Assets, End of Period (000)                                              $3,105          $27,741      $89,194
The Ratio of Operating Expenses to Average Net Assets without giving effect to the voluntary expense limitation described in
 Footnote (d) would have been (%)                                            2.31 (c)         1.91          1.29

(a) Commencement of operations.
(b) Not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) During the periods presented, the Series' adviser voluntarily agreed to reduce its fees and, if necessary, to assume expenses of the Series in order to limit the Series' expenses to an annual rate of 1.00% of the Series' average daily net assets.
(e) For fiscal years beginning on or after September 1, 1995, a Series is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

             MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SERIES (a)

                                                                                                Year Ended December 31,
                                                                         October 31(b)          -----------------------
                                                                               to
                                                                       December 31, 1994       1995        1996       1997
                                                                       -----------------       ----        ----       ----
Net Asset Value, Beginning of Period                                           $10.00         $ 10.23      $ 10.73
                                                                               ------         -------      -------
Income From Investment Operations
Net Investment Income                                                           0.03            0.09         0.06
Net Gains or Losses on Investments (both realized and
  unrealized)                                                                   0.23            0.53         0.68
                                                                                ----            ----         ----
     Total From Investment Operations                                           0.26            0.62         0.74
                                                                                ----            ----         ----
Less Distributions
Distributions From Net Investment Income                                       (0.02)          (0.09)       (0.02)
Distributions in Excess of Net Investment Income                                0.00           (0.03)        0.00
Distributions From Net Realized Capital Gains                                   0.00            0.00        (0.16)
Distributions From Paid-In Capital                                             (0.01)           0.00         0.00
                                                                               ------           ----         ----
     Total Distributions                                                       (0.03)          (0.12)       (0.18)
                                                                               ------          ------       ------
Net Asset Value, End of the Period                                             $10.23          $10.73       $11.29
                                                                               ======          ======       ======
Total Return (%)                                                               2.60 (c)         6.03         6.67
Ratio of Operating Expenses to Average Net Assets (%)(e)                       1.30 (d)         1.30         1.30
Ratio of Net Investment Income to Average Net Assets (%)                       2.56 (d)         1.29         0.67
Portfolio Turnover Rate (%)                                                      4 (d)           89           64
Average Commission Rate Paid (f)                                                 ---             ---       $0.0204
Net Assets, End of Period (000)                                                $2,989         $16,268      $39,392
The Ratio of Operating Expenses to Average Net Assets without giving effect to the voluntary expense limitation described in
 Footnote (e) would have been (%)                                              5.38 (d)         3.12         1.66

(a) On May 1, 1997, Morgan Stanley Asset Management Inc. ("MSAM") succeeded Draycott Partners, Ltd. as investment subadviser to the Series.
(b) Commencement of operations.
(c) Not computed on an annualized basis.
(d) Computed on an annualized basis.
(e) Commencing November 1, 1994, TNE Advisers, Inc. agreed to pay operating expenses of the Series in excess of an annual expense limit of 1.30% of average assets, subject to the obligation of the Series to repay TNE Advisers, Inc. such expenses in future years, if any, when the Series' expenses fall below this stated expense limit; such deferred expenses may be charged to the Series in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the 1.30% expense limit; provided, however, that the Series is not obligated to repay any expense paid by TNE Advisers, Inc. more than two years after the end of the fiscal year in which such expense was incurred.
(f) For fiscal years beginning on or after September 1, 1995, a Series is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                           ALGER EQUITY GROWTH SERIES


                                                                          October 31(a)         Year Ended December 31,
                                                                               to               -----------------------
                                                                        December 31, 1994      1995        1996       1997
                                                                        -----------------      ----        ----       ----
Net Asset Value, Beginning of Period                                           $10.00          $9.56       $13.80
                                                                               ------          -----       ------
Income From Investment Operations
Net Investment Income                                                           0.02            0.01        0.04
Net Gains or Losses on Investments (both realized and
  unrealized)                                                                  (0.44)           4.65        1.78
                                                                               ------           ----        ----
     Total From Investment Operations                                          (0.42)           4.66        1.82
                                                                               ------           ----        ----
Less Distributions
Distributions From Net Investment Income                                       (0.02)          (0.01)      (0.04)
Distributions from Net Realized Capital Gains                                   0.00           (0.41)       0.00
                                                                                ----           ------       ----
     Total Distributions                                                       (0.02)          (0.42)      (0.04)
                                                                               ------          ------      ------
Net Asset Value, End of the Period                                             $9.56           $13.80      $15.58
                                                                               =====           ======      ======
Total Return (%)                                                             (4.20)(b)         48.80        13.17
Ratio of Operating Expenses to Average Net Assets (%)(d)                      0.85 (c)          0.85         0.90
Ratio of Net Investment Income to Average Net Assets (%)                      1.07 (c)          0.14         0.24
Portfolio Turnover Rate (%)                                                    32 (c)           107           78
Average Commission Rate Paid (e)                                                ---             ---        $0.0716
Net Assets, End of Period (000)                                               $1,917          $46,386      $120,456
The Ratio of Operating Expenses to Average Net Assets without giving effect to the voluntary expense limitation described in
 Footnote (d) would have been (%)                                             2.74 (c)          2.45         0.90

(a) Commencement of operations.
(b) Not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) Commencing November 1, 1994, TNE Advisers, Inc. agreed to pay operating expenses of the Series in excess of an annual expense limit of 0.85% of average assets, subject to the obligation of the Series to repay TNE Advisers, Inc. such expenses in future years, if any, when the Series' expenses fall below this stated expense limit; such deferred expenses may be charged to the Series in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the 0.85% expense limit; provided, however, that the Series is not obligated to repay any expense paid by TNE Advisers, Inc. more than two years after the end of the fiscal year in which such expense was incurred. Beginning January 1, 1996 the annual expense limit was increased to 0.90% of average net assets.
(e) For fiscal years beginning on or after September 1, 1995, a Series is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                             CAPITAL GROWTH SERIES

                                           Year Ended December 31,
                                   ---------------------------------------
                                     1988      1989    1990 (a)     1991
                                   -------   -------   --------   --------
Net Asset value,
 Beginning of the Year             $231.33   $201.14   $ 260.25   $ 249.04
                                   -------   -------   --------   --------

Income From Investment
 Operations
Net Investment Income                10.63      1.59       1.78       3.16

Net Gains or Losses on
 Investments (both realized
 and unrealized)                    (30.97)    60.11     (10.88)    130.75
                                   -------   -------   --------   --------

Total From Investment
 Operations                         (20.34)    61.70      (9.10)    133.91
                                   -------   -------   --------   --------

Less distributions
Distributions From Net
 Investment Income                   (9.55)    (2.59)     (2.11)     (3.22)

Distributions From Net
 Realized Capital Gains              (0.30)     0.00       0.00     (31.93)

Distributions From Paid-in
 Capital                              0.00      0.00       0.00      (0.44)
                                   -------   -------   --------   --------

Total Distributions                  (9.85)    (2.59)     (2.11)    (35.59)
                                   -------   -------   --------   --------

Net Asset Value, End of the
 Year                              $201.14   $260.25   $ 249.04   $ 347.36
                                   =======   =======   ========   ========

Total Return (%)                      (8.8)     30.8       (3.5)      54.0

Ratio of Operating Expenses
 to Average Net Assets(%)             0.75      0.72       0.73       0.70

Ratio of Net Investment
 Income to Average Net
 Assets (%)                           6.20      1.21       0.93       1.22

Portfolio Turnover
Rate (%)                               813       269        229        174

Average Commission Rate Paid (b)       ---       ---        ---        ---

Net Assets, End of
Period (000)                       $42,538   $90,377   $148,254   $343,965


                                                     Year Ended December 31,
                                  ---------------------------------------------------------------

                                    1992       1993       1994       1995        1996       1997
                                  --------   --------   --------   --------   ----------   ------
Net Asset Value, Beginning of
 the Year                         $ 347.36   $ 322.23   $ 351.63   $ 312.30   $   374.62
                                  --------   --------   --------   --------   ----------
Income From Investment Operations
Net Investment Income                 4.04       2.12       5.28       3.47         3.08

Net Gains or Losses on
 Investments (both realized
 and unrealized)                    (25.10)     46.21     (30.54)    114.91        74.80

Total From Investment Operations
                                    (21.06)     48.33     (25.26)    118.38        77.88
                                  --------   ---------  --------   --------   ----------
Less distributions
Distributions From Net
 Investment Income                   (4.07)     (2.18)     (5.15)     (3.48)       (3.08)

Distributions From Net Realized
 Capital Gains                        0.00     (16.75)     (8.92)    (52.58)      (22.34)

Distributions From Paid-in
 Capital                              0.00       0.00       0.00       0.00         0.00
                                  --------   --------   --------   --------   ----------

Total Distributions                  (4.07)    (18.93)    (14.07)    (56.06)      (25.42)
                                  --------   --------   --------   --------   ----------

Net Asset Value, End of the Year  $ 322.23   $ 351.63   $ 312.30   $ 374.62   $   427.08
                                  ========   ========   ========   ========   ==========

Total Return (%)                     (6.05)     14.97      (7.07)     38.03        21.08

Ratio of Operating Expenses to
 Average Net Assets(%)                0.70       0.68       0.67       0.71         0.69

Ratio of Net Investment Income
 to Average Net Assets (%)            1.53       0.67       1.61       0.92         0.79

Portfolio Turnover Rate (%)            207        169        140        242          207

Average Commission Rate Paid (b)       ---        ---        ---        ---   $   0.0669


Net Assets, End of Period (000)   $472,017   $644,384   $667,127   $921,444   $1,142,660


(a) On March 1, 1990, the Capital Growth Management Division of Loomis, Sayles & Company, Incorporated was reorganized into Capital Growth Management Limited Partnership, which assumed management of the Series.
(b) For fiscal years beginning on or after September 1, 1995, a Series is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                           DAVIS VENTURE VALUE SERIES

                                                                                              Year Ended December 31,
                                                                      October 31(a)          -------------------------
                                                                           to
                                                                    December 31, 1994      1995      1996      1997
                                                                  ---------------------  --------  ---------  ------
Net Asset Value, Beginning of Period                                  $10.00             $  9.62   $  13.10
                                                                      ------             -------   --------
Income From Investment Operations
Net Investment Income                                                   0.03                0.10       0.13
Net Gains or Losses on Investments (both realized and
 unrealized)                                                           (0.38)               3.68       3.26
                                                                      ------             -------   --------

     Total From Investment Operations                                  (0.35)               3.78       3.39
                                                                      ------             -------   --------
Less Distributions
Distributions From Net Investment Income                               (0.03)              (0.10)     (0.13)
Distributions From Net Realized Capital Gains                           0.00               (0.20)     (0.27)
                                                                      ------             -------   --------
     Total Distributions                                               (0.03)              (0.30)     (0.40)
                                                                      ------             -------   --------
Net Asset Value, End of the Period                                    $ 9.62             $ 13.10   $  16.09
                                                                      ======             =======   ========
Total Return (%)                                                      (3.50)(b)            39.28      25.84
Ratio of Operating Expenses to Average Net Assets (%)(d)               0.90 (c)             0.90       0.90
Ratio of Net Investment Income to Average Net Assets (%)               2.54 (c)             1.39       1.25
Portfolio Turnover Rate (%)                                             1 (c)                 20         18
Average Commission Rate Paid (e)                                        ---                  ---   $ 0.0599
Net Assets, End of Period (000)                                       $3,371             $35,045   $108,189
The Ratio of Operating Expenses to Average Net Assets without giving effect to the voluntary expense limitation described in
 Footnote (d) would have been (%)                                      3.97(c)             1.51       0.96


(a) Commencement of operations.
(b) Not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) Commencing November 1, 1994, TNE Advisers, Inc. agreed to pay operating expenses of the Series in excess of an annual expense limit of 0.90% of average assets, subject to the obligation of the Series to repay TNE Advisers, Inc. such expenses in future years, if any, when the Series' expenses fall below this stated expense limit; such deferred expenses may be charged to the Series in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the 0.90% expense limit; provided, however, that the Series is not obligated to repay any expense paid by TNE Advisers, Inc. more than two years after the end of the fiscal year in which such expense was incurred.
(e) For fiscal years beginning on or after September 1, 1995, a Series is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                     GOLDMAN SACHS MIDCAP VALUE SERIES (a)

                                                                                      Year Ended December 31,
                                                               April 30(b)       ----------------------------------
                                                                    to
                                                            December 31, 1993      1994      1995      1996    1997
                                                           --------------------  --------  --------  --------  ----
Net Asset Value, Beginning of the Period                       $100.00           $113.67   $112.77   $142.44
                                                               -------           -------   -------   -------
Income From Investment Operations
Net Investment Income                                             0.18              0.59      0.42      0.11
Net Gains or Losses on Investments (both realized and
 unrealized)                                                     14.56             (0.89)    33.80     24.88
                                                               -------           -------   -------   -------
     Total From Investment Operations                            14.74             (0.30)    34.22     24.99
                                                               -------           -------   -------   -------
Less Distributions
Distributions From Net Investment Income                         (0.18)            (0.60)    (0.40)    (0.13)
Distributions From Net Realized Capital Gains                    (0.67)             0.00     (4.15)    (9.42)
Distributions From Paid-In Capital                               (0.22)             0.00      0.00      0.00
                                                               -------           -------   -------   -------
     Total Distributions                                         (1.07)            (0.60)    (4.55)    (9.55)
                                                               -------           -------   -------   -------
Net Asset Value, End of the Period                             $113.67           $112.77   $142.44   $157.88
                                                               =======           =======   =======   =======
Total Return (%)                                               14.74(c)            (0.27)    30.35     17.58
Ratio of Operating Expenses to Average Net Assets (%)(e)       0.85 (d)             0.84      0.85      0.85
Ratio of Net Investment Income to Average Net Assets (%)       0.46 (d)             0.67      0.37      0.08
Portfolio Turnover Rate (%)                                     21 (d)                67        58        65
Average Commission Rate Paid (f)                                 ---                 ---       ---   $0.0508
Net Assets, End of Period (000)                                $11,972           $25,622   $48,832   $82,667
The Ratio of Operating Expenses to Average Net Assets
 without giving effect to the voluntary expense
 limitation described in Footnote (e) would have been (%)       0.89(d)             0.84      1.06      0.92

(a) On May 1, 1998, Goldman Sachs Asset Management ("GSAM") succeeded Loomis, Sayles & Company, L.P. as investment subadviser to the Series.
(b) Commencement of operations.
(c) Not computed on an annualized basis.
(d) Computed on an annualized basis.
(e) Prior to May 1, 1998, the Series' adviser voluntarily agreed to bear expenses (other than the advisory fees and any brokerage costs, interest, taxes or extraordinary expenses) in excess of 0.15% of the Series' average daily net assets. Commencing May 1, 1998, TNE Advisers, Inc. agreed to pay operating expenses of the Series in excess of an annual expense limit of 0.90% of average assets, subject to the obligation of the Series to repay TNE Advisers, Inc. such expenses in future years, if any, when the Series' expenses fall below this stated expense limit; such deferred expenses may be charged to the Series in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the 0.90% expense limit; provided, however, that the Series is not obligated to repay any expense paid by TNE Advisers, Inc. more than two years after the end of the fiscal year in which such expense was incurred.
(f) For fiscal years beginning on or after September 1, 1995, a Series is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                       WESTPEAK GROWTH AND INCOME SERIES


                                                           April 30(a)               Year Ended December 31,
                                                              to             --------------------------------------
                                                        December 31, 1993      1994      1995      1996      1997
                                                       --------------------  --------  --------  --------  --------
Net Asset Value, Beginning of the Period                     $100.00         $112.32   $109.03   $141.31
                                                             -------         -------   -------   -------
Income From Investment Operations
Net Investment Income                                           0.92            1.90      1.77      1.78
Net Gains or Losses on Investments (both realized
 and unrealized)                                               13.33           (3.25)    37.91     23.69
                                                               -----           ------    -----     -----
     Total From Investment Operations                          14.25           (1.35)    39.68     25.47
                                                               -----           ------    -----     -----
Less Distributions
Distributions From Net Investment Income                       (0.92)          (1.92)    (1.71)    (1.82)
Distributions From Net Realized Capital Gains                  (1.00)           0.00     (5.69)   (13.19)
Distributions In Excess of Net Realized Capital Gains          (0.01)           0.00      0.00      0.00
Distributions From Paid In Capital                              0.00           (0.02)     0.00      0.00
                                                                ----           ------     ----      ----
     Total Distributions                                       (1.93)          (1.94)    (7.40)   (15.01)
                                                               ------          ------    ------   -------
Net Asset Value, End of the Period                           $112.32         $109.03   $141.31   $151.77
                                                             =======         =======   =======   =======
Total Return (%)                                               14.24(b)        (1.21)    36.46     18.10
Ratio of Operating Expenses to Average Net Assets (%)(d)        0.85(c)         0.85      0.85      0.85
Ratio of Net Investment Income to Average Net Assets (%)        2.16(c)         2.30      1.63      1.40
Portfolio Turnover Rate (%)                                       49(c)          133        92       104
Average Commission Rate Paid (e)                                   ---           ---       ---   $0.0344
Net Assets, End of Period (000)                                $ 9,082       $22,934   $48,129   $82,330
The Ratio of Operating Expenses to Average Net
  Assets without giving effect to the voluntary
  expense limitation described in Footnote (d) would
  have been (%)                                                 0.94(c)         0.86      1.06      0.91

(a) Commencement of operations.
(b) Not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) During the periods presented, the Series' adviser voluntarily agreed to bear the Series' expenses (other than the advisory fees and any brokerage costs, interest, taxes or extraordinary expenses) of the Series in excess of 0.15% of the Series' average daily net assets.
(e) For fiscal years beginning on or after September 1, 1995, a Series is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                                        WESTPEAK STOCK INDEX SERIES

                                           Year Ended December 31,
                                    -------------------------------------

                                      1988      1989      1990      1991
                                    -------   -------   -------   -------

Net Asset Value, Beginning of the
 Year                               $ 84.74   $ 94.36   $117.36   $108.49
                                    -------   -------   -------   -------

Income From Investment
 Operations
Net Investment Income                  3.48      3.55      3.76      3.56

Net Gains or Losses on
 Investments (both realized and
 unrealized)                          10.39     24.83     (8.64)    29.29
                                    -------   -------   -------   -------


Total From Investment Operations      13.87     28.38     (4.88)    32.85
                                    -------   -------   -------   -------

Less distributions
Distributions From Net
 Investment Income                    (3.44)    (3.74)    (3.82)    (3.56)

Distributions From Net Realized
 Capital Gains                        (0.81)    (1.64)     0.00     (0.39)

Distributions in Excess of Net
 Realized Capital Gains                0.00      0.00      0.00      0.00


Distributions From Paid-in Capital     0.00      0.00     (0.17)     0.00
                                    -------   -------   -------   -------

Total Distributions                   (4.25)    (5.38)    (3.99)    (3.95)
                                    -------   -------   -------   -------

Net Asset Value, End of Period      $ 94.36   $117.36   $108.49   $137.39
                                    =======   =======   =======   =======

Total Return (%)                       16.3      30.2      (4.1)     30.4

Ratio of Operating Expenses to
 Average Net Assets(%)                 0.36      0.34      0.36      0.36

Ratio of Net Investment Income to
 Average Net Assets (%)                3.92      3.31      3.36      2.86

Portfolio Turnover Rate (%)               4        52         1         2

Net Assets, End of
 Period (000)                       $11,073   $15,501   $15,122   $20,496

                                              Year Ended December 31,
                               ---------------------------------------------------------

                                 1992     1993*      1994      1995      1996      1997
                               -------   -------   -------   -------   -------   -------
Net Asset Value, Beginning
 of the Year                   $137.39   $ 72.00   $ 76.48   $ 75.35   $100.09
                               -------   -------   -------   -------   -------

Income From Investment
 Operations
Net Investment Income             8.35      1.54      1.80      1.88      1.91

Net Gains or Losses on
 Investments (both realized
 and unrealized)                  2.02      5.18     (0.92)    25.89     20.58
                               -------   -------   -------   -------   -------

Total From Investment
 Operations                      10.37      6.72      0.88     27.77     22.49
                               -------   -------   -------   -------   -------

Less distributions
Distributions From Net
 Investment Income               (8.35)    (1.36)    (1.82)    (1.85)    (1.93)

Distributions in Excess of
 Net Investment Income            0.00     (0.18)     0.00      0.00      0.00

Distributions From Net
 Realized Capital Gains         (67.41)    (0.55)    (0.16)    (1.18)    (1.03)

Distributions in Excess of
 Net Realized Capital Gains       0.00     (0.15)     0.00      0.00      0.00


Distributions From Paid-in
 Capital                          0.00      0.00     (0.03)     0.00      0.00
                               -------   -------   -------   -------   -------

Total Distributions             (75.76)    (2.24)    (2.01)    (3.03)    (2.96)
                               -------   -------   -------   -------   -------

Net Asset Value, End of the
 Year                          $ 72.00   $ 76.48   $ 75.35   $100.09   $119.62
                               =======   =======   =======   =======   =======

Total Return (%)                  7.30      9.72      1.14     36.88     22.47

Ratio of Operating Expenses
 to Average Net Assets(%)         0.35      0.34      0.33      0.40      0.40

Ratio of Net Investment
 Income to Average Net
 Assets (%)                       2.63      2.52      2.59      2.20      1.84

Portfolio Turnover
 Rate (%)                           17        12         2         5         4

Average Commission Rate Paid (c)   ---       ---       ---       ---   $0.0309

Net Assets, End of
 Period (000)                  $10,172   $28,817   $37,164   $58,671   $80,764

                                                   Year Ended December 31,
                             -----------------------------------------------------------------

                              1991 (a)   1992     1993     1994     1995      1996       1997
                              --------   ----     ----     ----     ----      ----       ----
The ratio of expenses
   without giving effect
   to the voluntary
   expense limitations
   described in Footnote
   (b) would have been                                              0.54      0.50

* Westpeak Investment Advisors, L.P. assumed responsibility for managing the Series' portfolio on August 1, 1993.

(a)  Commencement of operations.
(b) Beginning May 1, 1995, the Series' adviser has voluntarily agreed to bear the Series' expenses (other than the advisory fees and any brokerage costs, interest, taxes or extraordinary expenses) of the Series in excess of 0.15% of the Series' average daily net assets.
(c) For fiscal years beginning on or after September 1, 1995, a Series is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                         LOOMIS SAYLES BALANCED SERIES

                                                                      October 31(a)              Year Ended December 31,
                                                                           to                    -----------------------
                                                                    December 31, 1994       1995          1996           1997
                                                                    -----------------       ----          ----           ----
Net Asset Value, Beginning of Period                                     $10.00            $9.94         $11.95
                                                                         ------            -----         ------
Income From Investment Operations
Net Investment Income                                                     0.05              0.26          0.27
Net Gains or Losses on Investments (both realized and unrealized)        (0.06)             2.20          1.73
                                                                         ------             ----          ----
          Total From Investment Operations                               (0.01)             2.46          2.00
Less Distributions
Distributions From Net Investment Income                                 (0.05)            (0.26)        (0.27)
Distributions in Excess of Net Realized Capital Gains                     0.00             (0.19)        (0.13)
                                                                          ----             ------        ------
          Total Distributions                                            (0.05)            (0.45)        (0.40)
                                                                         ------            ------        ------
Net Asset Value, End of the Period                                        $9.94            $11.95        $13.55
                                                                          =====            ======        ======
Total Return (%)                                                         (0.10)(b)          24.79         16.91
Ratio of Operating Expenses to Average Net Assets (%)(d)                 0.85 (c)            0.85          0.85
Ratio of Net Investment Income to Average Net Assets (%)                 4.16 (c)            4.03          3.08
Portfolio Turnover Rate (%)                                               0 (c)               72            59
Average Commission Rate Paid (e)                                           ---               ---         $0.0594
Net Assets, End of Period (000)                                          $2,722            $18,823       $58,525
The Ratio of Operating Expenses to Average Net Assets
   without giving effect to the voluntary expense limitation
   described in Footnote (d) would have been (%)                         3.73(c)             1.85          0.99

(a)   Commencement of operations.
(b)   Not computed on an annualized basis.
(c)   Computed on an annualized basis.
(d) Commencing November 1, 1994, TNE Advisers, Inc. agreed to pay operating expenses of the Series in excess of an annual expense limit of 0.85% of average assets, subject to the obligation of the Series to repay TNE Advisers, Inc. such expenses in future years, if any, when the Series' expenses fall below this stated expense limit; such deferred expenses may be charged to the Series in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the 0.85% expense limit; provided, however, that the Series is not obligated to repay any expense paid by TNE Advisers, Inc. more than two years after the end of the fiscal year in which such expense was incurred.
(e) For fiscal years beginning on or after September 1, 1995, a Series is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                       BACK BAY ADVISORS MANAGED SERIES

                                                               Year Ended December 31,
                                              -----------------------------------------------------


                                  1988             1989              1990               1991
                             -------------    -------------     --------------     ----------------
Net Asset Value, Beginning
   of the Year                   $96.62           $100.17           $114.65            $112.79
                                 ------           -------           -------            -------

Income From Investment
   Operations
Net Investment Income             5.13             4.31              5.47               6.41

Net Gains or Losses on
   Investments (both
   realized and unrealized)       4.04             14.77            (1.81)              16.23
                                  ----             -----            ------              -----

Total From Investment
   Operations                     9.17             19.08             3.66               22.64
                                  ----             -----             ----               -----

Less distributions
Distributions From Net
   Investment Income             (5.24)           (4.22)            (5.38)             (6.41)

Distributions From Net
   Realized Capital Gains        (0.38)           (0.38)             0.00              (1.15)

Distributions From Paid-in
   Capital                        0.00             0.00             (0.14)              0.00
                                  ----             ----             ------              ----

Total Distributions              (5.62)           (4.60)            (5.52)             (7.56)
                                 ------           ------            ------             ------

Net Asset Value, End of
   the Year                      $100.17          $114.65           $112.79            $127.87
                                 =======          =======           =======            =======

Total Return (%)                   9.5             19.1               3.2               20.2

Ratio of Operating
   Expenses to Average Net        0.64             0.57              0.57               0.55
   Assets(%)

Ratio of Net Investment
   Income to Average Net
   Assets (%)                     5.88             5.29              5.58               5.45

Portfolio Turnover
     Rate (%)                       1                1                 1                 36

Net Assets, End of
     Period (000)                $10,806          $23,622           $36,563            $49,995

                                                                   Year Ended December 31,
                                  -----------------------------------------------------------------------------------------
                                       1992           1993            1994           1995           1996           1997
                                  ------------  ---------------  -------------  -------------  ------------  --------------
Net Asset Value, Beginning of
   the Year                          $127.87         $130.26        $137.18         $130.30        $163.52
                                     -------         -------        -------         -------        -------

Income From Investment Operations
Net Investment Income                  5.14           4.35            5.42           6.34           6.43

Net Gains or Losses on
   Investments (both realized
   and unrealized)                     3.45           9.58           (6.92)          34.33          18.21
                                       ----           ----           ------          -----          -----

Total From Investment Operations
                                       8.59           13.93          (1.50)          40.67          24.64
                                       ----           -----          ------          -----          -----

Less distributions
Distributions From Net
   Investment Income                  (5.13)         (4.36)          (5.38)         (6.34)         (6.34)

Distributions in Excess of Net
   Investment Income                   0.00           0.00            0.00          (0.23)          0.00

Distributions From Net Realized
   Capital Gains                      (1.07)         (2.65)           0.00          (0.88)         (11.45)

Distributions From Paid-in
   Capital                             0.00           0.00            0.00           0.00           0.00
                                       ----           ----            ----           ----           ----

Total Distributions                   (6.20)         (7.01)          (5.38)         (7.45)         (17.79)
                                      ------         ------          ------         ------         -------

Net Asset Value, End of the Year
                                     $130.26         $137.18        $130.30         $163.52        $170.37
                                     =======         =======        =======         =======        =======

Total Return (%)                       6.70           10.65          (1.11)          31.26          15.01

Ratio of Operating Expenses to
   Average Net Assets(%)               0.54           0.53            0.54           0.64           0.62

Ratio of Net Investment Income
   to Average Net Assets (%)
                                       5.32           3.65            3.98           4.06           3.64

Portfolio Turnover
     Rate (%)                           36             22              76             51             72

Average Commission Rate Paid (b)       ---             ---            ---             ---          $0.0318

Net Assets, End of
     Period (000)                    $77,575        $121,339        $121,877       $147,536       $160,888

(a)  Commencement of operations.
(b) For fiscal years beginning on or after September 1, 1995, a Series is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

             SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES


                                                                      October 31(a)             Year Ended December 31,
                                                                           to
                                                                    December 31, 1994      1995           1996           1997
                                                                    -----------------      ----           ----           ----
Net Asset Value, Beginning of Period                                     $10.00            $9.74         $10.85
                                                                         ------            -----         ------
Income From Investment Operations
Net Investment Income                                                     0.12             0.58           0.51
Net Gains or Losses on Investments (both realized and unrealized)        (0.26)            1.30           1.05
                                                                         ------            ----           ----
          Total From Investment Operations                               (0.14)            1.88           1.56
                                                                         ------            ----           ----
Less Distributions
Distributions From Net Investment Income                                 (0.12)           (0.55)         (0.60)
Distributions From Net Realized Capital Gains                             0.00            (0.22)         (0.19)
                                                                          ----            ------         ------
          Total Distributions                                            (0.12)           (0.77)         (0.79)
                                                                         ------           ------         ------
Net Asset Value, End of the Period                                        $9.74           $10.85         $11.62
                                                                          =====           ======         ======
Total Return (%)                                                        (1.40)(b)          19.38          14.36
Ratio of Operating Expenses to Average Net Assets (%)(d)                 0.85(c)           0.85           0.85
Ratio of Net Investment Income to Average Net Assets (%)                 7.05(c)           8.39           7.79
Portfolio Turnover Rate (%) (a)                                          403(c)             202            176
Net Assets, End of Period (000)                                          $3,450           $9,484         $35,808
The Ratio of Operating Expenses to Average Net Assets without giving effect to the voluntary expense limitation described in
   Footnote (d) would have been (%)                                      2.01(c)           2.44           1.19

(a)   Commencement of operations.
(b)   Not computed on an annualized basis.
(c)   Computed on an annualized basis.
(d) Commencing November 1, 1994, TNE Advisers, Inc. agreed to pay operating expenses of the Series in excess of an annual expense limit of 0.85% of average assets, subject to the obligation of the Series to repay TNE Advisers, Inc. such expenses in future years, if any, when the Series' expenses fall below this stated expense limit; such deferred expenses may be charged to the Series in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the 0.85% expense limit; provided, however, that the Series is not obligated to repay any expense paid by TNE Advisers, Inc. more than two years after the end of the fiscal year in which such expense was incurred.

                     BACK BAY ADVISORS BOND INCOME SERIES

                                                   Year Ended December 31,
                             --------------------------------------------------------------
                                  1988             1989             1990            1991
                                 -------          -------         -------          -------
Net Asset Value, Beginning
   of the Year                  $ 95.47           $92.75           $97.23          $97.61
                                --------          ------           ------          ------

Income From Investment
   Operations
Net Investment Income             8.52             8.58             8.49            8.53

Net Gains or Losses on
   Investments (both
   realized and unrealized)      (0.54)            2.81            (0.65)           8.90
                                 ------            ----            ------           ----

Total From Investment
   Operations                     7.98             11.39            7.84            17.43
                                  ----             -----            ----            -----

Less distributions
Distributions From Net
   Investment Income             (10.70)          (6.91)           (7.46)          (9.47)

Distributions in Excess of
   Net Investment Income          0.00             0.00             0.00            0.00

Distributions From Net
   Realized Capital Gains         0.00             0.00             0.00           (2.13)
                                  ----             ----             ----           ------

Total Distributions              (10.70)          (6.91)           (7.46)          (11.60)
                                 -------          ------           ------          -------

Net Asset Value, End of
   the Year                      $92.75           $97.23           $97.61          $103.44
                                 ======           ======           ======          =======

Total Return (%)                   8.4             12.3             8.1             18.0

Ratio of Operating
   Expenses to Average Net        0.47             0.45             0.46            0.45
   Assets(%)

Ratio of Net Investment
   Income to Average Net
   Assets (%)                     8.50             8.62             8.57            8.27

Portfolio Turnover
     Rate (%)                      104              69              106              193

Net Assets, End of
     Period (000)                $15,750          $26,156         $40,631          $49,369


                                                                  Year Ended December 31,
                               ----------------------------------------------------------------------------------------------

                                  1992             1993*            1994             1995           1996            1997
                                --------         --------         -------          -------         -------       ----------
Net Asset Value, Beginning
   of the Year                  $103.44           $103.47         $106.14          $95.53          $108.67
                                --------          -------         -------          ------          -------

Income From Investment
   Operations
Net Investment Income             7.96             5.70             7.05            7.34            7.72

Net Gains or Losses on
   Investments (both
   realized and unrealized)       0.51             7.38           (10.61)           12.85          (2.70)
                                  ----             ----           -------           -----          ------

Total From Investment
   Operations                     8.47             13.08           (3.56)           20.19           5.02
                                  ----             -----           ------           -----           ----

Less distributions
Distributions From Net
   Investment Income             (6.87)           (6.20)           (7.05)          (7.05)          (7.74)

Distributions In Excess of
   Net Investment Income          0.00            (0.05)            0.00            0.00            0.00

Distributions From Net
   Realized Capital Gains        (1.57)           (4.16)            0.00            0.00           (0.32)
                                 ------           ------            ----            ----           ------

Total Distributions              (8.44)           (10.41)          (7.05)          (7.05)          (8.06)
                                 ------           -------          ------          ------          ------

Net Asset Value, End of
   the Year                      $103.47          $106.14          $95.53          $108.67         $105.63
                                 =======          =======          ======          =======         =======

Total Return (%)                  8.18             12.62           (3.36)           21.20           4.61

Ratio of Operating
   Expenses to Average Net
   Assets(%)                      0.44             0.43             0.44            0.55            0.52

Ratio of Net Investment
   Income to Average Net
   Assets (%)                     7.70             6.47             6.75            7.22            7.22

Portfolio Turnover
     Rate (%)                      71               177              82              73              98

Net Assets, End of
     Period (000)                $83,057         $131,242         $126,234        $162,712        $180,359

* As of January 1, 1993, the Bond Income Series discontinued the use of equalization accounting.

                    SALOMON BROTHERS U.S. GOVERNMENT SERIES


                                                                      October 31(a)              Year Ended December 31,
                                                                            to                   -----------------------
                                                                    December 31, 1994        1995           1996         1997
                                                                    -----------------        ----           ----         ----
Net Asset Value, Beginning of Period                                      $10.00             $9.96         $11.04
                                                                          ------             -----         ------
Income From Investment Operations
Net Investment Income                                                      0.10              0.33           0.58
Net Gains or Losses on Investments (both realized and unrealized)         (0.04)             1.16          (0.21)
                                                                          ------             ----          ------
          Total From Investment Operations                                 0.06              1.49           0.37
                                                                           ----              ----           ----
Less Distributions
Distributions From Net Investment Income                                  (0.10)            (0.33)         (0.56)
Distributions From Net Realized Capital Gains                              0.00             (0.08)         (0.02)
                                                                           ----             ------         ------
          Total Distributions                                             (0.10)            (0.41)         (0.58)
                                                                          ------            ------         ------
Net Asset Value, End of the Period                                        $9.96             $11.04         $10.83
                                                                          =====             ======         ======
Total Return (%)                                                         0.60(b)             15.02          3.31
Ratio of Operating Expenses to Average Net Assets (%)(d)                 0.70(c)             0.70           0.70
Ratio of Net Investment Income to Average Net Assets (%)                 5.70(c)             5.62           6.13
Portfolio Turnover Rate (%)                                              1,409(c)             415            388
Net Assets, End of Period (000)                                           $2,012            $7,542         $13,211
The Ratio of Operating Expenses to Average Net Assets without giving effect to the voluntary expense limitation
   described in Footnote (d) would have been (%)                          2.54 (c)            2.90           1.37

(a)  Commencement of operations.
(b)  Not computed on an annualized basis.
(c)  Computed on an annualized basis.
(d) Commencing November 1, 1994, TNE Advisers, Inc. agreed to pay operating expenses of the Series in excess of an annual expense limit of 0.70% of average assets, subject to the obligation of the Series to repay TNE Advisers, Inc. such expenses in future years, if any, when the Series' expenses fall below this stated expense limit; such deferred expenses may be charged to the Series in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the 0.70% expense limit; provided, however, that the Series is not obligated to repay any expense paid by TNE Advisers, Inc. more than two years after the end of the fiscal year in which such expense was incurred.

                     BACK BAY ADVISORS MONEY MARKET SERIES


                                                    Year Ended December 31,
                             ----------------------------------------------------------------
                                  1988             1989             1990             1991
                                 -------          -------         -------          -------
Net Asset Value, Beginning
   of the Year                  $ 100.00          $100.00         $100.00          $100.00
                                ---------         -------         -------          -------

Income From Investment
   Operations
Net Investment Income             7.25             8.85             7.88             6.03
                                  ----             ----             ----             ----

Total From Investment
   Operations                     7.25             8.85             7.88             6.03
                                                                                     ----

Less Distributions
Distributions From Net
   Investment Income             (7.25)           (8.85)           (7.88)           (6.03)
                                 ------           ------           ------           ------

Total Distributions              (7.25)           (8.85)           (7.88)           (6.03)
                                 ------           ------           ------           ------

Net Asset Value, End of
   the Year                      $100.00          $100.00         $100.00          $100.00
                                 =======          =======         =======          =======

Total Return (%)                   7.4              9.2             8.2              6.2

Ratio of Operating
   Expenses to Average Net        0.38             0.38             0.38
   Assets(%)(a)                                                                      0.38

Ratio of Net Investment
   Income to Average Net
   Assets (%)                     7.26             8.85             7.87             6.01

Net Assets, End of Period
   (000)                         $38,929          $42,678         $60,071          $58,614

                                                                   Year Ended December 31,
                             -----------------------------------------------------------------------------------------------------

                                  1992             1993             1994            1995             1996             1997
                                 -------          -------         -------          -------        ----------       -----------
Net Asset Value, Beginning
   of the Year                   $100.00          $100.00         $100.00          $100.00          $100.00
                                 -------          -------         -------          -------          -------

Income From Investment
   Operations
Net Investment Income             3.73             2.93             3.89            5.50             4.99
                                  ----             ----             ----            ----             ----

Total From Investment
   Operations                     3.73             2.93             3.89            5.50             4.99
                                  ----             ----             ----            ----             ----

Less distributions
Distributions From Net
   Investment Income             (3.73)           (2.93)           (3.89)          (5.50)           (4.99)
                                 ------           ------           ------          ------           ------

Total Distributions              (3.73)           (2.93)           (3.89)          (5.50)           (4.99)
                                 ------           ------           ------          ------           ------

Net Asset Value, End of
   the Year                      $100.00          $100.00         $100.00          $100.00          100.00
                                 =======          =======         =======          =======          ======

Total Return (%)                  3.79             2.97             4.01            5.64             5.11

Ratio of Operating
   Expenses to Average Net
   Assets(%)                      0.38             0.38             0.40            0.50             0.50

Ratio of Net Investment
   Income to Average Net
   Assets (%)                     3.71             2.93             3.89            5.50             4.99

Net Assets, End of Period
   (000)                         $61,607          $59,044         $73,960          $90,148         $116,999

The Ratio of Operating
   Expenses to Average
   Net Assets without
   giving effect to the
   voluntary expense
   limitations described in
   Footnote (a) would have
   been                            ---              ---             ---             0.51             0.50

(a) Beginning May 1, 1995, the Series' adviser has voluntarily agreed to bear Series' expenses (other than advisory fees and any brokerage costs, interest taxes, or extraordinary expenses) in excess of 0.15% of the Series' average daily net assets.

                                   THE FUND

  The Fund is a diversified, open-end management investment company organized in 1987 as a Massachusetts business trust under the laws of Massachusetts. The Fund is a series type company with fourteen investment portfolios: the Loomis Sayles Small Cap Series, the Morgan Stanley International Magnum Equity Series, the Alger Equity Growth Series, the Capital Growth Series, the Goldman Sachs Midcap Value Series, the Davis Venture Value Series, the Westpeak Growth and Income Series, the Westpeak Stock Index Series, the Loomis Sayles Balanced Series, the Back Bay Advisors Managed Series, the Salomon Brothers Strategic Bond Opportunities Series, the Back Bay Advisors Bond Income Series, the Salomon Brothers U.S. Government Series and the Back Bay Advisors Money Market Series.

   Shares in the Fund are not offered directly to the general public and, currently, are available only to separate accounts established by New England Life Insurance Company ("NELICO"), Metropolitan Life Insurance Company ("MetLife") or subsidiaries of MetLife as an investment vehicle for variable life insurance or variable annuity products, although not all Series may be available to all separate accounts. In the future, however, such shares may be offered to separate accounts of insurance companies unaffiliated with NELICO or MetLife.

                      INVESTMENT OBJECTIVES AND POLICIES

Loomis Sayles Small Cap Series

   The Loomis Sayles Small Cap Series' investment objective is long-term capital growth from investments in common stocks or their equivalents.

   Loomis, Sayles & Company, L.P. ("Loomis Sayles"), the Series' subadviser, manages the Series by investing primarily in stocks of small capitalization companies with good earnings growth potential that Loomis Sayles believes are undervalued by the market. Normally the Series will invest 65% of its assets in companies with market capitalization, at the time of investment, in the range of the market capitalization of those companies which make up the Russell 2000 Index, which have better than average growth rates below-average price/earnings ratios and strong balance sheets and cash flow. Loomis Sayles seeks to build a core small cap portfolio of solid growth company stocks, with a smaller emphasis on special situations and turnarounds (companies that have experienced significant business problems but which Loomis Sayles believes have favorable prospects for recovery), as well as unrecognized stocks.

   Under unusual market conditions as determined by Loomis Sayles, all or any portion of the Series may be invested, for temporary, defensive purposes, in short-term debt instruments or in cash. In addition, under normal conditions, a portion of the Series' assets may be invested in short-term assets for liquidity purposes or pending investment in other securities. Short-term investments may include U.S. Government securities, certificates of deposit, commercial paper and other obligations of corporate issuers rated in the top two rating categories by a major rating agency or, if unrated, determined to be of comparable quality by the subadviser, and repurchase agreements that are fully collateralized by cash, U.S. Government securities or high-quality money market instruments.

Morgan Stanley International Magnum Equity Series

   The Morgan Stanley International Magnum Equity Series seeks long-term capital appreciation by investing primarily in common and preferred stocks, convertible securities, rights or warrants to purchase common stocks and other equity securities of non-U.S. issuers, in accordance with the EAFE country (as defined below) weightings determined by Morgan Stanley Asset Management Inc. ("MSAM"), the Series' subadviser. The production of any current income is incidental to this objective. The equity securities in which the Series may invest may be denominated in any currency.

   The countries in which the Series will primarily invest are those comprising the Morgan Stanley Capital International EAFE Index (the "EAFE Index"), which includes Australia, Japan, New Zealand, most nations located in Western Europe and certain developed countries in Asia, such as Hong Kong and Singapore (each an "EAFE country," and collectively the "EAFE countries"). The Series may invest up to 5% of its assets in non-EAFE countries. Under normal circumstances, at least 65% of the total assets of the Series will be invested in equity securities of issuers in at least three countries outside the United States.

   Although the Series intends to invest primarily in equity securities listed on a stock exchange in an EAFE country, the Series may invest without limit in equity securities that are traded over the counter or that are not admitted to listing on a stock exchange or dealt in on a regulated market. As a result of the absence of a public trading market, such securities may pose liquidity risks.

   MSAM's approach is to establish regional allocation strategies. By analyzing a variety of macroeconomics and political factors, MSAM develops fundamental projections on comparative interest rates, currencies, corporate profits and economic growth among the various regions represented in the EAFE Index. These projections will be used to establish regional allocation strategies. Within these regional allocations, MSAM then selects equity securities among issuers of a region.

   MSAM's approach in selecting among equity securities within a region comprised of EAFE countries is oriented towards individual stock selection and is value driven. MSAM identifies those equity securities which it believes to be undervalued in relation to the issuer's assets, cash flow, earnings and revenues. In selecting investments, MSAM utilizes the research of a number of sources, including Morgan Stanley Capital International, an affiliate of the subadviser located in Geneva, Switzerland. The Series' holdings are regularly reviewed and subjected to fundamental analysis to determine whether they continue to conform to MSAM's investment criteria. Equity securities which no longer conform to such investment criteria will be sold. See "Investment Risks
- Foreign Securities" below.

Alger Equity Growth Series

   The Alger Equity Growth Series' investment objective is to seek long-term capital appreciation. The Series' assets will be invested primarily in a diversified, actively managed portfolio of equity securities, primarily of companies having a total market capitalization of $1 billion or greater. These companies may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth progress, or may be companies providing products or services with a high unit volume growth rate.

   The Series' subadviser, Fred Alger Management, Inc. ("Alger Management"), seeks to achieve its objective by investing in equity securities, such as common or preferred stocks or securities convertible into or exchangeable for equity securities, including warrants and rights. Except during temporary defensive periods, the Series invests at least 85% of its net assets in equity securities and at least 65% of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization of $1 billion or greater; the Series may invest up to 35% of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization of less than $1 billion. The Series anticipates that it will invest primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market.

   The Series may invest in bank and thrift obligations, obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities, foreign bank obligations and obligations of foreign branches of domestic banks, and variable rate master demand notes.

   The Series may also hold up to 15% of its net assets in money market instruments and repurchase agreements, purchase restricted securities (including Rule 144A securities (Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers) and enter into short sales "against the box."

   The Series may lend securities it owns so long as such loans do not exceed 33 1/3% of the Series' total assets.

Capital Growth Series

   The Capital Growth Series, which is advised by Capital Growth Management Limited Partnership ("CGM"), seeks long-term growth of capital through investment primarily in equity securities of companies whose earnings are expected to grow at a faster rate than the United States economy. Most of the Series' investments are normally in common stocks, although the Series may invest in any type of equity securities. Equity securities are common stocks and securities convertible into common stocks. The Series does not consider current income as a significant factor in selecting its investments. Equity securities are volatile investments, subject to price declines as well as advances, and involve greater risks than some other investment media.

Davis Venture Value Series

   The Davis Venture Value Series' investment objective is growth of capital. The Series' subadviser is Davis Selected Advisers, L.P. ("Davis Selected").

   The Series will primarily invest in domestic common stocks that Davis Selected believes have capital growth potential due to factors such as undervalued assets or earnings potential, product development and demand, favorable operating ratios, resources for expansion, management abilities, reasonableness of market price, and favorable overall business prospects. The Series will generally invest predominantly in equity securities of companies with market capitalizations of at least $250 million. It may also invest in issues with smaller capitalizations.

   The Series may invest in foreign securities, and may hedge currency fluctuation risks related thereto. The Series may invest in U.S. registered investment companies that primarily invest in foreign securities, provided that no such investment may cause more than 10% of the Series' total assets to be invested in such companies. The Series may invest in restricted securities, which may include Rule 144A securities.

   The Series may write covered call options on its portfolio securities, but currently intends to invest in such options only to the extent that less than 5% of its net assets would be subject to the options.

   The Series may lend securities it owns so long as such loans do not exceed 5% of the Series' net assets.

Goldman Sachs Midcap Value Series

   The Goldman Sachs Midcap Value Series seeks to provide investors with long-term capital appreciation. Goldman Sachs Asset Management ("GSAM") acts as subadviser and invests, under normal circumstances, substantially all of the Series' assets in equity securities and at least 65% of its total assets in equity securities of companies with public stock market capitalizations of between $500 million and $10 billion at the time of investment (based upon shares available for trading on an unrestricted basis). If the capitalization of an issuer increases above or decreases below this range after purchase of such issuer's securities, the Series may, but is not required to, sell the securities. Dividend income, if any, is an incidental consideration.

   GSAM evaluates securities using fundamental analysis and intends to purchase equity securities that are, in its view, underpriced relative to a combination of such companies' long-term earnings prospects, growth rate, free cash flow and/or dividend-paying ability. Consideration will be given to the business quality of the issuer. Factors positively affecting GSAM's view of the quality include the competitiveness and degree of regulation in markets in which the issuer operates, the existence of a management team with a record of success, the position of the issuer in markets in which it operates, the level of the issuer's financial leverage and the sustainable return on capital invested in the business. The Series may also purchase securities of issuers that have experienced difficulties and that, in the opinion of GSAM, are available at attractive prices.

   The Series may invest up to 35% of its total assets in fixed income securities, including up to 10% of its total assets in fixed-income securities rated BB or lower by S&P or Ba or lower by Moody's. In addition, although the Series will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including up to 15% of its assets in securities of issuers in emerging markets (as from time to time determined by GSAM) and securities quoted in foreign currencies.

   The Series may lend securities it owns so long as such loans do not exceed 33 1/3% of the Series' total assets.

   The Series may make short sales "against the box," but will not invest more than 25% of the Series net assets (determined at the time of the short sale) in such short sales against the box.

   In addition to the techniques described above, the Series may with respect to no more than 5% of its net assets, engage in the following techniques and investments (i) warrants and stock purchase rights and (ii) custodial receipts.


Westpeak Growth and Income Series

   The Series, for which Westpeak Investment Advisors, L.P. ("Westpeak") acts as subadviser, seeks long-term total return (capital appreciation and dividend income) through investment in equity securities. Emphasis will be given to both undervalued securities ("value" style) and securities of companies with growth potential ("growth" style). The Series will ordinarily invest substantially all its assets in equity securities.

   The Series may engage in transactions in futures contracts solely for the purpose of maintaining full exposure of the portfolio to the movements of broad equity markets at times when the Series holds a cash position pending investment in stocks or in anticipation of redemptions. See "Futures and Other Hedging Transactions" under "Investment Risks" below and "Futures" in the Statement.

Westpeak Stock Index Series

   The Series, for which Westpeak acts as subadviser, seeks to provide investment results that correspond to the composite price and yield performance of United States publicly traded common stocks. The Series seeks to achieve this investment objective by attempting to duplicate the composite price and yield performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index").

   The S&P 500 Index fluctuates with changes in the market value of the stocks included in the S&P 500 Index. An investment in the Series involves risks similar to the risks of investing directly in the stocks included in the S&P 500 Index.

   The Series seeks to duplicate the composite price and yield performance of the S&P 500 Index at lower cost, without investing in all of the 500 stocks included in the S&P 500 Index by selecting stocks having a combination of characteristics similar to the omitted stocks and, in order to minimize "tracking error," adjusting the proportions of the stocks included in the Series' portfolio relative to each stock's weighting in the S&P 500 Index. ("Tracking error" is a statistical measure of the difference between the investment results of the Series, before taking into account the Series' expenses, and the investment results of the S&P 500 Index.)

   Westpeak expects that, depending on its size, the Westpeak Stock Index Series will ordinarily invest in approximately 300 of the 500 stocks included in the S&P 500 Index. From time to time and over any period of time, this number may be significantly higher or lower, depending on the size of the Series and on Westpeak's judgment as to the appropriate number of stocks in which to invest in order to approximate the composite price and yield performance of the S&P 500 Index. In the future, however, the Series may, without shareholder approval, select a stock index other than the S&P 500 Index as the standard of comparison for the Series' investments, or discontinue the practice of using a stock index as the standard of comparison for the common stock portion of the Series' portfolio. The Series may also engage in futures transactions to reduce tracking error. See "Futures and Other Hedging Transactions" under "Investment Risks" below and "Futures" in the Statement.

Loomis Sayles Balanced Series

   The Series' investment objective is reasonable long-term investment return from a combination of long-term capital appreciation and moderate current income.

   The Series, for which Loomis Sayles acts as subadviser, is "flexibly managed" in that sometimes it invests more heavily in equity securities and at other times it invests more heavily in fixed-income securities, depending on Loomis Sayles' view of the economic and investment outlook. Most of the Series' investments are normally in dividend-paying common stocks of recognized investment quality that are expected to achieve growth in earnings and dividends over the long term. Fixed-income securities include notes, bonds, non-convertible preferred stock and money market instruments. The Series may invest in adjustable rate mortgage securities, asset-backed securities, stripped mortgage securities (see "STRIPs" in the Statement) and inverse floaters, subject to a limit of 5% of the Series' assets for each of these instruments. The Series may invest in securities rated BB or Ba or lower by Standard & Poor's Ratings Group ("Standard & Poor's" or "S&P") or Moody's Investors Service, Inc. ("Moody's") (or in unrated securities that Loomis Sayles determines to be of comparable quality). During the fiscal year ended December 31, 1997, 1.33% of the average month-end net assets of the Series were invested in fixed-income securities rated in the rating category (BB or Ba) just below investment grade and 0.57 assets were invested in fixed-income securities rated below this level. The Series invests at least 25% of its assets in fixed-income senior securities and, under normal market conditions, more than 50% of its assets in equity securities. The Series also may invest in foreign securities. See "Investment Risks -- Foreign Securities" below.

Back Bay Advisors Managed Series

   The investment objective of the Back Bay Advisors Managed Series is to provide a favorable total investment return through investment in a diversified portfolio of common stocks and fixed-income securities. These investments will be made in proportions that Back Bay Advisors, L.P. ("Back Bay Advisors"), the Series' subadviser, deems appropriate for an investor who wishes to invest in a portfolio containing a diversified mix of assets.

   It is expected that more often than not the investment portfolio of the Series will contain a higher proportion of common stocks than of notes and bonds, and a higher proportion of notes and bonds than of money market instruments. However, Back Bay Advisors will make variations in the proportions of each investment category in accordance with its assessment of the outlook for the economy and the financial markets and its judgment about the relative attractiveness of each asset type in light of economic conditions. The Series may also engage in futures transactions to manage its portfolio exposure to the risks of investment in common stocks or notes and bonds. The Series will engage in futures transactions only to the extent allowed by state law and regulations. See "Investment Risks -- Futures and Other Hedging Transactions" below and "Futures" in the Statement.

   The investment practices with respect to the common stock portion of the Series center upon selecting a portfolio of securities, drawn from the S&P 500, which taken as a group can be characterized as high capitalization growth issues. A proprietary quantitative model is used to achieve an industry sector-neutral investment approach. In addition, as conditions warrant, a portion of the stock portfolio may be invested in "value" situations, as identified by Back Bay Advisors' quantitative model. In the future, however, the Series may, without shareholder approval, select a stock index other than the S&P 500 Index as the standard of comparison for the Series' common stock investments, or discontinue the practice of using a stock index as the standard of comparison for the common stock portion of the Series' portfolio. The Series may invest a limited portion of its assets in securities of foreign issuers and may invest in convertible securities. See "Investment Risks -- Foreign Securities" below.

   The fixed-income portion of the Series' portfolio will be invested in bonds of the types in which the Back Bay Advisors Bond Income Series is permitted to invest (see below). These may include securities rated BB or lower by S&P or Ba or lower by Moody's (or unrated but determined to be of comparable quality by Back Bay Advisors) which are considered high yield, high risk securities and are commonly known as "junk bonds." The Series will acquire no security rated below B at the time of investment (or unrated but determined to be of comparable quality by Back Bay Advisors). If a security held by the Series is downgraded below B, Back Bay Advisors will determine at that time whether the Series will continue to hold the security, taking into account the current conditions. During the fiscal year ended December 31, 1997, ___% of the average month-end net assets of the Series were invested in fixed-income securities rated in the rating category (BB or Ba) just below investment grade and no assets were invested in fixed-income securities rated below this level.

Salomon Brothers Strategic Bond Opportunities Series

   The investment objective of Salomon Brothers Strategic Bond Opportunities Series is to seek a high level of total return consistent with preservation of capital.

   Based upon the assessment of Salomon Brothers Asset Management Inc ("SBAM"), subadviser to the Series, of the relative risks and opportunities available in various market segments, assets will be allocated among U.S. Government obligations, mortgage backed securities, domestic and foreign corporate debt and sovereign debt securities rated investment grade (BBB or higher by S&P or Baa or higher by Moody's), or if unrated, deemed to be of comparable quality in the subadviser's judgment, and domestic and foreign corporate debt and sovereign debt securities rated below investment grade. The Series may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions, in the form of participation in such Loans and assignments of all or a portion of such loans from third parties. See "Investment Risks--Loan Participations and Assignments" below.

   Depending on market conditions, the Series may invest without limit in securities rated below investment grade, which involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than investments in higher-quality securities. Although the Series' subadviser does not anticipate investing in excess of 75% of the Series' assets in domestic and developing country debt securities that are rated below investment grade, the Series may invest a greater percentage in such securities when, in the opinion of the subadviser, the yield available from such securities outweighs their additional risks. Certain of the debt securities in which the Series may invest may be rated as low as "C" by

Moody's or "D" by S&P or, if unrated, determined to be of comparable quality to securities so rated. Securities rated below investment grade quality are considered high yield, high risk securities and are commonly known as "junk bonds." See "Investment Risks--Lower Rated Fixed-Income Securities" below. During the fiscal year ended December 31, 1997, ___% of the average month-end net assets of the Series were invested in fixed-income securities rated in the rating category (BB or Ba) just below investment grade and ___% of the Series assets were invested in fixed-income securities below this level. See Appendix A for more complete information on portfolio composition.

   In addition, the Series may invest in securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities, including mortgage backed securities, and may also invest in preferred stocks, convertible securities (including those issued in the Euromarket), securities carrying warrants to purchase equity securities, privately placed debt securities, stripped mortgage securities, zero coupon securities and inverse floaters.

   The Series may, and the subadviser anticipates that under certain market conditions it will, invest up to 100% of its assets in foreign securities, including Brady Bonds. Brady Bonds are debt obligations created through the exchange of commercial bank loans for new obligations under a plan introduced by former U.S. Treasury Secretary Nicholas Brady. See "Investment Risks--High Yield/High Risk Foreign Sovereign Debt Securities" below. There is no limit on the value of the Series' assets that may be invested in the securities of any one country or in assets denominated in any one country's currency.

   The Series may also invest in debt obligations issued or guaranteed by a foreign sovereign government or one of its agencies or political subdivisions and debt obligations issued or guaranteed by supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Such supranational issued instruments may be denominated in multi-national currency units.

   The Series currently intends to invest substantially all of its assets in fixed-income securities. In order to maintain liquidity, the Series may invest up to 20% of its assets in high-quality short-term money market instruments.

   The Series' subadviser has the discretion to select the range of maturities of the various fixed-income securities in which the Series will invest. The weighted average life of the Series may vary substantially from time to time depending on economic and market conditions.

   The Series may purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities, financial futures contracts, fixed-income indices and other financial instruments, enter into financial futures contracts, enter into interest rate transactions and enter into currency transactions. Interest rate transactions may take the form of swaps, structured notes, caps, floors and collars, and currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts. See "Futures and Other Hedging Transactions" under "Investment Risks" below and "Futures" in the Statement.

   The Series may lend securities it owns so long as such loans do not represent more than 20% of the Series' total assets.

Back Bay Advisors Bond Income Series

   The investment objective of the Series is to provide a high level of current income consistent with protection of capital and moderate investment risk through investment primarily in U.S. Government and corporate bonds. In general, fixed-income securities, such as the bonds in which the Series may invest, are subject to credit risk (the risk that the obligor will default in the payment of principal and/or interest) and to market risk (the risk that the market value of the securities will change as a result of changes in market rates of interest). The Series may also invest in convertible securities. See "Investment Risks--Convertible Securities" below.

   At least 80% of the Series' assets will consist of securities rated AAA, AA, A or BBB by S&P or Aaa, Aa, A or Baa by Moody's, or unrated but determined by Back Bay Advisors, the Series' subadviser, to be of comparable quality to securities in those rating categories. The Series may not invest more than 10% of its total net assets in obligations of foreign issuers. The Series will invest in these securities only when Back Bay Advisors believes the associated risks are minimal. See "Investment Risks--Foreign Securities" below.

   Up to 20% of the Series' assets may be invested in securities rated BB or lower by S&P or Ba or lower by Moody's at the time of investment. During the fiscal year ended December 31, 1997, ____% of the average month-end net assets of the Series were invested in fixed-income securities rated in the rating category (BB or Ba) just below investment grade, and no assets were invested in fixed-income securities rated below this level. Securities rated BB or lower by S&P or Ba or lower Moody's (or unrated but determined to be of comparable quality by Back Bay Advisors) are considered high yield, high risk securities and are commonly known as "junk bonds." The Series will not invest in any securities rated below B at the time of investment (or unrated securities that Back Bay Advisors determines to be of comparable quality). If a security held by the Series is downgraded below B, Back Bay Advisors will determine at that time whether the Series will continue to hold the security, taking into account the current conditions. See Appendix A for more complete information on portfolio composition.

   The average maturity of the Back Bay Advisors Bond Income Series' portfolio will usually be between five and fifteen years.

Salomon Brothers U.S. Government Series

   The Salomon Brothers U.S. Government Series' investment objective is to provide a high level of current income consistent with preservation of capital and maintenance of liquidity.

   The Series seeks to achieve its objective by investing primarily in debt obligations (including mortgage backed securities) issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities or derivative securities (such as collateralized mortgage obligations) backed by such securities.

   At least 80% of the total assets of the Series will be invested in:

      (1) mortgage backed securities guaranteed by the Government National Mortgage Association ("GNMA") which are supported by the full faith and credit of the U.S. Government. Such securities entitle the holder to receive all interest and principal payments when due, whether or not payments are actually made on the underlying mortgages;

      (2) U.S. Treasury obligations;

      (3) debt obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government which are backed by their own credit but are not necessarily backed by the full faith and credit of the U.S. Government;

      (4) mortgage-related securities guaranteed by agencies or instrumentalities of the U.S. Government which are supported by their own credit but not the full faith and credit of the U.S. Government, such as the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association ("FNMA"), and

      (5) collateralized mortgage obligations issued by private issuers for which the underlying mortgage backed securities serving as collateral are backed (i) by the credit of the U.S. Government agency or instrumentality which issues or guarantees the mortgage backed securities, or (ii) by the full faith and credit of the U.S. Government.

   Under normal market conditions, at least 65% of the Series' total assets will be invested in securities issued or guaranteed by the U.S. Government or an agency, authority or instrumentality thereof. For purposes of this policy, securities that are not issued or guaranteed by the U.S. Government or an agency, authority or instrumentality will not count toward the 65% minimum, even if they are backed by mortgages (or other collateral) that are so guaranteed.

   Any guarantee of the securities in which the Series invests runs only to principal and interest payments on the securities and not to the market value of such securities or the principal and interest payments on the underlying mortgages. In addition, the guarantee runs to the portfolio securities held by the Series and not to the purchase of shares of the Series.

   The Series may purchase or write options on securities, options on securities indices and options on futures contracts and may buy or sell futures on financial instruments and securities indices.

   Up to 20% of the total assets of the Series may be invested in marketable debt securities of domestic issuers and of foreign issuers (payable in U.S. dollars) rated at the time of purchase Baa or higher by Moody's or BBB or higher by S&P, or, if unrated, deemed by SBAM to be of comparable quality, convertible securities (including those issued in the Euromarket), securities carrying warrants to purchase equity securities and privately placed debt securities.

   The Series may lend securities it owns so long as such loans do not represent more than 20% of the Series' total assets.

Back Bay Advisors Money Market Series

  The Series seeks the highest possible level of current income consistent with preservation of capital through investment in a managed portfolio of high quality money market instruments including: (1) obligations backed by the full faith and credit of the United States Government, such as bills, notes and bonds issued by the U.S. Treasury or by such government agencies as the Farmers' Home Administration or the Small Business Administration; (2) other obligations issued or guaranteed by the United States Government or its agencies, authorities or instrumentalities, such as obligations of the Tennessee Valley Authority, Federal Land Banks and FNMA (together with full faith and credit obligations, "U.S. Government Securities"); (3) commercial paper and other corporate debt obligations rated in the highest rating category by S&P or Moody's or, if unrated, of comparable quality as determined by Back Bay Advisors, the Series' subadviser, under guidelines approved by the Fund's Trustees; (4) repurchase agreements relating to any of the above and (5) obligations of banks or savings and loan associations (such as bankers' acceptances and certificates of deposit, including Eurodollar obligations of foreign branches of U.S. banks and dollar denominated obligations of U.S. and United Kingdom branches of foreign banks) whose net assets exceed $100,000,000;

   The Series may invest up to 100% of its assets in certificates of deposit, bankers' acceptances and other bank obligations.

   All the Series' money market instruments mature in less than 397 days and its dollar-weighted average portfolio maturity is 90 days or less. The Series calculates the maturity of repurchase agreements by reference to the repurchase date, not by reference to the maturity of the underlying security.

   By investing only in high quality, short-term securities, the Series seeks to minimize credit risk and market risk. Credit risk is the risk that the obligor will default in the payment of principal and/or interest. In a repurchase agreement transaction, credit risk relates to the performance by the other party of its obligation to repurchase the underlying security from the Series. If the other party defaults on that obligation, the Series may face various delays and risks of loss. Market risk is the risk that the market value of the securities will change as a result of changes in market rates of interest. The Series expects that those changes will be relatively small and that the Series will be able to maintain the net asset value of its shares at a constant level of $100, although this cannot be assured.

   The Eurodollar obligations of foreign branches of U.S. banks and U.S. and United Kingdom branches of foreign banks in which the Series may invest may be subject to certain risks which do not apply to investments in obligations of domestic branches of U.S. banks. These risks may relate to foreign economic, political and legal developments and to the fact that foreign banks and foreign branches of U.S. banks may be subject to different regulatory requirements.

Additional Information

   Except for the investment objective of the Loomis Sayles Small Cap, Capital Growth, Westpeak Growth and Income, Westpeak Stock Index, Back Bay Advisors Managed, Back Bay Advisors Bond Income and Back Bay Advisors Money Market Series, or except as otherwise explicitly stated in this Prospectus or the Statement, each Series' investment policies may be changed at any time without shareholder approval.

   Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company, and include common and preferred stocks and securities exercisable for or convertible into common or preferred stocks (such as warrants, convertible debt securities and convertible preferred stock).

   The Loomis Sayles Small Cap, Morgan Stanley International Magnum Equity, Alger Equity Growth, Capital Growth, Davis Venture Value, Goldman Sachs Midcap Value, Westpeak Growth and Income and Westpeak Stock Index Series seek to attain their objectives by normally investing their assets primarily in equity securities. When the particular Series' adviser or subadviser deems it appropriate, however, any of these Series may, for temporary defensive purposes, hold all or a substantial portion of its assets in cash or fixed-income investments, including U.S. Government obligations, investment grade (and comparable unrated) corporate bonds or notes, money market instruments, bankers acceptances and repurchase agreements. In addition, the Morgan Stanley International Magnum Equity Series may invest temporarily in foreign government, agency or corporate debt obligations and any other instruments denominated in any currency issued by international development agencies. No estimate can be made as to when or for how long any Series will employ defensive strategies.


                                INVESTMENT RISKS

 . Equity Securities (Loomis Sayles Small Cap, Morgan Stanley International
  Magnum Equity, Alger Equity Growth, Capital Growth, Davis Venture Value, Goldman Sachs Midcap Value, Westpeak Growth and Income , Westpeak Stock Index, Loomis Sayles Balanced and Back Bay Advisors Managed Series)

Equity securities are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in a Series may sometimes decrease instead of increase. Investments in companies with relatively small capitalization may involve greater risk than is usually associated with more established companies. These companies often have sales and earnings growth rates which exceed those of companies with larger capitalization. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with smaller capitalization often have limited product lines, markets or financial resources and they may be dependent upon a relatively small management group. The securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalization or the market averages in general. The net asset value of a Series that invests in companies with smaller capitalization, therefore, may fluctuate more widely than market averages.

 . Convertible Securities (Morgan Stanley International Magnum Equity, Alger
  Equity Growth, Capital Growth, Goldman Sachs Midcap Value, Loomis Sayles Balanced, Back Bay Advisors Managed, Salomon Brothers Strategic Bond Opportunities and Back Bay Advisors Bond Income Series)

Convertible securities include debt securities or preferred stock that are convertible into stock as well as other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their values will normally increase or decrease as the values of the underlying equity securities increase or decrease. The movements in the prices of convertible securities, however, may be smaller than the movements in the value of the underlying equity securities.
Convertible debt and preferred stock usually provide a higher yield than the underlying equity securities, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity securities. The value of convertible securities that pay dividends or interest, like the value of other fixed-income securities, generally fluctuates inversely with changes in interest rates. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. They do not represent ownership of the securities for which they are exercisable, but only the right to buy such securities at a particular price.

 . Fixed-Income Securities (All Series)

Fixed-income securities include a broad array of short, medium and long term obligations issued by the U.S. or foreign governments, government or international agencies and instrumentalities, and corporate issuers of various types. Some fixed-income securities represent uncollateralized obligations of their issuers; in other cases, the securities may be backed by specific assets (such as mortgages or other receivables) that have been set aside as collateral for the issuer's obligation. Fixed-income securities generally involve an obligation of the issuer to pay interest or dividends on either a current basis or at the maturity of the security, as well as the obligation to repay the principal amount of the security at maturity.

Fixed-income securities involve both credit risk and market risk. Credit risk is the risk that the security's issuer will fail to fulfill its obligation to pay interest, dividends or principal on the security. Market risk is the risk that the value of the security will fall because of changes in market rates of interest. Except to the extent values are affected by other factors such as developments relating to a specific issuer, generally the value of a fixed-income security can be expected to rise when interest rates decline and conversely, the value of such a security can be expected to fall when interest rates rise. Some fixed-income securities also involve prepayment or call risk. This is the risk that the issuer will repay a Series the principal on the security before it is due, thus depriving the Series of a favorable stream of future interest or dividend payments. In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a Series would typically receive a premium if an issuer were to redeem a security, if an issuer were to exercise a "call option" and redeem the security during times of declining interest rates, a Series may realize a capital loss on its investment if the security was purchased at a premium and a Series may be forced to replace the called security with a lower yielding security.

The short-term and medium-term fixed-income securities in which the Morgan Stanley International Magnum Equity Series may invest consists of (a) obligations of governments, agencies or instrumentalities of any member state of the Organization for Economic Cooperation and Development ("OECD"), including the United States; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks organized under the laws of any member states of the OECD, including the United States, denominated in any currency; (c) finance company and corporate commercial paper and other short-term corporate debt obligations of corporations organized under the laws of any member states of the OECD, including the United States, meeting the Series' credit quality standards, provided that no more than 20% of the Series' assets is invested in any one of such issuers. The short-term and medium-term securities in which the Series may invest will be rated investment grade, or if unrated, determined to be of comparable quality by MSAM.

Because interest rates vary, it is impossible to predict the income for any particular period of a Series that invests in fixed-income securities. Fluctuations in the value of a Series' investments in fixed-income securities will cause a Series' net asset value to increase or decrease.

 . Lower Rated Fixed-Income Securities (Goldman Sachs Midcap Value, Loomis Sayles
  Balanced, Back Bay Advisors Managed, Salomon Brothers Strategic Bond Opportunities and Back Bay Advisors Bond Income Series)

Fixed-income securities rated BB or lower by S&P or Ba or lower by Moody's (and comparable unrated securities) are of below "investment grade" quality. Lower quality fixed-income securities generally provide higher yields, but are subject to greater credit and market risk than higher quality fixed-income securities. Lower quality fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Achievement of the investment objective of a mutual fund investing in lower quality fixed-income securities may be more dependent on the Series' subadviser's own credit analysis than for a fund investing in higher quality bonds. The market for lower quality fixed-income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower rated fixed-income securities. This lack of liquidity at certain times may affect the valuation of these securities and may make the valuation and sale of these securities more difficult. Securities of below investment grade quality are considered high yield, high risk securities and are commonly known as "junk bonds." For more information, including a detailed description of the ratings assigned by S&P and Moody's, please refer to "Appendix B--Ratings of Securities."

 . Mortgage-Related Securities (Loomis Sayles Balanced, Back Bay Advisors
  Managed, Salomon Brothers Strategic Bond Opportunities, Back Bay Advisors Bond Income and Salomon Brothers U.S. Government Series)

Mortgage-related securities, such as GNMA or FNMA certificates, differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if a Series purchases these assets at a premium, a faster-than-expected prepayment rate will reduce yield to maturity, and a slower-than-expected prepayment rate will have the opposite effect of increasing yield to maturity. If a Series purchases mortgage-related securities at a discount, faster-than-expected prepayments will increase, and slower-than-expected prepayments will reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by the Series, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates.

Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. When interest rates rise, the value and liquidity of mortgage-backed securities may decline sharply and generally will decline more than would be the case with other fixed-income securities. However, because of the prepayment feature, the value of mortgage-backed securities may not increase as much as other fixed-income securities when interest rates decline.

 . Collateralized Mortgage Obligations (Loomis Sayles Balanced, Back Bay Advisors
  Managed, Salomon Brothers Strategic Bond Opportunities, Back Bay Advisors Bond Income and Salomon Brothers U.S. Government Series)

A collateralized mortgage obligation ("CMO") is a debt security collateralized by a portfolio of mortgages or mortgage securities held under a trust indenture. In some cases, the underlying mortgages or mortgage securities are issued or guaranteed by the U.S. Government or an agency or instrumentality thereof, but the obligations purchased by a Series will in many cases not be so issued or guaranteed. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. The early retirement of a particular class or series of CMO held by a Series would have the same effect as the prepayment of mortgages underlying a mortgage pass-through security.

 . "Stripped" Mortgage Securities (Salomon Brothers Strategic Bond Opportunities and Salomon Brothers U.S. Government Series)

"Stripped" mortgage securities are derivative multi-class mortgage securities. "Stripped" mortgage securities may be issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loans, mortgage banks, commercial banks or investment banks. Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distribution on a pool of mortgage assets. In some cases, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). Stripped mortgage securities have greater market volatility than other types of mortgage securities. The yield to maturity on IOs and POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are sensitive to changes in prevailing interest rates and to the rates of principal payments (including prepayment) on the underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated payments of principal, the Series may fail to recoup fully its investments in IOs. The staff of the SEC has indicated that it views stripped mortgage securities as illiquid. Until further clarification of the matter is provided by the staff, each Series will treat its investments in stripped mortgage securities as illiquid, and as such, these investments, together with any other illiquid investments, will not exceed 15% of a Series' net assets.

 . Adjustable Rate Mortgage Securities (Loomis Sayles Balanced, Salomon Brothers
  Strategic Bond Opportunities and Salomon Brothers U.S. Government Series)

An adjustable rate mortgage security ("ARM"), like a traditional mortgage security, is an interest in a pool of mortgage loans that provides investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed rate mortgage securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. Because of the resetting of interest rates, ARMs are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

 . Asset Backed Securities (Loomis Sayles Balanced, Salomon Brothers Strategic
  Bond Opportunities and Salomon Brothers U.S. Government Series)

The securitization techniques used to develop mortgage securities are also being applied to a broad range of other assets. Through the use of trusts and special purpose corporations, automobile and credit card receivables are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to the CMO structure.
Generally the issuers of asset backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the Series will ordinarily reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, a Series' ability to maintain a portfolio which includes high-yielding asset backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities which have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss. A Series will only invest in asset backed securities rated, at the time of purchase, AA or better by S&P or Aa or better by Moody's or which, in the opinion of the subadviser, are of comparable quality.

 . Inverse Floaters (Loomis Sayles Balanced, Salomon Brothers Strategic Bond
  Opportunities and Salomon Brothers U.S. Government Series)

The Series listed above may invest in inverse floaters, which are derivative mortgage securities. Inverse floaters are structured as a class of security that receives distributions on a pool of mortgage assets and whose yields move in the opposite direction of short-term interest rates, sometimes, at an accelerated rate. Inverse floaters may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Inverse floaters have greater volatility than other types of mortgage securities in which the Series invest (with the exception of stripped mortgage securities). Although inverse floaters are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, inverse floaters are generally illiquid.

 . Repurchase Agreements (All Series)

In a repurchase agreement, a Series buys securities from a seller, usually a bank or brokerage firm, with the understanding that the seller will repurchase the securities at a higher price at a later date. If the seller fails to repurchase the securities, the Series has rights to sell the securities to third parties. Repurchase agreements can be regarded as loans by the Series to the seller, collateralized by securities that are the subject of the agreement. Repurchase agreements afford an opportunity for a Series to earn a return on available cash at relatively low market risk, although the Series may be subject to various delays and risks of loss if the seller fails to meet its obligation to repurchase.

The Goldman Sachs Midcap Value Series may, together with other registered investment companies managed by GSAM or its affiliates, transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

 . Reverse Repurchase Agreements and Dollar Roll Agreements (Salomon Brothers
  Strategic Bond Opportunities and Salomon Brothers U.S. Government Series)

The Salomon Brothers Strategic Bond Opportunities Series and Salomon Brothers U.S. Government Securities Series may enter into reverse repurchase agreements and dollar roll agreements with banks and brokers to enhance return.

Reverse repurchase agreements involve sales by the Series of portfolio assets concurrently with an agreement by the Series to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Series continues to receive principal and interest payments on these securities and also has the opportunity to earn a return on the collateral furnished by the counterparties to secure its obligation to redeliver the securities.

Dollar rolls are transactions in which the Series sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Series forgoes principal and interest paid on both the securities sold and those to be purchased. The Series is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

The Series will establish segregated accounts with the Fund's custodian in which they will maintain certain assets equal in value to their obligations with respect to reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by the Series may decline below the price of the securities the Series has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Series' use of the proceeds of the agreement may be restricted pending a determination by the other party or its trustee or receiver whether to enforce the Series' obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls are not considered borrowings by the Series for purpose of the Series' fundamental investment restriction with respect to borrowings.

 . Writing Options (Morgan Stanley International Magnum Equity, Davis Venture
  Value, Goldman Sachs Midcap Value, Salomon Brothers Strategic Bond Opportunities and Salomon Brothers U.S. Government Series)

A Series may seek to increase its current return by writing covered call options and covered put options, with respect to securities it holds or intends to buy, through the facilities of options exchanges and directly with market makers in the over-the-counter market. A Series receives a premium from writing a call or put option, which increases the Series' current return if the option expires unexercised or is closed out at a net profit. A put option gives the purchaser of the option, upon payment of the premium, the right to sell, and the writer of the obligation the right to buy, the underlying security at the exercise price. A call option gives the purchaser of the option, upon payment of the premium, the right to buy, and the seller the obligation to sell, the underlying security at the exercise price.

At times when a Series has written call options on a substantial portion of its portfolio, the Series' ability to profit and its risk of loss from changes in market prices of portfolio securities will be limited. Appreciation in securities underlying the options would likely be partially or wholly offset by losses on the options. The termination of options positions under such conditions would generally result in the realization of short-term capital losses, which would reduce the Series' current return. Accordingly, a Series may seek to realize capital gains to offset realized losses by selling securities.

As described in the Statement, over-the-counter options involve certain special risks (including liquidity and credit risks) not necessarily present with exchange-listed options. A Series will treat as illiquid any over-the-counter options and assets maintained as "cover" for over-the-counter options that the Series has written.

The options markets of foreign countries are small compared to those of the United States and consequently are characterized in most cases by less liquidity than are the U.S. markets. In addition, foreign markets may be subject to less detailed reporting requirements and regulatory controls than U.S. markets. See "Foreign Securities" below.

 . Futures and Other Hedging Transactions (Morgan Stanley International Magnum
  Equity, Davis Venture Value, Goldman Sachs Midcap Value, Westpeak Growth and Income, Westpeak Stock Index, Loomis Sayles Balanced, Back Bay Advisors Managed, Salomon Brothers Strategic Bond Opportunities and Salomon Brothers U.S. Government Series)

Futures contracts are exchange-traded obligations to buy or sell a particular commodity on a specified future date (or to pay or receive amounts based on the value of a securities index or currency on that date).

The use of futures transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities or currency position of a Series could create the possibility that losses on the futures contracts are greater than gains in the value of the Series' position. In addition, futures markets could be illiquid in some circumstances. As a result, in certain markets, a Series might not be able to close out a transaction without incurring substantial losses. Although a Series' use of futures transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to a Series that might result from an increase in value of the position. The daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium.

Each of the Series listed above may, in the discretion of its subadviser, engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities, to protect the value of specific portfolio positions or in anticipation of changes in relative values of currencies in which current or future Series portfolio holdings are denominated or quoted.

For hedging purposes, each of the Series may also buy put or call options on securities that they hold or intend to buy. In addition to engaging in options transactions on established exchanges, a Series may purchase over-the-counter options from brokerage firms and other financial institutions. The Goldman Sachs Midcap Value Series may also engage in (to the extent of up to 5% of its total net assets) futures and options transactions, including options on securities indices and options on foreign currencies for the purpose of increasing total return (i.e., for purposes other than hedging).

The Series may invest in options and futures contracts on various securities indices to hedge against changes in the value of securities it holds or expects to acquire or to increase total return. These Series may also invest in options on index futures.

No Series will invest more than 5% of its net assets in futures or premiums for options on futures that are traded on a U.S. commodities exchange.

Certain asset segregation requirements apply when a Series becomes obligated under a hedging instrument. There is no assurance that a Series' hedging strategies will be effective. These strategies involve costs and the risk of loss to the Series. See the Statement for more information.

 . Swaps (Morgan Stanley International Magnum Equity and Salomon Brothers
  Strategic Bond Opportunities Series)

The Morgan Stanley International Magnum Equity and Salomon Brothers Strategic Bond Opportunities Series may enter into interest rate, currency and index swaps. The Series will enter into these transactions primarily to seek to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Series anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Series with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the relative values of the specified currencies. The Series will maintain cash and/or cash equivalents in a segregated custodial account to cover its current obligations under swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which the Series and a swap counterparty enter as principals, the Series may experience a loss or delay in recovering assets if the counterparty were to default on its obligations.

 . Structured Notes (Salomon Brothers Strategic Bond Opportunities Series)

The Salomon Brothers Strategic Bond Opportunities Series is permitted to invest in a broad category of instruments known as "structured notes." These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors. For example, the issuer's obligations could be determined by reference to changes in the value of a commodity (such as gold or oil), a foreign currency, an index of securities (such as the S&P 500 Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer's obligations are determined by reference to changes over time in the difference (or "spread") between two or more external factors (such as the U.S. prime lending rate and the London Inter-Bank Offering
Rate). In some cases, the issuer's obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer's interest payment obligations are reduced). In some cases, the issuer's obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer's obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the U.S. Treasury bill rate does not exceed some specified maximum); but if the external factor or factors change by more than the specified amount, the issuer's obligations may be sharply increased or reduced.

Structured notes can serve many different purposes in the management of the Series. For example, they can be used to increase the Series' exposure to changes in the value of assets that the Series would not ordinarily purchase directly (such as gold or oil). They can also be used to hedge the risks associated with other investments the Series holds. For example, if a structured note has an interest rate that fluctuates inversely with general changes in market interest rates, the value of the structured note would generally move in the opposite direction to the value of traditional debt obligations, thus moderating the effect of interest rate changes in the value of the Series' portfolio as a whole.

Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. The risk is in addition to the risk that the issuer's obligations (and thus the value of the Series' investment) will be reduced because of changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer's obligations are determined by reference to some multiple of the change in the external factor or factors. Many structured notes have limited or no liquidity, so that the Series would be unable to dispose of the investment prior to maturity. (The Series is not permitted to invest more than 15% of its net assets in illiquid investments.) As with all investments, successful use of structured notes depends in significant part on the accuracy of the subadviser's analysis of the issuer's creditworthiness and financial prospects, and of the subadviser's forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities (described below) apply.

 . Foreign Securities (Loomis Sayles Small Cap, Morgan Stanley International
  Magnum Equity, Alger Equity Growth, Capital Growth, Goldman Sachs Midcap Value, Davis Venture Value, Westpeak Growth and Income, Loomis Sayles Balanced, Back Bay Advisors Managed, Salomon Brothers Strategic Bond Opportunities, Back Bay Advisors Bond Income and Salomon Brothers U.S. Government Series)

Each of the Series listed above may invest in securities of issuers organized or headquartered outside the United States or primarily traded outside the United States ("foreign securities"). Each of the following Series will not purchase a foreign security if, as a result, the Series' holdings of foreign securities would exceed the corresponding percentage of the Series' total assets: Back Bay Advisors Bond Income Series 10%; Loomis Sayles Small Cap and Salomon Brothers U.S. Government Series', 20%; and Goldman Sachs Midcap Value Series 25% .

Although investing in foreign securities may increase a Series' diversification and reduce portfolio volatility, foreign securities may present risks not associated with investments in comparable securities of U.S. issuers. There may be less information publicly available about a foreign corporate or governmental issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than in the United States. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. A Series' receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

A Series' investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures.

Since most foreign securities are denominated in foreign currencies or trade primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Series investing in these securities may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Changes in the value relative to the U.S. dollar of a foreign currency in which a Series' holdings are denominated will result in a change in the U.S. dollar value of the Series' assets and the Series' income available for distribution.

In addition, although part of a Series' income may be received or realized in foreign currencies, the Series will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after a Series' income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of the dividend, the Series could be required to liquidate portfolio securities to pay the dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time a Series accrues expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

Each Series may invest in foreign equity securities either by purchasing such securities directly or by purchasing "depository receipts." Depository receipts are instruments issued by a bank that represent an interest in equity securities held by arrangement with the bank. Depository receipts can be either "sponsored" or "unsponsored." Sponsored depository receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depository receipts are arranged without involvement by the issuer of the underlying equity securities. Less information about the issuer of the underlying equity securities may be available in the case of unsponsored depository receipts.

 . High Yield/High Risk Foreign Sovereign Debt Securities Salomon Brothers Strategic Bond Opportunities Series)

Investing in fixed and floating rate high yield foreign sovereign debt securities will expose the Series to special risks in addition to those described under "Foreign Securities" above. These bonds are typically issued by developing or emerging countries, whose ability to pay principal and interest may be adversely affected by many factors, including high rates of inflation, high interest rates, currency exchange rate fluctuations or difficulties, political uncertainty or instability, the country's cash flow position, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, the policy of the International Monetary Fund, the World Bank and other international agencies, the obligor's balance of payments, including export performance, its access to international credit and investments, fluctuations in the international prices of commodities which it imports or exports and the extent of its foreign reserves and access to foreign exchange. Currency devaluations may also adversely affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these entities to make such disbursements may be conditioned on the government's implementation of economic reforms or other requirements. Failure to meet such conditions may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts.

Certain debt obligations, customarily referred to as "Brady Bonds," are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history.
They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market.

The Series may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Sovereign obligors in developing and emerging countries have in the past experienced substantial difficulties in servicing their external debt obligations, which has led to defaults on certain obligations and the restructuring of certain indebtedness including among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds and obtaining new credit to finance interest payments. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Series may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Series' holdings.


 . Loan Participations and Assignments (Salomon Brothers Strategic Bond
  Opportunities Series)

The Salomon Brothers Strategic Bond Opportunities Series may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders").
The Series may invest in such Loans in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically will result in the Series having a contractual relationship only with the Lender, not with the borrower. The Series will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Series generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Series may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Series will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Series may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. When the Series purchases Assignments from Lenders, the Series will acquire direct rights against the borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

The Series may have difficulty disposing of Assignments and Participations. Because the market for such instruments is not highly liquid, the Series anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Series' ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The Series currently intends to treat all investments in Participations and Assignments as illiquid.

 . When-Issued Securities (Morgan Stanley International Magnum Equity, Alger
  Equity Growth, Davis Venture Value, Goldman Sachs Midcap Value, Salomon Brothers Strategic Bond Opportunities and Salomon Brothers U.S. Government Series)

If the value of a "when-issued" security being purchased falls between the time a Series commits to buy it and the payment date, the Series may sustain a loss. The risk of this loss is in addition to the Series' risk of loss on the securities actually in its portfolio at the time. In addition, when the Series buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Series may be lower than the yield available on other, comparable securities at the time of delivery. The Series will maintain assets in a segregated account in an amount sufficient to satisfy its outstanding obligations to buy securities on a "when-issued" basis.

 . Forward Commitments (Goldman Sachs Midcap Value Series)

  The Goldman Sachs Midcap Value Series may purchase securities on a forward commitment basis; that is, make contracts to purchase securities for a fixed price at a future date beyond the customary three-day settlement period. The Series is required to hold and maintain in a segregated account with the custodian until three days prior to settlement date, cash or liquid assets in an amount sufficient to meet the purchase price. Alternatively, the Series may enter into offsetting contracts for the forward sale of other securities it owns. The purchase of securities on a forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Series would generally purchase securities on a forward commitment basis with the intention of acquiring securities for its portfolio, the Series may dispose of forward commitments prior to settlement if GSAM deems it appropriate to do so.

 . Investment Company Securities (Morgan Stanley International Magnum Equity,
  Alger Equity Growth, Capital Growth, Davis Venture Value, Goldman Sachs Midcap Value, Westpeak Growth and Income, Westpeak Stock Index and Back Bay Advisors Managed Series)

Each of the Series listed above may invest up to 10% of its assets in securities of other investment companies ("funds"), including funds that are advised by a subadviser to the Series . Because of restrictions on direct investment by U.S. entities in certain countries, a Series may choose to invest indirectly in such countries by purchasing shares of another fund that is permitted to invest in such countries, which may be the most practical or efficient way for the Series to invest in such countries. In other cases, where the Series' adviser or subadviser desires to make only a relatively small investment in a particular country, investing through a fund that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country. As an investor in another investment company, a Series will bear its share of the expenses of that investment company. These expenses are in addition to the Series' own costs of operations. In some cases, investing in an investment company may involve the payment of a premium over the value of the assets held in that investment company's portfolio. The Davis Venture Value Series may only invest in securities of investment companies investing primarily in foreign securities.

The Goldman Sachs Midcap Value Series may also purchase Standard and Poor's Depository Receipts ("SPDRs"). SPDRs are interests in a unit investment trust that may be obtained from the trust or purchased in the secondary market (SPDRs are listed on the American Stock Exchange).

 . Lending of Portfolio Securities (Alger Equity Growth, Capital Growth, Davis
  Venture Value, Goldman Sachs Midcap Value, Morgan Stanley International Magnum Equity, Westpeak Stock Index, Back Bay Advisors Managed, Salomon Brothers Strategic Bond Opportunities, Back Bay Advisors Bond Income and Salomon Brothers U.S. Government Series)

To the extent that any of the above-listed Series lend that Series' portfolio securities, such lending must be fully collateralized by cash, letters of credit or U.S. Government Securities at all times, but involves some credit risk to the Series if the other party should default on its obligations and the Series is delayed in or prevented from recovering the collateral.

 . Short Sales "Against the Box" (Alger Equity Growth, Morgan Stanley International Magnum Equity, and Goldman Sachs Midcap Value Series)

A short sale is a transaction in which a party borrows a security and then sells the borrowed security to another party. The Series may engage in short sales, but only if the Series owns (or has the right to acquire without further consideration) the security it has sold short, a practice known as selling short "against the box." Short sales against the box may protect the

Series against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such securities should be wholly or partially offset by a corresponding loss in the short position. Short sales against the box may be used to lock in a profit on a security when, for tax reasons or otherwise, a subadviser does not want to sell the security.

 . Illiquid Securities (All Series)

Each Series may invest up to 15% of its assets (10% in the case of the Back Bay Advisors Money Market Series) in "illiquid securities," that is, securities which are not readily resalable, including securities whose disposition is restricted by federal securities laws. The Series may purchase Rule 144A securities. These are privately offered securities that can be resold only to
certain qualified institutional buyers.   Rule 144A  securities are treated as
illiquid, unless the Series' adviser or subadviser has determined, under guidelines established by the Fund's trustees, that the particular issue of Rule 144A securities is liquid.

 . Zero Coupon Securities (Loomis Sayles Balanced, Back Bay Advisors Managed,
  Salomon Brothers Strategic Bond Opportunities, Back Bay Advisors Bond Income and Salomon Brothers U.S. Government Series)

Each Series listed above may invest in zero coupon securities. Zero coupon securities involve special risk considerations. Zero coupon securities include debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When such a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. The difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the return on their investment will be. Certain other zero coupon securities which also are sold at substantial discounts from their maturity value, provide for the commencement of regular interest payments at a deferred date.

Zero coupon securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The values of zero coupon securities appreciate more during periods of declining interest rates and depreciates more during periods of rising interest rates. Zero coupon securities may be issued by a wide variety of corporate and governmental issuers. Although zero coupon securities are generally not traded on a national securities exchange, many such securities are widely traded by brokers and dealers and, if so, will not be considered illiquid.

Current federal income tax law requires the holder of a zero coupon security (as well as the holders of other securities, such as Brady Bonds, which may be acquired at a discount) to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, the Series may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

 . Real Estate Investment Trusts (Goldman Sachs Midcap Value Series)

The Goldman Sachs Midcap Value Series may invest in Real Estate Investment Trusts ("REITs"), which are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and the ability of the REITs manager.
REITs are also subject to risks generally associated with investments in real estate. The Series will indirectly bear its proportionate share of any expenses, including management fees, paid by each REIT in which it invests.

Portfolio Turnover

   Portfolio turnover is not a limiting factor with respect to investment decisions for any Series. For example, although the Capital Growth Series' objective is long-term capital growth, it frequently sells securities to reflect changes in market, industry or individual company conditions or outlook, even though it may only have held those securities for a short period. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the relevant Series. For additional information about such costs see "Taxes" and "Management" below and "Portfolio Transactions and Brokerage" in the Statement. For information about the past portfolio turnover rates of all the Series (other than the Back Bay Advisors Money Market Series), see "Financial Highlights" above. Turnover in excess of 100% involves higher levels of brokerage commissions and possibly increased realization of taxable gains, as compared to many mutual funds.

Resolving Material Conflicts

   Currently, shares in the Fund are available only to separate accounts established by NELICO, MetLife or subsidiaries of MetLife as an investment vehicle for variable life insurance or variable annuity products. In the future, however, such shares may be offered to separate accounts of insurance companies unaffiliated with NELICO or MetLife.

   A potential for certain conflicts of interest exists between the interests of variable life insurance contract owners and variable annuity contract owners. Pursuant to conditions imposed in connection with related regulatory relief granted by the SEC, the Fund's Board of Trustees has an obligation to monitor events to identify conflicts that may arise from the sale of shares to both variable life insurance and variable annuity separate accounts or to separate accounts of insurance companies not affiliated with MetLife. Such events might include changes in state insurance law or federal income tax law, changes in investment management of any Series of the Fund or differences between voting instructions given by variable life insurance and variable annuity contract owners. Insurance companies investing in the Fund will be responsible for proposing and executing any necessary remedial action and the Board of Trustees has an obligation to determine whether such proposed action adequately remedies any such conflicts.

                            PERFORMANCE INFORMATION

   Information about the performance of the Series is set forth below and, from time to time, the Fund may use this information in advertisements. Performance
                                                                    -----------
information about a Series is based on that Series' past performance and is not
-------------------------------------------------------------------------------
intended to indicate future performance.  The Fund serves as the underlying
----------------------------------------
investment vehicle for variable life insurance or variable annuity products and its shares cannot be purchased directly. Therefore, such performance information does not reflect any of the charges assessed against the insurance company separate accounts or the variable life insurance or variable annuity products for which the Fund serves as an investment vehicle. Where relevant, performance information about those variable life insurance or variable annuity products is contained in the prospectus applicable to those products.

   Each Series may include its total return in advertisements or other written material. Total return is measured by comparing the value of a hypothetical $1,000 investment in the Series at the beginning of the relevant period to the value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions). Total return reflects the bearing or deferral of certain expenses by New England Mutual Life Insurance Company ("The New England") (which merged into MetLife on August 30,
1996) or TNE Advisers, Inc. pursuant to various arrangements that are described below under "Management." If these arrangements had not been in effect, each Series' total return would have been lower.

                                  Total Return

                                                          Year Ended December 31,
                                             ------------------------------------------------
Series                                          1988   1989    1990   1991    1992     1993
------                                          ----   ----    ----   ----    ----     ----
Loomis Sayles Small Cap Series(1)                 --     --      --     --      --     --

Morgan Stanley International Magnum Equity
 Series(2)                                        --     --      --     --      --     --

Alger Equity Growth Series                        --     --      --     --      --     --

Capital Growth Series                          (8.8)%  30.8%  (3.5)%  54.0%   (6.1)% 15.0%

Davis Venture Value Series                        --     --      --     --             --

Goldman Sachs Midcap Value Series(5)              --     --      --     --      --   14.7%(5)

Westpeak Growth and Income Series                 --     --      --     --           14.2%(6)

Westpeak Stock Index Series (7)                 16.3%  30.2%  (4.1)%  30.4%    7.3%   9.7%

Loomis Sayles Balanced Series                     --     --      --     --             --

Back Bay Advisors Managed Series                 9.5%  19.1%    3.2%  20.2%    6.7%  10.7%

Salomon Brothers Strategic Bond
 Opportunities Series                             --     --      --     --             --

Back Bay Advisors Bond Income Series             8.4%  12.3%    8.1%  18.0%    8.2%  12.6%

Salomon Brothers U.S. Government Series           --     --      --     --             --

Back Bay Advisors Money Market Series            7.4%   9.2%    8.2%   6.2%    3.8%   3.0%

S&P 500(9)                                      16.5%  31.6%  (3.1)%  30.3%    7.6%  10.1%

Lehman Intermediate Government/Corporate
 Bond Index(10)                                  6.8%  12.8%    9.2%  14.6%    7.2%   8.8%

Consumer Price Index(11)                         4.4%   4.7%    6.1%   3.1%    2.9%   2.8%

Dow Jones Industrial Average(12)                16.1%  32.2%   (1.0)% 24.2%    7.4%  16.9%

                                                                                                            Average Annual
                                                                                                             Total Return
                                                                             Average Annual  Average Annual      Since
                                                                              Total Return    Total Return   Commencement
                                                Year Ended December 31,       For the Ten     For the Five    of Offering
                                           -------------------------------    Years Ending    Years Ending      through
Series                                       1994       1995   1996   1997      12/31/97        12/31/97       12/31/97
------                                     -------     ------ ------  ----  --------------  --------------  --------------
Loomis Sayles Small Cap Series               (3.2)%(1)  28.9%  30.7%

Morgan Stanley International Magnum
 Equity Series(2)                              2.6%(3)   6.0%   6.7%

Alger Equity Growth Series                   (4.2)%(3)  48.8%  13.2%

Capital Growth Series                        (7.1)%     38.0%  21.1%

Davis Venture Value Series                   (3.5)%(3)  39.3%  25.8%

Goldman Sachs Midcap Value Series            (0.3)%     30.4%  17.6%

Westpeak Growth and Income Series            (1.2)%     36.5%  18.1%

Westpeak Stock Index Series                    1.1%     36.9%  22.5%

Loomis Sayles Balanced Series                (0.1)%(3)  24.8%  16.9%

Back Bay Advisors Managed Series             (1.1)%     31.3%  15.1%                                                    (8)

Salomon Brothers Strategic Bond
 Opportunities Series                        (1.4)%(3)  19.4%  14.4%

Back Bay Advisors Bond Income Series         (3.4)%     21.2%   4.6%

Salomon Brothers U.S. Government Series       0.6%(3)   15.0%   3.3%

Back Bay Advisors Money Market Series         4.0%       5.6%   5.1%

S&P 500(9)                                    1.3%      37.4%  23.0%

Lehman Intermediate Government/Corporate
 Bond Index(10)                              (2.0)%     15.3%   2.9%

Consumer Price Index(11)                      2.8%       2.6%   3.3%

Dow Jones Industrial Average(12)              5.1%      37.0%  28.9%

(1) For the period beginning May 2, 1994, when the Loomis Sayles Small Cap Series commenced operations, but did not become publicly available. Average annual total return for the period May 2, 1994 through December 31, 1994 is presented on an unannualized basis.

(2) Effective May 1, 1997, MSAM began managing the Series, succeeding Draycott Partners, Ltd.

(3) Represents unannualized total return for the period beginning October 31, 1994 when the Morgan Stanley International Magnum Equity, Alger Equity Growth, Davis Venture Value, Loomis Sayles Balanced, Salomon Brothers Strategic Bond Opportunities and Salomon Brothers U.S. Government Series commenced operations.

(4) The Capital Growth Series, Back Bay Advisors Bond Income Series and Back Bay Advisors Money Market Series commenced operations on August 26, 1983 and their Average Annual Total Returns From Commencement of Offering have been calculated for the period beginning with that date. These returns would not change if they had been calculated for the period beginning with September 1, 1983, which is the period for which the Average Annual Total Returns Since Commencement of Offering have been calculated for the S&P 500, Lehman Intermediate Government/Corporate Bond Index, Consumer Price Index and Dow Jones Industrial Average (unless otherwise indicated).

(5) On May 1, 1998, GSAM became subadviser to the Series, succeeding Loomis Sayles.

(6) For the period beginning April 30, 1993, when the Goldman Sachs Midcap Value Series became publicly available. The total return information is not annualized for the period ended December 31, 1993.

(7) For the period beginning April 30, 1993, when the Westpeak Growth and Income Series became publicly available. The total return information is not annualized for the period ended December 31, 1993.

(8) For the period beginning May 1, 1987 when the Back Bay Advisors Managed Series and Westpeak Stock Index Series became publicly available. Operations commenced on March 30, 1987, but the Westpeak Stock Index Series and Back Bay Advisors Managed Series did not become publicly available until May 1, 1987.

(9) The S&P 500 is an unmanaged weighted index of the stock performance of 500 industrial, transportation, utility and financial companies. Investment results shown assume the reinvestment of dividends.

(10) The Lehman Intermediate Government/Corporate Bond Index is a subset of the Lehman Government/Corporate Bond Index covering all issues with maturities between 1 and 10, years which is composed of taxable, publicly-issued, non-convertible debt obligations issued or guaranteed by the U.S. Government or its agencies, and another Lehman index that is composed of taxable, fixed rate, publicly-issued, investment grade, non-convertible corporate debt obligations.

(11) The Consumer Price Index, published by the U.S. Bureau of Labor Statistics, is a statistical measure of changes, over time, in the prices of goods and services.

(12) The Dow Jones Industrial Average is a market value-weighted and unmanaged index of 30 large industrial stocks traded on the New York Stock Exchange.

PAST PERFORMANCE

     Goldman Sachs Midcap Value Series

       The total returns shown below are based on performance data furnished by GSAM for the Goldman Sachs Midcap Equity Fund (the "Proprietary Fund"), a mutual fund which has the same investment objective as that of the Goldman Sachs Midcap Value Series and is managed using styles and strategies similar, though not necessarily identical, to those employed by GSAM in managing the Goldman Sachs Midcap Value Series and was the only account managed by GSAM using such styles and strategies. The Proprietary Fund has been adjusted to give effect to the annualized projected expenses of the Goldman Sachs Midcap Value Series. Pursuant to the Expense Deferral Arrangement (described below), the Goldman Sachs Midcap Value Series' expenses are expected to be 0.90% annually of the Series net assets. The Proprietary Fund may not have been subject to the same types of expenses to which the Goldman Sachs Midcap Value Series is subject. The following information does not represent the Goldman Sachs Midcap Value Series' performance and should not be considered a prediction of future performance of the Goldman Sachs Midcap Value Series. The Goldman Sachs Midcap Value Series` performance may be higher or lower than the performance of the Proprietary Fund shown below.

                                            Goldman Sachs Mid   Lipper Midcap
                                            Cap Equity Fund     Fund Index      Russell Midcap Index
                                            -----------------   ----------      --------------------
Total Return for the Year Ended
December 31, 1997

Average Annual Total Return Since
Inception (August 1, 1995)

  The Russell Midcap Index is an unmanaged index of the 800 smallest companies
in the Russell 1000 Index.   The Russell 1000 Index represents the largest 1000
U.S. companies.   The market capitalization of the Russell Midcap Index was $770 million to $8.7 billion as of December 31, 1997.

  The Lipper Midcap Index is a composite return of 10 midcap mutual funds with substantially similar (but not necessarily identical) investment objectives and policies to that which has been employed by GSAM in managing the Proprietary Fund.

Morgan Stanley Asset Management Inc.

  The data presented below under "Morgan Stanley International Magnum Composite" represent the composite average annual total return of nine accounts managed by MSAM. These accounts include three separate accounts, five mutual fund accounts (including the Morgan Stanley International Magnum Equity Series) and a pooled trust.

  The total returns shown below are based on performance data furnished by MSAM for the Morgan Stanley International Magnum Equity Composite (the "Composite"). Each account represented in the Composite has an investment objective substantially similar to that of the Morgan Stanley International Magnum Equity Series and was managed using styles and strategies substantially similar (although not necessarily identical) to those employed by MSAM in managing the Series. The Composite includes the Morgan Stanley International Magnum Equity Series and all accounts with assets in excess of $25 million managed by MSAM in a substantially similar style as the Series. The performance data does not represent the Series' performance and does not include the Morgan Stanley International Magnum Equity Series performance prior to MSAM becoming investment subadviser to the Series on May 1, 1997.

  Several of the accounts are not subject to the same types of expenses to which the Morgan Stanley International Magnum Equity Series is subject, nor to the diversification requirements, specific tax restrictions and investment limitations and other restrictions imposed on the Series by the Investment Company Act of 1940 or subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The performance data shown below might have been less favorable had all of the accounts been subject to regulation as investment companies under the relevant federal laws. Investors should not consider this performance data as an indication of future performance of the Morgan Stanley International Magnum Equity Series.

  The performance data shown below for the Composite were calculated in accordance with recommended standards of the Association for Investment Management and Research ("AIMR"), retroactively applied to all time periods. The investment results for the Composite are unaudited and are not intended to predict or suggest the returns that might be experienced by the Morgan Stanley International Magnum Equity Series. Investors should also be aware that the use of methodology different from that used below to calculate performance could result in different performance data.

                              Morgan Stanley              Morgan Stanley
                           International Magnum        International Magnum           Lipper International
                               Composite                 Equity Series                Equity Fund Index      MSCI EAFE Index
                               ---------           -----------------------------      -----------------      ---------------
Total Return for the
Period
5/1/97-12/31/97............

Total Return for the
Year Ended
December 31, 1997..........

Average Annual
Total Return Since
Inception (June 1, 1995)...

* Represents total return since MSAM began managing the Series on May 1, 1997.


  The Composite has been adjusted to give effect to the annualized expenses projected for the Morgan Stanley International Magnum Equity Series. Pursuant to the Expense Deferral

Arrangement (described below under "Management") the Series' expenses are generally limited to 1.30% annually of the Series net assets.

  The MSCI EAFE Index is an arithmetical average (weighted by market value) of the performance (in U.S. dollars) of over 1,000 companies representing the stock markets of Europe, Australia, New Zealand, and the Far East. The Index performance has not been adjusted for ongoing management, distribution and operating expenses.

  The Lipper International Equity Fund index is a composite return of 10 mutual funds with substantially similar (but not necessarily identical) investment objectives and policies to those which are employed by MSAM in managing the Morgan Stanley International Magnum Equity Series.

Yield

Back Bay Advisors Money Market Series
-------------------------------------

   The Back Bay Advisors Money Market Series may advertise its yield and "effective" (or "compound") yield (and its total return). The yield of the Back Bay Advisors Money Market Series is the income earned by the Series over a seven-day period on an annualized basis, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and is stated as a percentage of the investment. "Effective" (or "compound") yield is calculated similarly but, when annualized, the income earned by the investment is assumed to be reinvested in the Series' shares and thus compounded in the course of a 52-week period. The effective yield will be higher than the yield because of the compounding effect of this assumed reinvestment.

   For the seven-day period ended December 31, 1997, the yield for the Back Bay Advisors Money Market Series was ___%. The effective yield for the same period was ___%.

Loomis Sayles Balanced, Back Bay Advisers Managed Salomon Brothers Strategic
----------------------------------------------------------------------------
Bond Opportunities, Back Bay Advisors Bond Income and Salomon Brothers U.S.
---------------------------------------------------------------------------
Government Series
-----------------

  Each of the Series listed above may advertise its yield in addition to its total return. The yield will be computed in accordance with the SEC's standardized formula by dividing the net investment income per share earned during a recent 30-day period by the net asset value of a Series share (reduced by any earned income expected to be declared shortly as a dividend) on the last trading day of the period. Yield calculations will reflect any waiver of fees and/or bearing of expenses by TNE Advisers, Inc. (and its affiliates.)

PUBLICATIONS

  From time to time, articles about a Series regarding performance, rankings and other Series characteristics may appear in national publications including, but not limited to, The Wall Street Journal, Forbes, Fortune, CDA Investment Technologies and Money Magazine. In particular, some or all of these publications may publish their own rankings or performance reviews of mutual funds, including the Fund. References to, or reprints, or portions of reprints of such articles, which may include rankings that list the names of other funds and their performance , may be used as Fund or variable contract sales literature or advertising material.


                            INVESTMENT RESTRICTIONS

   The following is a description of restrictions on the investments to be made by the fourteen Series. Except as specifically listed below, and except for restrictions marked with an asterisk, these restrictions may not be changed without the approval of a majority of the outstanding voting securities of the relevant Series.

Investment Restrictions Applicable to the Capital Growth, Westpeak Stock Index, Back Bay Advisors Managed, Back Bay Advisors Bond Income and Back Bay Advisors Money Market Series

   Each of the Series listed above will not:

     (1) Purchase any securities (other than U.S. Government securities) if, as a result, more than 5% of the Series' total assets (taken at current value) would be invested in securities of a single issuer; provided, however, that the Westpeak Stock Index Series and the Back Bay Advisors Managed Series may each invest more than 5% (but not more than 25%) of its total assets (taken at current value) in the securities of a single issuer if securities of any such issuer represent more than 5%, capitalization weighted, of the stock index that the Series attempts to track;

      (2) Purchase any security (other than U.S. Government securities) if, as a result, more than 25% of the Series' total assets (taken at current value) would be invested in any one industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents. In the case of the Back Bay Advisors Money Market Series and Back Bay Advisors Managed Series, this restriction does not apply to bank obligations;

      (3) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities); or make short sales, except where, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold; or deposit or pledge more than 10% of its total assets (taken at current value) as collateral for such sales. (Any deposit or payment by the Westpeak Stock Index or Back Bay Advisors Managed Series of initial or maintenance margin in connection with futures contracts shall not be considered the purchase of a security on margin for the purposes of this restriction);

      (4) Acquire more than 10% of the total value of any class of the outstanding securities of any issuer (taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or acquire more than 10% of the outstanding voting securities of any issuer;

      (5) Borrow money, except as a temporary measure for extraordinary or emergency purposes (but not for the purpose of investment) up to an amount not in excess of 10% of its total assets (taken at cost), or 5% of its total assets (taken at current value), whichever is lower; provided, however, that the Back Bay Advisors Bond Income Series, the Capital Growth Series and the Back Bay Advisors Managed Series may make loans of their portfolio securities. (See "Loans of Portfolio Securities" above);

      (6) Invest more than 5% of its total assets (taken at current value) in securities of businesses (including predecessors) less than three years old;

      (7) Purchase or retain securities of any issuer if, to the knowledge of the Fund, officers and trustees of the Fund or officers and directors of any investment adviser of the Fund who individually own beneficially more than 1/2 of 1% of the securities of that issuer, together own beneficially more than 5% of the securities of that issuer;

      (8) Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws; or purchase any security restricted as to disposition under the federal securities laws; provided, however, that, subject to the Fund's limitation on illiquid investments stated below, each of the Back Bay Advisors Bond Income, Capital Growth and Back Bay Advisors Managed Series may invest up to 10% of its total assets (taken at current value) in such restricted securities;

      (9) Make investments for the purpose of exercising control or management;

      (10) Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with MetLife or its affiliates, Back Bay Advisors, CGM, Westpeak or accounts under their management to reduce acquisition costs, to average prices among such accounts to facilitate such transactions, is not considered participating in a trading account in securities);

      (11) Invest in the securities of other investment companies, except in connection with a merger, consolidation or similar transaction, and except that the Back Bay Advisors Bond Income, the Capital Growth, Westpeak Stock Index and Back Bay Advisors Managed Series may invest in securities of other investment companies by purchases in the open market involving only customary broker's commissions. (Under the Investment Company Act of 1940 (the "1940 Act") each Series generally may not
   (a) invest more than 10% of its total assets (taken at current value) in the securities of other investment companies, (b) own securities of any one investment company having a value in excess of 5% of that Series' total assets (taken at current value), or (c) own more than 3% of the outstanding voting stock of any one investment company);

      (12) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, commodities or commodity contracts (except that the Westpeak Stock Index Series and the Back Bay Advisors Managed Series may buy or sell futures contracts on stock indexes and the Back Bay Advisors Managed Series may buy or sell interest rate futures contracts) or real estate. This restriction does not prevent any Series from purchasing securities of companies investing in real estate or of companies which are not principally engaged in the business of buying or selling such leases, rights or contracts;

      (13) Pledge, mortgage or hypothecate more than 15% of its total assets (taken at cost).

   Restrictions (1) and (2) apply to securities subject to repurchase agreements but not to the repurchase agreements themselves.

   Each of the Series listed above will not purchase any illiquid security if, as a result, more than 15% (10% in the case of the Back Bay Advisors Money Market Series) of its net assets (taken at current value) would be invested in such securities.

Investment Restrictions Applicable to Individual Series

   In addition to the foregoing investment restrictions, the following investment restrictions are applicable to individual Series as noted below.

Back Bay Advisors Money Market Series

   The Back Bay Advisors Money Market Series will not:

      (1) Make loans, except by purchase of debt obligations in which the Series may invest consistently with its objective and investment policies. This restriction does not apply to repurchase agreements.

      (2) Write or purchase puts, calls or combinations thereof.

Back Bay Advisors Bond Income Series

   The Back Bay Advisors Bond Income Series will not:

      (1) Make loans, except by purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness which are part of an issue to the public or to financial institutions, by entering into repurchase agreements or by lending portfolio securities to the extent set forth above under "Investment Risks--Lending of Portfolio Securities" above;

      (2) Write or purchase puts, calls or a combination thereof, except that the Back Bay Advisors Bond Income Series may purchase warrants or other rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, provided that such warrants or other rights to subscribe are attached to, or a part of, a unit offering involving other securities.

   In order to comply with certain state requirements applicable to restriction
(13) above, as a matter of operating policy subject to change without shareholder approval, the Series will not pledge more than 2% of its assets.

Capital Growth Series; Westpeak Stock Index Series

   Neither the Capital Growth Series nor the Westpeak Stock Index Series will:

      (1) Make loans, except by purchase of bonds, debentures, commercial paper, corporate notes, and similar evidences of indebtedness which are a part of an issue to the public or to financial institutions, by entering into repurchase agreements or by lending portfolio securities to the extent set forth under "Investment Risks--Lending of Portfolio Securities" above;

      (2) Purchase options or warrants if, as a result, more than 1% of its total assets (taken at current value) would be invested in such securities;

      (3) Write options or warrants.

   As a matter of operating policy subject to change without shareholder approval, the Capital Growth Series will not make loans of its portfolio securities. In order to comply with certain state requirements applicable to restriction (13) above, as a matter of operating policy subject to change without shareholder approval, neither the Capital Growth Series nor the Westpeak Stock Index Series will pledge more than 2% of its assets.

Back Bay Advisors Managed Series

   The Back Bay Advisors Managed Series will not:

      (1) Make loans, except by purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness which are a part of an issue to the public or to financial institutions, by entering into repurchase agreements, or by lending portfolio securities to the extent set forth under "Investment Risks--Lending of Portfolio Securities" above;

      (2) Purchase options or warrants if, as a result, more than 1% of its total assets (taken at current value) would be invested in such securities; provided, however, that the Back Bay Advisors Managed Series may, without regard to the foregoing percentage limit, purchase warrants or other rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, provided that such warrants or other rights to subscribe are attached to, or a part of a unit offering involving, other securities.

   In order to comply with certain state requirements applicable to restriction
(13) above, as a matter of operating policy subject to change without shareholder approval, the Back Bay Advisors Managed Series will not pledge more than 2% of its assets.

Investment Restrictions Applicable to the Loomis Sayles Small Cap, Morgan Stanley International Magnum Equity, Alger Equity Growth, Davis Venture Value, Goldman Sachs Midcap Value, Westpeak Growth and Income, Loomis Sayles Balanced, Salomon Brothers Strategic Bond Opportunities and Salomon Brothers U.S. Government Series

   Each of the Series listed above will not:

      *(1) With respect to 75% of the Series' total assets, purchase any security (other than U.S. Government obligations) if, as a result, more than 5% of the Series' total assets (taken at current value) would then be invested in securities of a single issuer or, with respect to all of the Series' total assets, purchase any security (other than U.S. Government obligations) if, as a result, more than 10% of such assets would than be invested in securities of a single issuer;

      (2) Purchase any security (other than U.S. Government securities) if, as a result, more than 25% of the Series' total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries, and each foreign country's government (together with subdivisions thereof) will be considered to be a separate industry);

      *(3) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities), or make short sales except where, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold; or deposit or pledge more than 10% of its total assets (taken at current value) as collateral for such sales. (For this purpose, the deposit or payment by the Series of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin);

      *(4) Acquire more than 10% of any class of securities of an issuer (taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or acquire more than 10% of the outstanding voting securities of an issuer;

      (5) Borrow money in excess of 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value), whichever is lower, and then only as a temporary measure for extraordinary or emergency purposes;

      *(6) Pledge more than 15% of its total assets (taken at cost). (For the purpose of this restriction, collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge of assets);

      (7) Make loans, except by entering into repurchase agreements (including reverse repurchase agreements) or by purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness which are a part of an issue to the public or to financial institutions, or through the lending of the Series' portfolio securities to the extent set forth under "Investment Risks--Lending of Portfolio Securities" above;

      (8) Buy or sell oil, gas or other mineral leases, rights or royalty contracts real estate or commodities or commodity contracts, except that the Series may buy and sell futures contracts and related options. (This restriction does not prevent the Series from purchasing securities of companies investing in the foregoing);

      (9) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

      *(10) Except to the extent permitted by rule or order of the SEC, participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities for a Series with that Series' adviser or subadviser or accounts under their management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction);

      *(11) Write, purchase or sell options except that the Series may (a) write, purchase and sell put and call options on securities, securities indices, currencies, futures contracts, swap contracts and other similar investments, (b) enter into currency forward contracts, and (c) invest in structured notes;

      *(12) Purchase any illiquid security if, as a result, more than 15% of its net assets (taken at current value) would be invested in such securities;

      (13) Issue senior securities. (For the purpose of this restriction none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (6) above; any borrowing `permitted by restriction (5) above; any collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin; the purchase or sale of options, forward contracts, futures contracts or options on futures contracts; and the issuance of shares of beneficial interest permitted from time to time by the provisions of the Fund's Agreement and Declaration of Trust and by the 1940 Act, the rules thereunder, or any exemption therefrom.)

   For purposes of restriction (5), reverse repurchase agreements are not considered borrowings.

* Denotes investment restrictions which may be changed without shareholder approval.

Variable Contract Related Investment Restrictions

   Separate accounts supporting variable life insurance and variable annuity contracts are subject to certain diversification requirements imposed by regulations adopted under the Code. Because the Fund is intended as an investment vehicle for variable life insurance and variable annuity separate accounts, Section 817(h) of the Internal Revenue Code requires that the Fund's investments, and accordingly the investments of each Series, be "adequately diversified" in accordance with Regulations promulgated by the Department of the Treasury. Failure to do so means the variable life insurance and variable annuity contracts would cease to qualify as life insurance and annuities for federal tax purposes. Regulations specifying the diversification requirements have been issued by the Department of the Treasury. The Series intend to comply with these requirements. State insurance laws and regulations may impose additional limitations on the Series investments, including a Series' ability to borrow, lend, and use options, future, and other derivative instruments. In addition, such laws and regulations may require that a Series' investments meet additional diversification or other reguirements.

                                   MANAGEMENT

   The Fund's Board of Trustees supervises the affairs of the Fund as conducted by the Series' advisers and subadvisers. Pursuant to separate advisory agreements, and subject in each case to the supervision of the Fund's Board of Trustees, TNE Advisers, Inc. is the investment adviser of each of the Series except the Capital Growth Series, for which CGM serves as investment adviser.

Series Advised by TNE Advisers, Inc.

   With respect to each of the thirteen Series for which TNE Advisers, Inc. serves as adviser, TNE Advisers, Inc. has sub-contracted day-to-day portfolio management responsibility to a sub-adviser as follows:

Series                                                              Subadviser
--------------------------------------------------------   ----------------------------------------
Morgan Stanley International Magnum Equity Series            Morgan Stanley Asset Management Inc.
Alger Equity Growth Series                                   Fred Alger Management, Inc.
Davis Venture Value Series                                   Davis Selected Advisers, L.P.
Goldman Sachs Midcap Value Series                            Goldman Sachs Asset Management
Westpeak Growth and Income  Series                           Westpeak Investment Advisors, L.P.
Westpeak Stock Index Series                                  Westpeak Investment Advisors, L.P.
Loomis Sayles Balanced Series                                Loomis, Sayles & Company, L.P.
Back Bay Advisors Managed Series                             Back Bay Advisors, L.P.
Salomon Brothers Strategic Bond Opportunities Series         Salomon Brothers Asset Management Inc.
Back Bay Advisors Bond Income Series                         Back Bay Advisors, L.P.
Salomon Brothers U.S. Government Series                      Salomon Brothers Asset Management Inc.
Back Bay Advisors Money Market Series                        Back Bay Advisors, L.P.

  TNE Advisers, Inc. ("TNE Advisers"), 501 Boylston Street, Boston Massachusetts
  -----------------------------------
02116, was organized in 1994.  It is a wholly-owned subsidiary of NELICO.
NELICO in turn is a wholly-owned subsidiary of MetLife. TNE Advisers oversees, evaluates and monitors the subadvisers' provision of investment advisory services to the Series and provides general business management and administration to the Series. TNE Advisers has contracted with New England Funds, L.P. to provide certain administrative services to support the Series.

   Subject to the supervision of TNE Advisers, each subadviser manages its Series in accordance with the Series' investment objectives and policies, makes investment decisions for those Series, places orders to purchase and sell securities for those Series and employs professional advisers and securities analysts who provide research services to those Series. The Series advised by TNE Advisers pay no direct fees to any of the subadvisers described below.

   Loomis Sayles, Westpeak and Back Bay Advisors are each independently operated subsidiaries, and CGM is an independently operated affiliate, of NEIC Operating Partnership, L.P. ("NEICOP") The general partners of each of Loomis Sayles, Westpeak and Back Bay Advisors are special purpose corporations which are indirect wholly-owned subsidiaries of NEICOP. NEICOP's managing general partner, New England Investment Companies, Inc., is an indirect wholly-owned subsidiary of MetLife, a mutual life insurance company. MetLife owns directly 46% (and, in the aggregate, directly and indirectly, approximately 47%) of the outstanding limited partnership interests in NEICOP. NEICOP's advising general partner, New England Investment Companies, L.P. ("NEIC"), is a publicly-traded company listed on the New York Stock Exchange. New England Investment Companies Inc., is the sole general partner of NEIC. NEICOP is the owner of a majority limited partnership interest in CGM. Consequently, the subadvisers (Loomis Sayles, Westpeak and Back Bay Advisors) of seven Series of the Fund are indirect wholly-owned subsidiaries of NEICOP and an additional Series is advised by a majority-owned subsidiary (CGM) of NEICOP. The subadvisers of the remaining six Series offered through this Prospectus are not affiliated with MetLife, NEIC or NEICOP.

   Loomis, Sayles & Company, L.P. ("Loomis Sayles"), One Financial Center, Boston, Massachusetts 02111, subadviser to the Loomis Sayles Small Cap and Loomis Sayles Balanced Series, was founded in 1926 and is one of the country's oldest and largest investment firms.

   Jeffrey C. Petherick and Mary Champagne, Vice Presidents of Loomis Sayles, have day-to-day management responsibility for the Loomis Sayles Small Cap Series. Mr. Petherick has co-managed the Series since its inception and has been employed by Loomis Sayles for more than five years. Ms. Champagne has co-managed the Series since July 1995. Prior to joining Loomis Sayles in 1993, Ms. Champagne served as a portfolio manager at NBD Bank for 10 years.

   Carol C. McMurtrie, Tricia H. Mills and Roderic Dillon are the portfolio managers of the equity portion of the Loomis Sayles Balanced Series and are responsible for allocating the assets of the Series between equity and fixed-income securities. Ms. McMurtrie and Ms. Mills have served in these capacities since July 1997, and Mr. Dillon since August 1997. The portfolio management team for the fixed-income portion of the Series consists of Meri Ann Beck, John Hyll and Barr Segal. Ms. Beck and Mr. Hyll have had portfolio management responsibility for the Series' fixed-income investments since 1994, and Mr. Segal joined the team in 1996. Messrs. Dillon, Hyll and Segal and Mses. Beck, McMurtrie and Mills are Vice Presidents of Loomis Sayles. Mses. Beck, McMurtrie and Mills and Mr. Hyll have been employed by Loomis Sayles for more than five years. Mr. Segal was a Senior Portfolio Manager at TCW Group before joining Loomis Sayles in 1996. Mr. Dillon rejoined Loomis Sayles in August 1997 following several years as principal of Dillon Capital Management.

   Westpeak Investment Advisors, L.P. ("Westpeak"), 1011 Walnut Street, Boulder, Colorado 80302, subadviser to the Westpeak Growth and Income and Westpeak Stock Index Series, was organized in 1991. Gerald H. Scriver, President and Chief Executive Officer of Westpeak and Philip J. Cooper, CFA, Senior Vice President of Portfolio Management of Westpeak, have served as the portfolio managers of the Westpeak Growth and Income Series since its inception in 1993 and as the portfolio managers of the Westpeak Stock Index Series since August 1, 1993.
Both Mr. Scriver and Mr. Cooper have been with Westpeak since its inception in 1991.

   Back Bay Advisors, L.P. ("Back Bay Advisors"), 399 Boylston Street, Boston, Massachusetts 02116, subadviser to the Back Bay Advisors Money Market, Back Bay Advisors Bond Income and Back Bay Advisors Managed Series, provides discretionary investment management services to mutual funds and other institutional investors. Catherine L. Bunting, Senior Vice President of Back Bay Advisors, has served as the Back Bay Advisors Bond Income Series' portfolio manager since January 1989. Peter Palfrey, Vice President of Back Bay Advisors, has served as the Back Bay Advisors Managed Series' portfolio manager since January 1994. Ms. Bunting has been employed by Back Bay Advisors for more than five years. Mr. Palfrey, prior to joining Back Bay Advisors in 1993, was Investment Vice President with Mutual of New York.

   Morgan Stanley Asset Management Inc. ("MSAM"), with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide investment management business, providing a broad range of portfolio management services to customers in the United States and abroad. MSAM is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co., which is a preeminent financial services firm that maintains leading market positions in each of its three primary businesses - securities, asset management and credit services. MSAM serves as investment adviser to numerous open-end and closed-end investment companies.

   Barton Biggs, Managing Director of MSAM, heads MSAM's Asset Allocation Committee in New York. This Committee makes decisions about regional allocation based on projections of comparable interest rates, currencies, corporate profits and economic growth among the various regions represented in the EAFE Index. Francine J. Bovich, acts as portfolio manager of the Morgan Stanley International Magnum Equity Series. Ms. Bovich, Managing Director of MSAM, joined MSAM in 1993. Previously she was a Principal and Executive Vice President of Westwood Management Corp., a registered investment adviser.

   Fred Alger Management, Inc. ("Alger Management"), 75 Maiden Lane, New York, New York 10038, subadvises the Alger Equity Growth Series. Alger Management is a wholly-owned subsidiary of Fred Alger & Company, Incorporated, which in turn is a wholly-owned subsidiary of Alger Associates, Inc., a financial services holding company. Fred M. Alger III and his brother, David D. Alger, are the majority shareholders of Alger Associates, Inc. and may be deemed to control that company and its subsidiaries. David D. Alger, Seilai Khoo and Ron Tartaro are primarily responsible for the day-to-day management of the Alger Equity Growth Series. David D. Alger has been employed by Alger Management as Executive Vice President and Director of Research since 1971 and as President since 1995, and he serves as portfolio manager for other mutual funds and investment accounts managed by Alger Management. Ms. Khoo has been employed by Alger Management since 1989 and as a Senior Vice President since 1995. Mr. Tartaro has been employed by Alger Management since 1990 and as a Senior Vice President since 1995. Each has served as portfolio manager of the Series since its inception in October 1994.

   Davis Selected Advisers, L.P. ("Davis Selected"), 124 East Marcy Street, Santa Fe, New Mexico 87501, subadvises the Davis Venture Value Series. Venture Advisers, Inc., which is controlled by Shelby M.C. Davis, is the sole general partner of Davis Selected. Davis Selected provides advisory services to other investment companies and institutions. Davis Selected may also delegate any of its responsibilities to Davis Selected-NY Inc. ("DSA-NY"). DSA-NY, organized in 1996, is a wholly-owned subsidiary of Davis Selected located at 609 Fifth Avenue, New York, New York 10017. Christopher C. Davis has been the portfolio manager for the Series and other equity funds managed by Davis Selected since February , 1997, and was co-portfolio manager of the Series with Shelby M.C. Davis, from October 1, 1995 until February, 1997. Prior to his responsibilities as co-portfolio manager, Christopher C. Davis worked closely with Shelby M.C. Davis as assistant portfolio manager and research analyst beginning in September 1989.

   Shelby M.C. Davis is Chief Investment Officer of Davis Selected. As Chief Investment Officer, he is active in providing investment themes, strategies and individual stock selections to the Series. He was the Series' primary portfolio manager from its inception until February 1997. He is a director and officer of certain investment companies managed by Davis Selected. He has been a director of Davis Selected's general partner since 1969.

   Salomon Brothers Asset Management Inc. ("SBAM"), 7 World Trade Center, New York, New York 10048, the subadviser to the Salomon Brothers U.S. Government Series and ("SBAM") the Salomon Brothers Strategic Bond Opportunities Series, is an indirect, wholly-owned subsidiary of Travelers Group Inc. ("Travelers"). Travelers is a diversified financial services company engaged in investment services, asset management, consumer finance and life and property and casualty insurance business. SBAM was incorporated in 1987 and, together with affiliates in London, Frankfurt and Hong Kong , provides a full range of fixed-income and equity investment advisory services for individuals and institutional clients around the world, including European and Far Eastern central banks, pension funds, endowments, insurance companies, and serves as investment adviser to various investment companies. In providing such services, SBAM and its affiliates have access to more than 400 economists, mortgage, bond and sovereign analysts. As of December 31, 1997, SBAM and its affiliates managed approximately $___ billion in assets.

   In connection with SBAM's service as subadviser to the Salomon Brothers Strategic Bond Opportunities Series, SBAM's London based affiliate, Salomon Brothers Asset Management Limited ("SBAM Ltd"), Victoria Plaza, 111 Buckingham Palace Road, London SW1W, OSB, England, provides certain subadvisory services to SBAM relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Salomon Brothers Strategic Bond Opportunities Series. For these services, SBAM has agreed to compensate SBAM Ltd at the rate of one-third of the compensation payable to SBAM by TNE Advisers. SBAM Ltd is an indirect, wholly-owned subsidiary of Travelers. SBAM Limited is a member of Investment Management Regulatory Organization Limited and is registered as an investment adviser in the United States pursuant to the Investment Advisers Act of 1940, as amended.

   Steven Guterman is primarily responsible for the day-to-day management of the Salomon Brothers U.S. Government Series and the mortgage-backed securities and U.S. Government securities portions of the Salomon Brothers Strategic Bond Opportunities Series. Mr. Guterman co-manages the Salomon Brothers U.S. Government Series with Roger Lavan. Peter J. Wilby is primarily responsible for the day-to-day management of the High Yield and Emerging Market Debt Securities portions of the Salomon Brothers Strategic Bond Opportunities Series. Beth Semmel assists Mr. Wilby in the day-to-day management of the Salomon Brothers Strategic Bond Opportunities Series. David Scott is primarily responsible for the portion of the Salomon Brothers Strategic Bond Opportunities Series relating to currency transactions and investments in non-dollar denominated debt securities.

   Mr. Guterman, who joined SBAM in 1990, is currently a Managing Director and Senior Portfolio Manager of SBAM, responsible for SBAM's investment company and institutional portfolios which invest primarily in mortgage-backed securities and U.S. Government issues. Responsible for the Series since Mr. Guterman joined Salomon Brothers Inc. in 1983 working initially in the mortgage research group where he became a Research Director and later traded derivative mortgage-backed securities. He has acted as portfolio manager of the Series since October 1994. Mr. Lavan joined SBAM in 1990 and is a Director and Portfolio Manager and has served as a portfolio manager of the Salomon Brothers U.S. Government Series since October 1994. Prior to joining SBAM, Mr. Lavan spent four years analyzing portfolios for Salomon Brothers Inc 's Fixed-Income Sales Group and Product Support Divisions. Mr. Wilby joined SBAM in 1989 and has served as portfolio manager of the Salomon Brothers Strategic Bond Opportunities Series since October 1994. Mr. Wilby is a Managing Director of Salomon Brothers Inc., and SBAM and Senior Portfolio Manager of SBAM, responsible for investment company and institutional portfolio investments in high yield U.S. corporate debt securities and high yield foreign sovereign debt securities. Ms. Semmel joined SBAM in __ as a Director and Portfolio Manager. Prior to joining SBAM, Ms. Semmel spent four years as a high yield bond analyst at MSAM and has served as portfolio manager of the Series since October 1994. Mr. Scott has been with SBAM Ltd since April 1994, is a Director and Senior Portfolio Manager and has served as portfolio manager of the Salomon Brothers Strategic Bond Opportunities Series since October 1994. From 1990 to 1994, he was a portfolio manager for J.P. Morgan Investment Management in London where he was responsible for global and non-dollar portfolios.

   Goldman Sachs Asset Management ("GSAM"), One New York Plaza, New York, New York, 10004, a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as subadviser to the Goldman Sachs Midcap Value Series. G. Lee Anderson, Vice President, Lawrence S. Sibley, Vice President and Ronald E. Gutfleish, Managing Director, have served as portfolio managers of the Goldman Sachs Midcap Value Series since May 1998. Mr. Anderson joined GSAM in 1992. Prior to that, he was a research analyst in the investment research department of Goldman Sachs. Mr. Sibley joined GSAM in 1997. Prior to that he was Vice President at J.P. Morgan Securities and before that he was a partner in institutional sales at Sanford C. Berstein. Mr. Gutfleish joined GSAM in 1993. Prior to that, he was a principal of Sanford C. Bernstein & Co. in its investment research department. Goldman Sachs is a worldwide investment banking firm and has its principal business address at 85 Broad Street, New York, New York 10004.
   Fees and Expenses. TNE Advisers is paid a management fee from the Series it manages as follows:

                                                            Annual Management fee rate payable by Series to
Series                                                      TNE Advisers (% of average daily net assets)
-------------------------------------------------------   -------------------------------------------------
Loomis Sayles Small Cap Series                              1.00%  of all assets

Morgan Stanley International Magnum Equity Series           0.90%  of all assets

Alger Equity Growth Series                                  0.75%  of all assets

Davis Venture Value Series                                  0.75%  of all assets

Goldman Sachs Midcap Value Series                           0.75% of all assets

Westpeak Growth and Income  Series                          0.70%  of the first $200 million
                                                            0.65%  of the next $300 million
                                                            0.60%  of amounts in excess of $500 million

Westpeak Stock Index Series                                 0.25%  of all assets

Loomis Sayles Balanced Series                               0.70%  of all assets

Back Bay Advisors Managed Series                            0.50%  of all assets

Salomon Brothers Strategic Bond Opportunities Series        0.65%  of all assets

Back Bay Advisors Bond Income Series                        0.40%  of the first $400 million
                                                            0.35%  of the next $300 million
                                                            0.30%  of the next $300 million
                                                            0.25%  of amounts in excess of $1 billion

Salomon Brothers U.S. Government Series                     0.55%  of all assets

Back Bay Advisors Money Market Series                       0.35%  of the first $500 million
                                                            0.30%  of the next $500 million
                                                            0.25%  of amounts in excess of $1 billion

   Subadvisory Fees. TNE Advisers pays each subadviser at the following rates for providing subadvisory services to the following Series:

                                                    Annual Percentage Rates
                                                    Paid by TNE Advisers to
Series                                            the Respective Subadvisers   Average Daily Net Asset Value Levels
------------------------------------------------  ---------------------------  ------------------------------------
Loomis Sayles Small Cap Series                               0.55%             of the first $25 million
                                                             0.50%             of the next $75 million
                                                             0.45%             of the next $100 million
                                                             0.40%             of amounts in excess of $200 million

Morgan Stanley International Magnum                          0.75%             of the first $30 million
  Equity Series                                              0.60%             of the next $40 million
                                                             0.45%             of the next $30 million
                                                             0.40%             of amounts in excess of $100 million

Alger Equity Growth Series                                   0.45%             of the first $100 million
                                                             0.40%             of the next $400 million
                                                             0.35%             of amounts in excess of $500 million

Davis Venture Value Series                                   0.45%             of the first $100 million
                                                             0.40%             of the next $400 million
                                                             0.35%             of amounts in excess of $500 million

Goldman Sachs Midcap Value Series                            0.45%             of the first $100 million
                                                             0.40%             of the next $400 million
                                                             0.35%             of amounts in excess of $500 million

Westpeak Growth and Income Series                            0.50%             of the first $25 million
                                                             0.40%             of the next $75 million
                                                             0.35%             of the next $100 million
                                                             0.30%             of amounts in excess of $200 million

Westpeak Stock Index Series                                  0.10%             of all assets

Loomis Sayles Balanced Series                                0.50%             of the first $25 million
                                                             0.40%             of the next $75 million
                                                             0.30%             of amounts in excess of $100 million

Back Bay Advisors Managed Series                             0.25%             of the first $50 million
                                                             0.20%             of amounts in excess of $50 million

Salomon Brothers Strategic Bond                              0.35%             of the first $50 million
  Opportunities Series                                       0.30%             of the next $150 million
                                                             0.25%             of the next $300 million
                                                             0.20%             of amounts in excess of $500 million

Back Bay Advisers Bond Income Series                         0.25%             of the first $50 million
                                                             0.20%             of the next $200 million
                                                             0.15%             of amounts in excess of $250 million

Salomon Brothers U.S. Government Series                      0.225%            of the first $200 million
                                                             0.150%            of the next $300 million
                                                             0.100%            of amounts in excess of $500 million

Back Bay Advisors Money Market Series                        0.15%             of the first $100 million
                                                             0.10%             of amounts in excess of $100 million

Adviser of the Capital Growth Series

   CGM, One International Place, Boston, Massachusetts 02110, adviser to the Capital Growth Series, is an investment advisory firm organized in 1989 which manages seven mutual fund portfolios and advisory accounts for other clients. The sole general partner of CGM is a corporation owned in equal shares by Robert
L. Kemp and G. Kenneth Heebner. Mr. Heebner, Senior Portfolio Manager of CGM, has served as portfolio manager of the Capital Growth Series since August of 1983.

   The Capital Growth Series pays its adviser, CGM, a management fee at an annual rate of 0.70% of the first $200 million of average daily net assets, 0.65% of the next $300 million of such assets and 0.60% of such assets in excess of $500 million. For advisory services rendered during the fiscal year ended December 31, 1997, CGM was paid ___% of the Capital Growth Series' average net assets in advisory fees.

Voluntary Expense Agreement

Pursuant to a voluntary expense agreement relating to the Westpeak Growth and Income , Westpeak Stock Index, Back Bay Advisors Managed, Back Bay Advisors Bond Income and Back Bay Advisors Money Market Series, TNE Advisers bears the expenses (other than advisory fees and any brokerage costs, interest, taxes or extraordinary expenses) of the Series in excess of 0.15% of the respective Series' average daily net assets. Prior to May 1, 1998 a similar arrangement was in effect for the Goldman Sachs Midcap Value Series (then called the Loomis Sayles Avanti Growth Series). In the case of the Loomis Sayles Small Cap Series, TNE Advisers bears all the expenses (other than any brokerage costs, interest, taxes or extraordinary expenses) of the Series in excess of 1.00% of the Series' average daily net assets. Similar voluntary expense agreements with The New England have been in effect with respect to the Capital Growth Series until April 30, 1996. As a result of the current voluntary expense agreements (and assuming the Series incur the same level of management fees as in 1997 and no taxes, interest or extraordinary expenses), these Series' expense ratios during this prospectus' effectiveness, assuming the continuation of the voluntary expense agreement, are expected to be as follows:

                                                                               Total Expense Ratio
Series                                                              Under Current Voluntary Expense Agreement
-----------------------------------------------------------------   -----------------------------------------
Back Bay Advisors Money Market Series                                                  0.50%
Back Bay Advisors Bond Income Series                                                   0.55%
Back Bay Advisors Managed Series                                                       0.64%
Westpeak Growth and Income  Series                                                     0.85%
Westpeak Stock Index Series                                                            0.40%
Loomis Sayles Small Cap Series                                                         1.00%

   TNE Advisers may terminate these expense agreements at any time. If these expense agreements were terminated, the expense ratios may be higher.

Expense Deferral Arrangement

   Pursuant to an expense deferral arrangement relating to the Morgan Stanley International Magnum Equity Series (formerly, the Draycott International Equity Series), the Alger Equity Growth Series, the Davis Venture Value Series, the Loomis Sayles Balanced Series, the Salomon Brothers Strategic Bond Opportunities Series, the Salomon Brothers U.S. Government Series, and beginning May 1, 1998 the Goldman Sachs Midcap Value Series, TNE Advisers has agreed to pay the expenses of the Series' operations (exclusive of any brokerage costs, interest, taxes, or extraordinary expenses) in excess of stated expense limits, which limits vary from Series to Series, subject to the obligation of the Series to repay TNE Advisers such expenses in future years, if any, when a Series' expenses fall below the stated expense limit that pertains to that Series; such deferred expenses may be charged to a Series in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the Series' stated expense limit; provided, however, that no Series is obligated to repay any expense paid by TNE Advisers more than two years after the end of the fiscal year in which such expense was incurred. These expense limits can be prospectively discontinued by TNE Advisers at any time but any expenses that were deferred while a Series' expense limit was in place can never be charged to that Series unless that Series' expenses fall below the limit. The stated expense limits are as follows:

Series                                                              Expense Limit Under Deferral Arrangement
-----------------------------------------------------------------   ----------------------------------------
Morgan Stanley International Magnum Equity Series                                     1.30%
Alger Equity Growth Series                                                            0.90%
Davis Venture Value Series                                                            0.90%
Goldman Sachs Midcap Value Series                                                     0.90%
Loomis Sayles Balanced Series                                                         0.85%
Salomon Brothers Strategic Bond Opportunities Series                                  0.85%
Salomon Brothers U.S. Government Series                                               0.70%

Additional Information About Expenses

   Each Series pays all expenses not borne by its adviser or subadvisers or New England Securities, including, but not limited to, the charges and expenses of each Series' custodian, independent auditors and legal counsel for the Fund and its independent trustees, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders' and trustees' meetings and preparing, printing and mailing prospectuses and reports to shareholders, and the compensation of trustees of the Fund who are not directors, officers or employees of NELICO or its affiliates, other than affiliated registered investment companies.

   The Fund incurred total expenses during the year ended December 31, 1997 as follows:

                                                                    Total Expenses (as of a percentage of average net assets) for
Series                                                                              the year ended December 31, 1997
-----------------------------------------------------------------   ---------------------------------------------------------------
Loomis Sayles Small Cap Series                                                                     1.00%
Morgan Stanley International Magnum Equity Series                                                  1.30%
Alger Equity Growth Series                                                                         0.87%
Capital Growth Series                                                                              0.69%
Goldman Sachs Midcap Value Series                                                                  0.85%
Davis Venture Value Series                                                                         0.90%
Westpeak Growth and Income  Series                                                                 0.85%
Westpeak Stock Index Series                                                                        0.40%
Loomis Sayles Balanced Series                                                                      0.85%
Back Bay Advisors Managed Series                                                                   0.62%
Salomon Brothers Strategic Bond Opportunities Series                                               0.85%
Back Bay Advisors Bond Income Series                                                               0.52%
Salomon Brothers U.S. Government Series                                                            0.70%
Back Bay Advisors Money Market Series                                                              0.50%

   If the voluntary expense agreement and expense deferral arrangement described above had not been in effect, the Series' expenses for the year ended December 31, 1997 would have been:


                                                                      Total Expenses (as a percentage of net assets) without
                                                                      voluntary expense agreement or expense deferral arrangement
Series                                                                           for the year ended December 31, 1997
-----------------------------------------------------------------   ---------------------------------------------------------------
Loomis Sayles Small Cap Series                                                                 1.29%
Morgan Stanley International Magnum Equity Series                                              1.66%
Alger Equity Growth Series                                                                     0.90%
Capital Growth Series                                                                          0.69%
Davis Venture Value Series                                                                     0.96%
Goldman Sachs Midcap Value Series                                                              0.92%
Westpeak Growth and Income  Series                                                             0.91%
Westpeak Stock Index Series                                                                    0.50%
Loomis Sayles Balanced Series                                                                  0.99%
Back Bay Advisors Managed Series                                                               0.62%
Salomon Brothers Strategic Bond Opportunities Series                                           1.19%
Back Bay Advisors Bond Income Series                                                           0.52%
Salomon Brothers U.S. Government Series                                                        1.37%
Back Bay Advisors Money Market Series                                                          0.50%

   These expense figures do not include portfolio brokerage commissions, which are not deducted from the Series' assets in the same manner as other charges and expenses; rather, brokerage commissions are part of the purchase price paid for portfolio securities and reduce the proceeds received on the sale of portfolio securities.

   For the year ended December 31, 1997, brokerage commissions paid by each Series were as follows:

Series                                                         Commissions Paid  % of Average Net Assets
-------------------------------------------------------------  ----------------  -----------------------
Loomis Sayles Small Cap Series
Morgan Stanley International Magnum Equity Series
Alger Equity Growth Series
Capital Growth Series
Davis Venture Value Series
Goldman Sachs Midcap Value Series
Westpeak Growth and Income Series
Westpeak Stock Index Series
Loomis Sayles Balanced Series
Back Bay Advisors Managed Series

   The Alger Equity Growth, Morgan Stanley International Magnum Equity, Davis Venture Value, and Goldman Sachs Midcap Value Series may pay brokerage commissions to brokerage firms affiliated with each Series respective subadviser. Portfolio transactions of the Salomon Brothers Strategic Bond Opportunities Series, Back Bay Advisors Bond Income Series, Salomon Brothers U.S. Government Series and Back Bay Advisors Money Market Series and portfolio transactions of the Back Bay Advisors Managed Series and the Loomis Sayles Balanced Series in bonds, notes and money market instruments are generally effected on a net basis without a stated commission.

Miscellaneous Arrangements

   TNE Advisers has contracted with New England Funds, L.P. to provide executive and other personnel for the administration of the affairs of the Series advised by TNE Advisers. Subject to procedures adopted by the Fund's Board of Trustees, Fund brokerage transactions may be executed by brokers that are affiliated with any adviser or subadviser. New England Funds, L.P. is a wholly owned subsidiary of NEICOP.

   Fund shares are offered through New England Securities, 399 Boylston Street, Boston, Massachusetts 02116, the principal underwriter for the Fund. New England Securities is an indirect wholly-owned subsidiary of NELICO.

                         SALE AND REDEMPTION OF SHARES


   Shares of each Series are purchased or redeemed depending, among other things, on the amount of premium payments invested and the surrender and transfer requests effected on any given day pursuant to the variable life insurance and variable annuity contracts supported by the Fund. Such transactions can be made only on those days during which the New York Stock Exchange (the "NYSE") is open for trading. Purchases and redemptions of Fund shares are effected at the net asset value per share determined as of the close of regular trading on the NYSE (currently 4 p.m. Eastern time) on the day such purchase order or redemption request is received.

   The Fund may suspend the right of redemption for any Series and may postpone payment for any period when the NYSE is closed for other than weekends or holidays, or, if permitted by the rules of the SEC, during periods when trading on the NYSE is restricted or during an emergency which makes it impracticable for a Series to dispose of securities or fairly to determine the value of its net assets, or during any other period permitted by the SEC for the protection of investors.

                    NET ASSET VALUES AND PORTFOLIO VALUATION

   Loomis Sayles, MSAM, Alger Management, CGM, Davis Selected, Westpeak, Back Bay Advisors, GSAM and SBAM, under the direction of the Fund's Board of Trustees, determine the value of each Series' securities. The net asset value of each Series' shares is determined as of the close of regular trading on the NYSE each day it is open. Each Series' total net assets are divided by the number of outstanding shares of that Series to determine the net asset value per share for that Series.

   The Back Bay Advisors Money Market Series' investment portfolio, and any fixed-income securities with remaining maturities of 60 days or less held by any other Series, are valued at amortized cost. Other portfolio securities of each Series (other than the Back Bay Advisors Money Market Series) are valued at market value where current market quotations are readily available and otherwise are taken at fair value as determined in good faith by the Fund's Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Board.

   The Back Bay Advisors Money Market Series seeks to maintain a constant net asset value per share of $100, although this cannot be assured. The net asset value per share for the other Series will vary depending on the value of each Series' investment portfolio.

                    DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

Back Bay Advisors Money Market Series

   The net investment income of the Back Bay Advisors Money Market Series is declared daily and paid monthly as a dividend. Although the Back Bay Advisors Money Market Series does not expect to realize any long-term capital gains, if such gains are realized they will be distributed once a year.

Other Series

   It is the policy of each Series other than the Back Bay Advisors Money Market Series to pay annually as dividends substantially all net investment income and to distribute annually all net realized capital gains, if any, after offsetting any capital loss carryovers. See "Taxes." Dividends from net investment income may be paid more or less often if the Fund's Board of Trustees deems it appropriate.

   Federal income tax law requires each Series to distribute prior to calendar year-end virtually all of its ordinary income for such year and virtually all of the capital gain net income realized by the Series in the one-year period ending October 31 (or December 31, if the Series so elects) of such year and not previously distributed.

   Dividends and distributions of each Series are automatically reinvested in shares of the respective Series.

                                     TAXES

   Each Series is treated as a separate entity for federal income tax purposes and intends to qualify as a regulated investment company under the Code, as amended. So long as a Series distributes all of its net investment income and net capital gains to its shareholders, the Series itself does not pay any federal income tax. Dividends from net investment income of each of the Series and distributions of each Series' net short-term gains, if any, are treated as ordinary income to its shareholders. Distributions of any Series' net realized long-term capital gains, if any, are treated as long-term capital gains to its shareholders. Whether or not taxes must be paid by the shareholders of a Series on distributions received from that Series will depend on the tax status of NELICO's or MetLife's separate accounts and the tax status of any other shareholders. For the purposes of the foregoing, each Series' shareholders are the separate accounts investing directly in the Fund and not the owners of the variable life insurance or variable annuity contracts for which the Fund serves as an investment vehicle. For a description of the tax consequences for such contract owners, see the relevant prospectus applicable to such contracts.

                  ORGANIZATION AND CAPITALIZATION OF THE FUND

   The Fund was originally organized in 1983 as a Massachusetts corporation, and was reorganized as a Massachusetts business trust on February 27, 1987. The Fund is registered as a diversified, open-end management company under the 1940 Act, and is authorized to issue an unlimited number of shares of each Series. Shareholders may address inquiries about the Fund to New England Securities, 399 Boylston Street, Boston, Massachusetts 02116.

   As of the date of this prospectus, all of the outstanding voting securities of the Fund are owned by separate accounts of MetLife and/or NELICO, and may, from time to time, be owned by those separate accounts and the general account of MetLife. Therefore, MetLife and NELICO are presumed to be in control (as that term is defined in the 1940 Act) of the Fund. However, the staff of the SEC is presently of the view that MetLife and NELICO are each required to vote their Fund shares that are held in a separate account that is a registered investment company under the 1940 Act (and, to the extent voting privileges are granted by the issuing insurance company, in unregistered separate accounts) in the same proportion as the voting instructions received from owners of the variable life insurance or variable annuity contracts issued by the separate account, and that MetLife is required to vote any shares held in its general account (or in any unregistered separate account that does not have voting privileges) in the same proportion as all other Fund shares are voted. MetLife and NELICO currently intend to vote their shares in a manner consistent with this view.

   The Fund does not generally hold annual meetings of shareholders and will hold shareholders meetings only when required by law. Shareholders may remove trustees from office by votes cast at a shareholder meeting or by written consent.

                                 TRANSFER AGENT

   The transfer agent and the dividend paying agent for the Fund is NELICO, 501 Boylston Street, Boston, Massachusetts 02116.

                                 VOTING RIGHTS

   Fund shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held). NELICO and MetLife are the legal owners of shares attributable to variable life insurance and variable annuity contracts issued by their separate accounts, and have the right to vote those shares. Pursuant to the current view of the SEC staff described above, NELICO and MetLife will vote their shares in accordance with instructions received from owners of variable life insurance and variable annuity contracts issued by separate accounts that are registered under the 1940 Act. All Fund shares held by separate accounts of NELICO and MetLife that are registered under the 1940 Act (and, to the extent voting privileges are granted by the issuing insurance company, by unregistered separate accounts) for which no timely instructions are received will be voted for, voted against or withheld from voting on any proposition in the same proportion as the shares held in that separate account for all contracts for which voting instructions are received. All Fund shares held by the general investment account (or any unregistered separate account that does not have voting privileges) of NELICO or MetLife will be voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions.

                                   APPENDIX A

 AVERAGE MONTHLY PORTFOLIO COMPOSITION TABLE OF THE SALOMON BROTHERS STRATEGIC
     BOND OPPORTUNITIES SERIES FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997

                                                                                              Percentage
                                                                                                of Net
Security                                                                                        Assets
--------                                                                                      ----------
Preferred Stock.............................................................................
Short-term Obligations and Other Assets.....................................................
Common Stock................................................................................
Debt -- Unrated.............................................................................
Debt -- Standard and Poor's Rating
     AAA....................................................................................
     AA.....................................................................................
     A......................................................................................
     BBB....................................................................................
     BB.....................................................................................
     B......................................................................................
     CCC....................................................................................

The chart above indicates the composition of the Salomon Brothers Strategic Bond Opportunities Series for the fiscal year ended December 31, 1997, with the debt securities rated by S&P separated into the indicated categories. The percentages were calculated on a dollar-weighted average basis by determining monthly the percentage of the Salomon Brothers Strategic Bond Opportunities Series' net assets invested in each category as of the end of each month during the year. SBAM does not rely primarily on ratings designed by any rating agency in making investment decisions. The chart does not necessarily indicate what the composition of the series portfolio will be in subsequent fiscal years.

               AVERAGE MONTHLY PORTFOLIO COMPOSITION TABLE OF THE
BACK BAY ADVISORS BOND INCOME SERIES FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997

                                                                                              Percentage
                                                                                                of Net
Security                                                                                        Assets
--------                                                                                      ----------
Preferred Stock.............................................................................
Short-term Obligations and Other Assets.....................................................
Common Stock................................................................................
Debt -- Unrated.............................................................................
Debt -- Standard and Poor's Rating
     AAA....................................................................................
     AA.....................................................................................
     A......................................................................................
     BBB....................................................................................
     BB.....................................................................................
     B......................................................................................
     CCC....................................................................................
     CD.....................................................................................

The chart above indicates the composition of the Back Bay Advisors Bond Income Series for the fiscal year ended December 31, 1997, with the debt securities rated by S&P separated into the indicated categories. The percentages were calculated on a dollar-weighted average basis by determining monthly the percentage of the Back Bay Advisors Bond Income Series' net assets invested in each category as of the end of each month during the year. Back Bay Advisors does not rely primarily on ratings designed by any rating agency in making investment decisions. The chart does not necessarily indicate what the composition of the Series' portfolio will be in subsequent fiscal years.

                                  APPENDIX B

                             RATINGS OF SECURITIES

   Description of Moody's Investors Service, Inc. corporate bond ratings:

   Aaa, Aa, A--Bonds which are rated AAA or Aa are judged to be of high quality by all standards and are generally known as high grade bonds. Bonds rated Aa are rated lower than Aaa securities because margins of protection may not be as large as in the latter or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa--Bonds which are rated Baa are considered medium grade obligations, i.e., they are neither higher protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca--Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

   C--Bonds which are rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Description of Standard & Poor's Ratings Group corporate bond ratings:

   AAA, AA, A--Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in high rated categories.

   BBB--Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

   BB-B-CCC-CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   CI--The rating CI is reserved for income bonds on which no income is being paid.

   D--Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

                            NEW ENGLAND ZENITH FUND

                      STATEMENT OF ADDITIONAL INFORMATION

                                  May 1, 1998






This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated May 1, 1998, and should be read in conjunction therewith. A copy of the Prospectus may be obtained from New England Securities Corporation, 399 Boylston Street, Boston, Massachusetts 02116.

                               TABLE OF CONTENTS



                                                                            Page
                                                                            ----
Investment Objectives and Policies

Miscellaneous Investment Practices

Determination of Net Asset Values

Fund Performance

Trustees and Officers

Advisory Arrangements

Distribution Agreement

Other Services

Portfolio Transactions and Brokerage

Description of the Fund

Appendix A-1 (Description of Bond Ratings)

Appendix A-2 (Description of Commercial Paper Ratings)

Appendix B

Appendix C

                       INVESTMENT OBJECTIVES AND POLICIES

  The investment objectives and policies of each Series (collectively and individually the "Series") of New England Zenith Fund (the "Fund") are summarized on the front page of the Prospectus and in the text of the Prospectus following the caption "Investment Objectives and Policies." There can be no assurance that any of the Series will achieve its objective. The investment policies of each Series set forth in the Prospectus and in this Statement of Additional Information may be changed without shareholder approval, except for any policy as to which the Prospectus or this Statement of Additional Information explicitly indicates that such approval is required, and except for the investment objectives of the Money Market, Bond Income, Capital Growth, Growth and Income, Stock Index, Managed and Small Cap Series, which have fundamental investment objectives.

  The terms "shareholder approval" and "approval of a majority of the outstanding voting securities," as used in the Prospectus and this Statement of Additional Information, mean, with respect to a Series, approval by the lesser of (i) 67% of the shares of the Series represented at a meeting at which more than 50% of the outstanding shares of such Series are represented or (ii) more than 50% of the outstanding shares of such Series.

Loomis Sayles Small Cap Series

  As indicated in the Prospectus following the caption "Investment Objective and Policies -- Loomis Sayles Small Cap Series," the Loomis Sayles Small Cap Series seeks to attain its investment objective of long-term capital growth through investments in common stocks or their equivalent.

  Loomis Sayles & Company, L.P. ("Loomis Sayles"), the Series' subadviser, manages the Series by investing primarily in stocks of small cap companies with good earnings growth potential that Loomis Sayles believes are undervalued by the market. Normally, the Series will invest at least 65% of its assets in companies with market capitalization in the range of the average capitalization of those companies which make up the Russell 2000 Index. The Series will invest in companies which have better than average growth rates at below average price/earnings ratios and have strong balance sheets and cash flow. Loomis Sayles seeks to build a core small cap portfolio of solid growth company stocks, with a smaller emphasis on special situations and turnarounds (companies that have experienced significant business problems but which Loomis Sayles believes have favorable prospects for recovery), as well as unrecognized stocks.

  Under unusual market conditions as determined by Loomis Sayles, all or any portion of the Series may be invested, for temporary, defensive purposes, in short-term debt instruments or in cash. In addition, under normal conditions, a portion of the Series' assets may be invested in short-term assets for liquidity purposes or pending investment in other securities. Short-term investments may include U.S. Government securities, certificates of deposit, commercial paper and other obligations of corporate issuers rated in the top two rating categories by a major rating agency or, if unrated, determined to be of comparable quality by the subadviser, and repurchase agreements that are fully collateralized by cash, U.S. Government securities or high-quality money market instruments.

Morgan Stanley International Magnum Equity Series

  As disclosed in the Prospectus under the caption "Investment Objectives and Policies -- Morgan Stanley International Magnum Equity Series," the Morgan Stanley International Magnum Equity Series seeks to attain its investment objective of long-term capital appreciation primarily through investment in international equity securities.

  The Series will invest primarily in international equity securities; however, the Series' investment objective will be long-term capital appreciation. The production of any current income will be incidental to this objective. The countries in which the Series may invest are those represented in the Morgan Stanley Capital International Index (the "EAFE Index"), which includes Australia, Japan, New Zealand, most of the nations in Western Europe and certain developed countries in Asia such as Hong Kong and Singapore. The Series may also invest up to 5% of its assets in non-EAFE countries. Under normal circumstances, at least 65% of the total assets of the Series will be invested in equity securities of issuers in at least three different countries outside the United States.

  In managing the Series' portfolio, Morgan Stanley Asset Management, Inc. ("MSAM") will first determine what percentage of the Series' assets should be invested in each region represented in the EAFE Index. This determination will be based on projections of comparative interest rates, currencies, corporate profits and economic growth among the various regions represented in the EAFE Index. After these regional allocations are determined, the portfolio manager for each region selects the stocks of issuers in these respective region.

Alger Equity Growth Series

  As disclosed in the Prospectus under the caption "Investment Objectives and Policies -- Alger Equity Growth Series," the Alger Equity Growth Series seeks to attain its investment objective of long-term capital appreciation by investing primarily in a diversified, actively managed portfolio of equity securities, principally in companies having a total market capitalization of $1 billion or greater. These companies may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth progress, or may be companies providing products or services with a high unit volume growth rate.

Capital Growth Series

  As disclosed in the Prospectus under the caption "Investment Objectives and Policies -- Capital Growth Series," the Capital Growth Series seeks to attain its investment objective of long-term growth of capital through investment primarily in equity securities of companies whose earnings are expected to grow at a faster rate than the United States economy. The selection of common stocks for the Capital Growth Series' investment portfolio is based on the assessment of the Series' adviser, Capital Growth Management Limited Partnership ("CGM"), that the common stock is attractively priced relative to its earnings and growth potential.

  The Series does not consider current income as a significant factor in selecting its investments. However, during periods when management considers that economic or market conditions make it desirable, the Series may take a defensive position by investing a substantial portion of its assets in cash or fixed-income securities (bonds, notes and money market instruments). No estimate can be made as to when or for how long the Series will employ such defensive strategies; however, in the past, such periods have been as long as one year.

  The Capital Growth Series does not currently intend to invest in restricted securities, options or warrants although, subject to its investment restrictions, it may do so in the future. See "Investment Restrictions."

  Although the Capital Growth Series' objective is long-term capital growth, it frequently sells securities to reflect changes in market, industry or individual company conditions or outlook even though it may only have held those securities for a short period. As a result of these policies, the Capital Growth Series, under certain market conditions, may experience high portfolio turnover, although specific portfolio turnover rates are impossible to predict. In recent years, the portfolio turnover rate of the Capital Growth Series has fluctuated considerably as a result of strategic shifts in portfolio holdings designed to maintain an optimum portfolio structure in view of general market conditions and movements in individual stock prices.

Davis Venture Value Series

  As disclosed in the Prospectus under the caption "Investment Objectives and Policies -- Davis Venture Value Series," the Davis Venture Value Series seeks to attain its investment objective of growth of capital by investing in domestic common stocks that the Series' subadviser believes have capital growth potential due to factors such as undervalued assets or earnings potential, product development and demand, favorable operating ratios, resources for expansion, management abilities, reasonableness of market price, and favorable overall business prospects. The Series will generally invest predominantly in equity securities of companies with market capitalizations of at least $250 million.
It may also invest in issues with smaller capitalizations.

Goldman Sachs Midcap Value Series

   As disclosed in the prospectus under the caption "Investment Objectives and Policies -- Goldman Sachs Midcap Value Series," Goldman Sachs Midcap Value Series seeks to provide investors with long-term capital appreciation. Goldman Sachs Asset Management ("GSAM") acts as subadviser and invests, under normal circumstances, substantially all of the Series' assets in equity securities and at least 65% of the Series' total assets in equity securities of companies with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) of between $500 million and $10 billion at the time of investment. If the capitalization of an issuer increases above or decreases to outside this range after purchase of such issuer's securities, the Series may, but is not required to, sell the securities. Dividend income, if any, is an incidental consideration.

GSAM evaluates securities using fundamental analysis and intends to purchase equity securities that are, in its view, underpriced relative to a combination of their issuer's long-term earnings prospects, growth rate, free cash flow and/or dividend-paying ability. Consideration will be given to the business quality of the issuer. Factors positively affecting GSAM's view of the quality include the competitiveness and degree of regulation in the markets in which the issuer operates, the existence of a management team with a record of success, the position of the issuer in markets in which it operates, the level of the issuer's financial leverage and the sustainable return on capital invested in the business. The Series may also purchase securities of companies that have experienced difficulties and that, in the opinion of GSAM, are available at attractive prices.

   The Series may invest up to 35% of the Series' total assets in fixed income securities, including up to 10% of its total assets in fixed-income securities rated BB or lower by S&P or Ba or lower by Moody's. In addition, although the Series will invest primarily in publicly traded U.S. securities, up to 25% of its total assets may be invested in foreign securities, including up to 15% of its assets in securities of issuers of emerging markets (as from time to time determined by GSAM) and securities quoted in foreign currencies.

   In addition to the techniques and investments described above, the Series may with respect to no more than 5% of its net assets, engage in the following techniques and investments (i) warrants and stock purchase rights and (ii) custodial receipts.

Westpeak Growth and Income Series

   As disclosed in the Prospectus under the caption "Investment Objectives and Policies -- Westpeak Growth and Income Series," the Westpeak Growth and Income Series seeks long-term total return (capital appreciation and dividend income) through investment in equity securities, both in securities that the Series' subadviser, Westpeak Investment Advisors, L.P. ("Westpeak"), believes are undervalued ("value" style) and securities of companies that Westpeak believes have growth potential ("growth" style). The Westpeak Growth and Income Series will ordinarily invest substantially all of its assets in equity securities.

   Although the Westpeak Growth and Income Series' objective is long-term total return, it may sell securities to reflect changes in Westpeak's assessment of the relative attractiveness of particular investments. As a result, the Westpeak Growth and Income Series, under certain market conditions, may experience high portfolio turnover. High portfolio turnover involves correspondingly higher brokerage commissions than would be experienced by a similar fund with lower turnover.

   The assets of the Westpeak Growth and Income Series that are not invested in equity securities will be held in cash or invested as described below under "Miscellaneous Investment Practices--Money Market Instruments."

Westpeak Stock Index Series

   As disclosed in the Prospectus under the caption "Investment Objectives and Policies -- Westpeak Stock Index Series," the Westpeak Stock Index Series uses the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index") as the standard of performance comparison because that index currently represents a significant percentage of the total market value of all United States publicly traded common stocks, is well known to investors, and is commonly regarded as representative of the performance of United States publicly traded common stocks taken as a whole.

   The S&P 500 Index is composed of 500 common stocks, most of which are listed on the New York Stock Exchange. Standard & Poor's, which is not a sponsor of or in any other way affiliated with the Series, chooses the 500 stocks included in the S&P 500 Index on the basis of market value and industry diversification.
The S&P 500 Index assigns relative values to the stocks included in the index, weighted according to each stock's total market value relative to the total market value of the other stocks included in the index. The stocks included in the S&P 500 Index may change from time to time.

   The Westpeak Stock Index Series is not managed through traditional methods of investment management, which typically attempt to use economic, financial and market analysis to select undervalued stocks or stocks of companies that may experience above-average growth, nor will the adverse financial situation of a company necessarily result in the elimination of its stock from the Westpeak Stock Index Series' portfolio. As described in the Prospectus, stocks will be selected in an attempt to approximate the performance of the S&P 500 Index and to minimize tracking error. From time to time, adjustments may be made in the Westpeak Stock Index Series' investment portfolio, but such changes should be infrequent compared to those of most management investment companies. Westpeak currently expects that such adjustments will ordinarily be made on a monthly basis, but such adjustments could be made more or less frequently, depending on changes in the size of the Westpeak Stock Index Series, among other factors. As a consequence of the relative infrequency of portfolio adjustments, brokerage and other transaction costs are expected to be relatively low. However, these costs and other expenses may cause the return of the Westpeak Stock Index Series to be lower than the return of the S&P 500 Index. In addition, the relative infrequency of portfolio adjustments may result in increased tracking error, to the extent that new cash that has come into the Series is held, or invested in money market instruments and repurchase agreements, pending the next portfolio adjustment, rather than invested immediately in common stocks included in the S&P 500 Index.

   It is the Westpeak Stock Index Series' policy to be fully invested in common stocks. However, the Westpeak Stock Index Series may hold a portion of its assets, which will not exceed 5% (not including additional cash that has come into the Series and is pending investment in common stocks), in cash to meet redemptions and other day-to-day operating expenses. The Series may also engage in futures transactions to reduce tracking error. In addition, the Westpeak Stock Index Series may invest cash temporarily in money market instruments and repurchase agreements, as described below under "Miscellaneous Investment Practices -- Money Market Instruments". Such temporary investments will only be made with cash held to maintain liquidity or pending investment, and will not be made for defensive purposes in the event or in anticipation of a general decline in the market prices of stocks in which the Series invests. A defensive investment posture is precluded by the Westpeak Stock Index Series' investment objective to provide investment results that correspond to the price and yield performance of a universe of common stocks. Investors in the Westpeak Stock Index Series therefore bear the risk of general declines in stock prices in the stock markets.

   The index that the Westpeak Stock Index Series uses as a standard of comparison in seeking to achieve its objective may be changed without shareholder approval. At some time in the future, another index may be selected if such a standard of comparison is deemed more appropriate than the S&P 500 Index as an indicator of the performance of United States publicly traded common stocks.

Loomis Sayles Balanced Series

   As disclosed in the Prospectus under the caption "Investment Objectives and Policies -- Loomis Sayles Balanced Series," the Loomis Sayles Balanced Series seeks to attain its investment objective of reasonable long-term investment return from a combination of long-term capital appreciation and moderate current income.

   The Series is "flexibly managed" in that sometimes it invests more heavily in equity securities and at other times it invests more heavily in fixed-income securities, depending on its subadviser's view of the economic and investment outlook. Most of the Series' investments are normally in dividend-paying common stocks of recognized investment quality that are expected to achieve growth in earnings and dividends over the long-term. Fixed-income securities include notes, bonds, non-convertible preferred stock and money market instruments. The Series may invest in adjustable rate mortgage securities, asset-backed securities, STRIPs and inverse floaters, subject to a limit of 5% of the Series' assets for each of these types of instruments. The Series invests at least 25% of its assets in fixed-income senior securities and, under normal market conditions, more than 50% of its assets in equity securities. The Series also may invest in foreign securities.

Back Bay Advisors Managed Series

   As indicated in the Prospectus following the caption "Investment Objective and Policies -- Back Bay Advisors Managed Series," the Back Bay Advisors Managed Series' investment portfolio will generally contain a mix of (1) common stocks,
(2) notes and bonds and (3) money market instruments. Each of these categories of investments involves certain risks.

   The text of the Prospectus following the caption "Investment Objective and Policies -- Back Bay Advisors Money Market Series," contains a description of the money market instruments and related repurchase agreements in which the Back Bay Advisors Managed Series may invest; for a fuller description, see "Miscellaneous Investment Practices--Money Market Instruments," below.

   The portion of the Back Bay Advisors Managed Series' investment portfolio consisting of notes and bonds will be invested in bonds of the types in which the Back Bay Advisors Bond Income Series is permitted to invest. These investments may include bonds rated B or higher by S&P or Moody's (or unrated bonds of similar quality). The risks associated with lesser rated and unrated bonds are described in the Prospectus under "Investment Objectives and Policies--Back Bay Advisors Bond Income Series". The Series will purchase and sell securities for the bond portion of its portfolio in anticipation of or in response to changes in yield relationships, markets or economic conditions. The bond portion of the Series' investment portfolio will also be invested to take advantage of temporary disparities in the relative values of certain sectors of the market for fixed-income securities. As a result of these policies, the bond portion of the Series' portfolio, under certain market conditions, may experience high portfolio turnover.

   Because the securities in its portfolio are subject to price declines as well as price advances, at times the net asset value per Back Bay Advisors Managed Series share may be less than a shareholder's original cost. There can be no assurance that the Back Bay Advisors Managed Series' investment objective will be attained.

Salomon Brothers Strategic Bond Opportunities Series

   As disclosed in the Prospectus under the caption "Investment Objectives and Policies -- Salomon Brothers Strategic Bond Opportunities Series," the Salomon Brothers Strategic Bond Opportunities Series seeks to attain its investment objective of a high level of total return consistent with preservation of capital by assessing the relative risks and opportunities available in various market segments and allocating assets primarily among U.S. Government obligations, mortgage backed securities, domestic corporate debt and international debt securities rated investment grade (BBB or higher by S&P or Baa or higher by Moody's) and domestic and sovereign corporate debt and international debt securities rated below investment grade.

Back Bay Advisors Bond Income Series

   The text of the Prospectus following the caption "Investment Objectives and Policies -- Back Bay Advisors Bond Income Series" gives a description of the securities in which the Back Bay Advisors Bond Income Series may invest. Although at least 80% of the Series' bond investments will carry ratings higher than BBB or Baa by S&P or Moody's, the Series may purchase non-rated or lower-rated bonds which may be traded only over-the-counter. Nonrated bonds are so categorized because the bond's rating has been suspended or because the issuer did not seek a rating of the bonds from Moody's or Standard & Poor's.

   As described in the Prospectus, the average maturity of the Back Bay Advisors Bond Income Series' portfolio will usually be between five and fifteen years. Depending on market conditions, the Back Bay Advisors Bond Income Series may take a defensive position by investing a substantial portion of its assets in the money market instruments eligible for purchase by the Back Bay Advisors Money Market Series. No estimate can be made as to when or for how long the Series would employ such defensive strategies.

  The Back Bay Advisors Bond Income Series purchases and sells portfolio investments in anticipation of or in response to changes in yield relationships, markets or economic conditions. The Back Bay Advisors Bond Income Series also invests to take advantage of temporary disparities in the relative values of certain sectors of the market for fixed-income securities. As a result of these policies, the Back Bay Advisors Bond Income Series, under certain market conditions, may experience high portfolio turnover, although specific portfolio turnover rates are impossible to predict.

  Moreover, since all securities are subject to price declines as well as price advances, at times the net asset value per Back Bay Advisors Bond Income Series share may be less than a shareholder's original cost. In recent years, prices for fixed-income securities have generally been more volatile than they were in prior periods, and this has increased the market risk of holding such securities.

Salomon Brothers U.S. Government Series

  As disclosed in the Prospectus under the caption "Investment Objectives and Policies -- Salomon Brothers U.S. Government Series," the Salomon Brothers U.S. Government Series seeks to attain its investment objective of providing a high level of current income consistent with preservation of capital and maintenance of liquidity by investing primarily in debt obligations and, to the extent allowed by state law and regulation, in mortgage backed securities issued or guaranteed by the U. S. Government its agencies, authorities or instrumentalities or derivative securities such as collateralized mortgage obligations ("CMOs") backed by such securities.

Back Bay Advisors Money Market Series

  The text of the Prospectus following the caption "Investment Objectives and Policies -- Back Bay Advisors Money Market Series" gives a description of the money market instruments in which the Back Bay Advisors Money Market Series may invest. For a fuller description of those money market instruments and some of the risks relating thereto, see "Money Market Instruments," below. The Back Bay Advisors Money Market Series will invest only in securities which the Series' subadviser, Back Bay Advisors, L.P. ("Back Bay Advisors"), acting pursuant to guidelines established by the Fund's Board of Trustees, has determined are of high quality and present minimal credit risk.

  As indicated in the Prospectus, all the Back Bay Advisors Money Market Series' money market instruments mature in less than 397 days and the average maturity of the Back Bay Advisors Money Market Series' portfolio securities based on their dollar value will not exceed 90 days at the time of each investment.
Money market instruments maturing in less than 397 days tend to yield less than obligations of comparable quality having longer maturities. See "Valuation of Portfolio Securities" and "Fund Performance." Where obligations of greater than one year are used to secure the Back Bay Advisors Money Market Series' repurchase agreements, the repurchase agreements themselves will have very short maturities. If the disposition of a portfolio security results in a dollar-weighted average portfolio maturity in excess of 90 days, the Back Bay Advisors Money Market Series will invest its available cash in such a manner as to reduce its dollar-weighted average portfolio maturity to 90 days or less as soon as reasonably practicable.

  In seeking to provide the highest possible level of current income consistent with preservation of capital, the Back Bay Advisors Money Market Series may not necessarily invest in money market instruments paying the highest available yield at a particular time. The Back Bay Advisors Money Market Series, consistent with its investment objective, attempts to maximize income by engaging in portfolio trading and by buying and selling portfolio investments in anticipation of or in response to changing economic and money market conditions and trends. The Series may also invest to take advantage of what are believed to be temporary disparities in the yields of different segments of the high grade money market or among particular instruments within the same segment of the market. These policies, as well as the relatively short maturity of obligations to be purchased by the Series, may result in frequent changes in the Series' investment portfolio of money market instruments.

  The value of the securities in the Series' investment portfolio can be expected to vary inversely to changes in prevailing interest rates. Thus, if interest rates increase after a security is purchased, that security, if sold, might be sold at less than cost. Conversely, if interest rates decline after purchase, the security, if sold, might be sold at a profit. In either instance, if the security were held to maturity, no gain or loss would normally be realized as a result of these fluctuations. Substantial redemptions of shares of the Back Bay Advisors Money Market Series could require the sale of portfolio investments at a time when a sale might not be desirable.

                       MISCELLANEOUS INVESTMENT PRACTICES

  The following information relates to some of the certain investment practices in which certain Series may engage. The table indicates which Series may engage in each of these practices.


Practices                                                Series
---------                                                ------
Money Market Instruments                                 All Series

U.S. Government Securities                               All Series

Convertible Securities                                   Morgan Stanley International Magnum Equity Series
                                                         Alger Equity Growth Series
                                                         Capital Growth Series
                                                         Goldman Sachs Midcap Value Series
                                                         Loomis Sayles Balanced Series
                                                         Back Bay Advisors Managed Series
                                                         Salomon Brothers Strategic Bond Opportunities Series
                                                         Back Bay Advisors Bond Income Series

Reverse Repurchase Agreements and Dollar Rolls           Salomon Brothers Strategic Bond Opportunities Series
                                                         Salomon Brothers U.S. Government Series

Lending of Portfolio Securities                          Alger Equity Growth Series
                                                         Davis Venture Value Series
                                                         Goldman Sachs Midcap Value Series
                                                         Back Bay Advisors Managed Series
                                                         Salomon Brothers Strategic Bond Opportunities Series
                                                         Back Bay Advisors Bond Income Series
                                                         Salomon Brothers U.S. Government Series
                                                         Morgan Stanley International Magnum Equity Series

Privately-Issued Mortgage Securities                     Salomon Brothers Strategic Bond Opportunities Series
                                                         Salomon Brothers U.S. Government Series
                                                         Goldman Sachs Midcap Value Series

Asset-Backed Securities; Types of Credit Support         Goldman Sachs Midcap Value Series
                                                         Loomis Sayles Balanced Series
                                                         Salomon Brothers Strategic Bond Opportunities Series
                                                         Salomon Brothers U.S. Government Series

STRIPs                                                   Loomis Sayles Balanced Series
                                                         Salomon Brothers Strategic Bond Opportunities Series
                                                         Salomon Brothers U.S. Government Series

Stripped Mortgage Securities                             Salomon Brothers Strategic Bond Opportunities Series
                                                         Salomon Brothers U.S. Government Series
                                                         Loomis Sayles Balanced Fund

Swaps, Caps, Floors, Collars, Etc.                       Salomon Brothers Strategic Bond Opportunities Series
                                                         Goldman Sachs Midcap Value Series


Eurodollar Futures and Options                           Salomon Brothers Strategic Bond Opportunities Series
                                                         Salomon Brothers U.S. Government Series

High Yield/High Risk Foreign Sovereign Debt              Salomon Brothers Strategic Bond Opportunities Series
   Securities

Futures and Options                                      Morgan Stanley International Magnum Equity Series
                                                         Davis Venture Value Series
                                                         Goldman Sachs Midcap Value Series
                                                         Westpeak Growth and Income Series
                                                         Westpeak Stock Index Series
                                                         Loomis Sayles Balanced Series
                                                         Back Bay Advisors Managed Series
                                                         Salomon Brothers Strategic Bond Opportunities Series
                                                         Salomon Brothers U.S. Government Series

Options on Securities and Securities                     Goldman Sachs Midcap Value Series
Indices; Options on Foreign Contracts;
Futures Contracts and Options on
Futures Contracts; Options on Foreign
Currency

Foreign Currency Hedging Transactions                    Morgan Stanley International Magnum Equity Series
                                                         Davis Venture Value Series
                                                         Goldman Sachs Midcap Value Series
                                                         Salomon Brothers Strategic Bond Opportunities Series

Real Estate Investment Trusts                            Goldman Sachs Midcap Value Series

Emerging Markets                                         Goldman Sachs Midcap Value Series




Money Market Instruments  - Obligations of foreign branches of U.S. banks and
------------------------
other foreign securities are subject to risks of foreign political, economic and legal developments, which include foreign governmental restrictions adversely affecting payment of principal and interest on the obligations, foreign withholding and other taxes on interest income, and difficulties in obtaining and enforcing a judgment against a foreign branch of a domestic bank. With respect to bank obligations, different risks may result from the fact that foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks. For instance, such branches may not be subject to the types of requirements imposed on domestic banks with respect to mandatory reserves, loan limitations, examinations, accounting, auditing, recordkeeping and the public availability of information. Obligations of such branches will be purchased by the Series only when the Series' adviser or subadviser believes the risks are minimal.

  The following constitutes a description of the money market instruments which may be purchased by the Back Bay Advisors Money Market Series, and by any of the Series, some of which may only invest for temporary defensive purposes.

  U.S. Government Securities -- are bills, certificates of indebtedness, notes and bonds issued by agencies, authorities and instrumentalities of the U.S. Government. Some obligations, such as those issued by the U.S. Treasury, the Government National Mortgage Association, the Farmers' Home Administration and the Small Business Administration, are backed by the full faith and credit of the U.S. Treasury. Other obligations are backed by the right of the issuer to borrow from the U.S. Treasury or by the credit of the agency, authority or instrumentality itself. Such obligations include, but are not limited to, obligations issued by the Tennessee Valley Authority, the Bank for Cooperatives, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks and the Federal National Mortgage Association.

  Repurchase Agreements -- are agreements by which a Series purchases a security (usually a U.S. Government Security) and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Series the opportunity to earn a return on temporarily available cash at minimal market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the United States Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Series may be able to exercise rights with respect to the underlying security, including possible disposition of the security in the market. However, the Series may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Series seeks to enforce its rights thereto,
(b) possible reduced levels of income and lack of access to income during this period and (c) inability to enforce rights and the expenses involved in attempted enforcement.

   In addition, the Goldman Sachs Midcap Value Series, together with other registered investment companies managed by Goldman Sachs Asset Management or its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

   Certificates of Deposit -- are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified rate of return and are normally negotiable.

   Bankers' Acceptances -- are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

   Eurodollar Obligations -- are obligations of foreign branches of U.S. banks.

   Commercial Paper -- refers to promissory notes issued by corporations in order to finance their short-term credit needs. For a description of commercial paper ratings see Appendix A-1.

   U.S. Government Securities - The Series may invest in some or all of the
   --------------------------
following U.S. Government Securities, as well as in other types of securities issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities:

 . U.S. Treasury Bills - Direct obligations of the United States Treasury which are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the United States Government.

 . U.S. Treasury Notes and Bonds - Direct obligations of the United States Treasury issued in maturities that vary between one and 40 years, with interest normally payable every six months. These obligations are backed by the full faith and credit of the United States Government.

 . "Ginnie Maes" - Debt securities issued by a mortgage banker or other mortgagee which represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of up to 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Fund) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder (such as the Fund, which reinvests any prepayments) of Ginnie Maes along with regular monthly payments of principal and interest.

 . "Fannie Maes" - The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers.
Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

 . "Freddie Macs" - The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the United States Government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC's National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the United States Government.

  As described in the prospectus, U.S. Government Securities do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. Government Securities are generally lower than the yields available from corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government Securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Series' net asset value. Since the magnitude of these fluctuations will generally be greater at times when the Series' average maturity is longer, under certain market conditions, a Series may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

  Convertible Securities - The Series listed above may invest in convertible
  ----------------------
securities, including corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security.

  Reverse Repurchase Agreements and Dollar Roll Agreements - The Series may
  --------------------------------------------------------
enter into reverse repurchase agreements and dollar roll agreements with qualified institutions to seek to enhance returns.

  Reverse repurchase agreements involve sales by the Series of portfolio assets concurrently with an agreement by the Series to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Series continues to receive principal and interest payments on these securities.

  The Series may enter into dollar rolls in which the Series sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Series forgoes principal and interest paid on the securities. The Series is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

  The Series will establish a segregated account with its custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by the Series may decline below the price of the securities the Series has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Series' use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Series' obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls are considered borrowings by the Series.

  Lending of Portfolio Securities - The Series listed above may lend its
  -------------------------------
portfolio securities to broker-dealers under contracts calling for cash collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. (The Series (except the Salomon Brothers U.S. Government Series and the Goldman Sachs Midcap Value Series) at the present time have no intention to engage in the lending of portfolio securities.) The Series will continue to benefit from interest or dividends on the securities loaned and will also receive interest through investment of the cash collateral in short-term liquid investments, which may include shares of money market funds subject to any investment restriction described in the Prospectus. No loans will be made if, as a result, the aggregate amount of such loans outstanding at any one time would exceed 15% of the respective Series' total assets (taken at current value). Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event affecting the investment occurs, such loans will be called so that the securities may be voted by the Series. A Series pays various fees in connection with such loans, including shipping fees and reasonable custodian and placement fees.

  Privately-Issued Mortgage Securities - The Series listed above may invest in
  ------------------------------------
privately-issued pass through securities that provide for the monthly principal and interest payments made by individual borrowers to pass through to investors on a corporate basis, and in privately issued collateralized mortgage obligations ("CMOs"; see the general description under "Investment Risks" in the Prospectus). Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including mortgage bankers, commercial banks, investment banks, savings and loan associations and special purpose subsidiaries of the foregoing. Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. For a description of the types of credit enhancements that may accompany privately-issued mortgage securities, see "Types of Credit Support" below. A Series will not limit its investments to asset-backed securities with credit enhancements.

  Asset Backed Securities  As with mortgage securities, asset-backed securities
  -----------------------
are often backed by a pool of assets representing the obligation of a number of different parties and use similar credit enhancement techniques. For a description of the types of credit enhancement that may accompany privately-issued mortgage securities, see "Types of Credit Support" below. A Series will not limit its investments to asset-backed securities with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, many such securities are widely traded by brokers and dealers, and in such cases will not be considered illiquid securities for the purposes of the investment policy that limits a Series' investments in illiquid securities to 15% of net assets.

  Types of Credit Support - Mortgage securities and asset-backed securities are
  -----------------------
often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and
(ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A Series will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

  The ratings of mortgage securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

  Examples of credit support arising out of the structure of the transaction include "senior subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal and interest, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

  STRIPs - In addition to the U.S. Government securities discussed above, the
  ------
Series listed above may invest in separately traded interest components of securities issued or guaranteed by the United States Treasury. The interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPs"). Under the STRIPs program, the interest components are individually numbered and separately issued by the United States Treasury at the request of depository financial institutions, which then trade the component parts independently.

  Stripped Mortgage Securities - Stripped mortgage securities are derivative
  ----------------------------
multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities in which the Series invests. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.

  Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive not only to changes in prevailing interest rates but also the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Series' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Series may fail to fully recoup its initial investment in these securities even if the securities are rated in a top rating category.

  As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of other mortgage securities, like other debt instruments, will tend to move in the opposite direction of interest rates. Accordingly, investing in IOs, in conjunction with the other mortgage securities described herein, may reduce fluctuations in a Series' net asset value.

  In addition to the stripped mortgage securities described above, the Series listed above may invest in similar securities such as "Super POs," "Levered IOs" and "IOettes," all of which are more volatile than conventional POs or IOs. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. The Series may also invest in other similar instruments developed in the future that are deemed consistent with the investment objectives, policies and restrictions of the Series.

  Under the Internal Revenue Code of 1986, as amended (the "Code"), POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the portfolio.

  Swaps, Caps, Floors, Collars, Etc. - The Series listed above may enter into
  ----------------------------------
interest rate, currency and index swaps, the purchase or sale of related caps, floors and collars and other derivatives. A Series will enter into these transactions primarily to seek to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a portfolio anticipates purchasing at a later date. A Series will use these transactions for non-speculative purposes and will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Series with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). The purchase of an interest rate cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling the interest rate floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values. A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference currencies.

  A Series will usually enter into interest rate swaps on a net basis, that is, two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the portfolio receiving or paying, as the case may be, only the net amount of the two payments. To the extent that a Series maintains in a segregated account with its custodian liquid assets sufficient to meet its obligations under swaps, caps, floors, collars and other similar derivatives (see below) these investments will not constitute senior securities under the Investment Company Act of 1940 (the "1940 Act"), as amended, and, thus, will not be treated as being subject to the Series' borrowing restrictions. A Series will not enter into any swap, cap, floor, collar or other derivative transaction unless the counterparty is deemed creditworthy by that Series' subadviser. If a counterparty defaults, the Series may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, for that reason, they are less liquid than swaps.

  The liquidity of swap agreements will be determined by a Series' subadviser based on various factors, including (1) the frequency of trades and quotations,
(2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset a portfolio's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed to be within the 15% restriction on investments in securities that are not readily marketable.

  Each Series will maintain cash and appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a Series enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Series' accrued obligations under the swap agreement over the accrued amount the Series is entitled to receive under the agreement. If a Series enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Series' accrued obligations under the agreement.

  Eurodollar Futures and Options - The Series listed above may make investments
  ------------------------------
in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Series might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

  High Yield/High Risk Foreign Sovereign Debt Securities - The Series listed
  ------------------------------------------------------
above may invest in the sovereign debt of foreign countries which have issued or have announced plans to issue Brady Bonds, and expect that a substantial portion of their investments in sovereign debt securities will consist of Brady Bonds. Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by then U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund (the "IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued bonds (Brady Bonds). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's economic growth and development. Investors should recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. Investors should recognize that Brady Bonds have been issued only recently, and accordingly do not have a long payment history.

  Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, a Series will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. A Series may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

Futures and Options
-------------------

  Futures Contracts. A futures contract is an agreement between two parties to buy and sell a commodity or financial instrument (e.g., an interest-bearing security, a currency or, in the case of futures contracts on the S&P 500 Index, the value of the basket of securities comprising the Index) for a specified price on a specified future date. In the case of futures on an index, the seller and buyer agree to settle in cash, at a future date, based on the difference in value of the contract between the date it is opened and the settlement date. The value of each contract is equal to the value of the index from time to time multiplied by a specified dollar amount. For example, long-term municipal bond index futures trade in contracts equal to $1000 multiplied by the Bond Buyer Municipal Bond Index.

  When a trader, such as a Series, enters into a futures contract, it is required to deposit with (or for the benefit of) its broker, as "initial margin," an amount of cash or short-term high-quality securities (such as U.S. Treasury Bills) equal to approximately 2% to 20% of the delivery or settlement price of the contract (depending on applicable exchange rules). Initial margin is held to secure the performance of the holder of the futures contract. As the value of the contract changes, the value of futures contract positions increases or declines. At the end of each trading day, the amount of such increase or decline is received or paid respectively by and to the holders of these positions. The amount received or paid is known as "variation margin" or "maintenance margin." A Series with a long position in a futures contract will establish a segregated account with the Series' custodian containing liquid assets equal to the purchase price of the contract (less any margin on deposit). For short positions in futures contracts, a Series will establish a segregated account with the custodian with liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments or currency underlying the futures contracts.

  Although futures contracts by their terms may require actual delivery and acceptance of securities, in most cases the contracts are closed out before settlement. Closing out a futures sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and with the same delivery date. Similarly, the closing out of a futures purchase is effected by the purchaser selling an offsetting futures contract.

  Gain or loss on a futures position is equal to the net variation margin received or paid over the time the position is held, plus or minus the amount received or paid when the position is closed, minus brokerage commissions.

  The Westpeak Stock Index Series may purchase and sell futures contracts on the S&P 500 Index solely for the purpose of reducing the risk of tracking error arising from holding cash from new investments in the Series or in anticipation of shareholder redemptions. The Back Bay Advisors Managed Series may purchase and sell futures contracts on interest-bearing securities or indices thereof, or on indices of stock prices (such as the S&P 500 Index), to increase or decrease its portfolio exposure to common stocks or to increase or decrease its portfolio exposure to notes and bonds. The Westpeak Growth and Income Series may engage in transactions in futures contracts solely for the purpose of maintaining full exposure of the portfolio to the movements of broad equity markets at times when the Series holds a cash position pending investment in stocks or in anticipation of redemptions.

  Options. An option on a futures contract obligates the writer, in return for the premium received, to assume a position in a futures contract (a short position if the option is a call and a long position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option generally will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying contract, the remaining term of the option, supply and demand and interest rates. Options on futures contracts traded in the United States may only be traded on a United States board of trade licensed by the Commodity Futures Trading Commission.

  An option on a security entitles the holder to receive (in the case of a call option) or to sell (in the case of a put option) a particular security at a specified exercise price. An "American style" option allows exercise of the option at any time during the term of the option. A "European style" option allows an option to be exercised only at the end of its term. Options on securities may be traded on or off a national securities exchange.

  A call option on a futures contract written by a Series is considered by the Series to be covered if the Series owns the security subject to the underlying futures contract or other securities whose values are expected to move in tandem with the values of the securities subject to such futures contract, based on historical price movement volatility relationships. A call option on a security written by a Series is considered to be covered if the Series owns a security deliverable under the option. A written call option is also covered if the Series holds a call on the same futures contract or security as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Series in liquid assets in a segregated account with its custodian.

  A put option on a futures contract written by a Series, or a put option on a security written by a Series, is covered if the Series maintains cash, U.S. Treasury bills or other high-grade liquid debt obligations with a value equal to the exercise price in a segregated account with the Series' custodian, or else holds a put on the same futures contract (or security, as the case may be) as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

  If the writer of an option wishes to terminate its position, it may effect a closing purchase transaction by buying an option identical to the option previously written. The effect of the purchase is that the writer's position will be canceled. Likewise, the holder of an option may liquidate its position by selling an option identical to the option previously purchased.

  Closing a written call option will permit the Series to write another call option on the portfolio securities used to cover the closed call option.
Closing a written put option will permit the Series to write another put option secured by the segregated cash, U.S. Treasury bills or other high-grade liquid obligations used to secure the closed put option. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any futures contract or securities subject to the option to be used for other Series investments. If a Series desires to sell particular securities covering a written call option position, it will close out its position or will designate from its portfolio comparable securities to cover the option prior to or concurrent with the sale of the covering securities.

  The Series will realize a profit from closing out an option if the price of the offsetting position is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Series will realize a loss from closing out an option transaction if the price of the offsetting option position is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the covering securities, any loss resulting from the closing of a written call option position is expected to be offset in whole or in part by appreciation of such covering securities.

  Since premiums on options having an exercise price close to the value of the underlying securities or futures contracts usually have a time value component (i.e. a value that diminishes as the time within which the option can be exercised grows shorter) an option writer may profit from the lapse of time even though the value of the futures contract (or security in some cases) underlying the option (and of the security deliverable under the futures contract) has not changed. Consequently, profit from option writing may or may not be offset by a decline in the value of securities covering the option. If the profit is not entirely offset, the Series will have a net gain from the options transaction, and the Series' total return will be enhanced. Likewise, the profit or loss from writing put options may or may not be offset in whole or in part by changes in the market value of securities acquired by the Series when the put options are closed.

  An over-the-counter option (an option not traded on a national securities exchange) may be closed out only with the other party to the original option transaction. While a Series will seek to enter into over-the-counter options only with dealers who agree to or are expected to be capable of entering into closing transactions with the Series, there can be no assurance that the Series will be able to liquidate an over-the-counter option at a favorable price at any time prior to its expiration. Accordingly, the Series might have to exercise an over-the-counter option it holds in order to realize any profit thereon and thereby would incur transactions costs on the purchase or sale of the underlying assets. If the Series cannot close out a covered call option written by it, it will not be able to sell the underlying security until the option expires or is exercised. Furthermore, over-the-counter options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organization.

  The staff of the Securities and Exchange Commission (the "SEC") has taken the position that over-the-counter options on U.S. Government Securities and the assets used as cover for written over-the-counter options on U.S. Government Securities should generally be treated as illiquid securities. However, if a dealer recognized by the Federal Reserve Bank of New York as a "primary dealer" in U.S. Government Securities is the other party to an option contract written by a mutual fund such as a Series, and such Series has the absolute right to repurchase the option from the dealer at a formula price established in a contract with the dealer, the SEC staff has agreed that the Series only needs to treat as illiquid that amount of the "cover" assets equal to the amount by which
(i) the formula price exceeds (ii) any amount by which the market value of the securities subject to the options exceeds the exercise price of the option (the amount by which the option is "in-the-money").

  Risks Related to Futures and Options. The use of futures contracts and options involves risks. One risk arises because of the imperfect correlation between movements in the price of futures contracts or options and movements in the price of the underlying securities or index. The Series' use of futures contracts or options will not be fully effective unless the Series can compensate for such imperfect correlation. There is no assurance that the Series will be able to effect such compensation.

  The correlation between the price movement of a futures contract or option and the related security (or index) may be distorted due to differences in the nature of the markets. If the price of the futures contract or option moves more than the price of the security or index, the Series would experience either a loss or a gain on the future or option that is not completely offset by movements in the price of the security or index. In an attempt to compensate for imperfect price movement correlations, a Series may purchase or sell futures contracts or options in a greater amount than the related securities or index position if the volatility of the related securities or index is historically greater than the volatility of the futures contracts or options. Conversely, the Series may purchase or sell fewer contracts or options if the volatility of the price of the securities or index is historically less than that of the contracts or options.

  There are many reasons why changes in the values of futures contracts or options may not correlate perfectly with changes in the value of the underlying security of index. For example, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index and futures markets. Secondly, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. In addition, trading hours for index futures or options may not correspond perfectly to hours of trading on the exchange where the underlying securities trade. This may result in a disparity between the price of futures or options and the value of the underlying security or index due to the lack of continuous arbitrage between the futures or options price and the value of the underlying security or index. Hedging transactions using securities indices also involve the risk that movements in the price of the index may not correlate with price movements of the particular portfolio securities being hedged (since a Series will typically not own all of the securities included in a particular index.)

  Price movement correlation also may be distorted by the limited liquidity of certain futures or options markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in futures contracts or options because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instance, futures and options market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market generally enhances its liquidity. Nonetheless, speculative trading spreads between futures markets may create temporary price distortions unrelated to the market in the underlying securities.

  Positions in futures contracts and related options are established or closed out only on an exchange or board of trade regulated by the Commodity Futures Trading Commission. There is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. The liquidity of markets in futures contracts may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures price during a single trading day. Once the daily limit has been reached in a contract, no trades may be entered into at a price beyond the limit, which may prevent the liquidation of open futures positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, the Series would continue to be required to make daily cash payments of variation margin. However, if futures or options are used to hedge portfolio securities, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.

  An exchange-traded option may be closed out only on a national securities or commodities exchange which generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option, with the result that the Series would have to exercise the option in order to realize any profit. If the Series that has written an option is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not at all times be adequate to handle current trading volume or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

  Because the specific procedures for trading foreign futures and options on futures exchanges are still evolving, additional or different margin requirements as well as settlement procedures may be applicable to foreign futures and options at the time the Series purchases foreign futures or options.

  The successful use of transactions in futures and options depends in part on the ability of the Series to forecast correctly the direction and extent of interest rate or securities price movements within a given time frame. To the extent interest rates or securities prices move in a direction opposite to that anticipated, a Series may realize a loss that is not fully or partially offset by an increase in the value of portfolio securities. In addition, whether or not interest rates or securities prices move during the period that the Series holds futures or options positions, the Series will pay the cost of taking those positions (i.e., brokerage costs). As a result, the Series' total return for such period may be less than if it had not engaged in the futures or option transaction.

  Future Developments. The above discussion relates to the Series' proposed use of futures contracts, options and options on futures contracts currently available. The relevant markets and related regulations are still in the developing stage. In the event of future regulatory or market developments, the Series may also use additional types of futures contracts or options and other similar or related investment techniques.

Options on Securities and Securities Indices; Options on Foreign Contracts; Futures Contracts and Options on Futures Contracts; Options on Foreign currency.
-------------------------------------------------------------------------------

                            [Disclosure to Follow]

  Foreign Currency Hedging Transactions - To protect against a change in the
  -------------------------------------
foreign currency exchange rate between the date on which a Series contracts to purchase or sell a security that settles in a foreign currency and the settlement date for the purchase or sale, or to "lock in" the equivalent of a dividend or interest payment in another currency, the Series might purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate. If conditions warrant, a Series may also enter into contracts with banks or broker-dealers to purchase or sell foreign currencies at a future date ("forward contracts"). The Series will maintain cash or high-quality debt obligations in a segregated account with the custodian in an amount at least equal to (i) the difference between the current value of the Series' liquid holdings that settle in the relevant currency and the Series' outstanding net obligations under currency forward contracts in that currency, or (ii) the current amount, if any, that would be required to be paid to enter into an offsetting forward currency contract which would have the effect of closing out the original forward contract. The Series' use of currency hedging transactions may be limited by tax considerations. The Series may also purchase or sell foreign currency futures contracts traded on futures exchanges. Foreign currency futures contract transactions involve risks similar to those of other futures transactions. See "Futures and Options," above.

  Real Estate Investment Trusts ("REITs") - REITs are pooled investment vehicles
  ---------------------------------------
which invest primarily in investment in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Series, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Internal Revenue Code. The Goldman Sachs Midcap Value Series will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Series.

  Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Internal Revenue Code requires), and are subject to the risk of financing projects. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from tax for distributed income under the Internal Revenue Code and failing to maintain their exemption from the Investment Company Act of 1940. REITs, and mortgage REITs in particular, are also subject to interest rate risk.

 . Emerging Markets
   ----------------
Investing in the securities of issuers in emerging countries involves risks in addition to those discussed in the Prospectus. The Goldman Sachs Midcap Value Series may invest up to 15% of its total assets in securities of issuers in emerging countries. Emerging countries are generally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. The Series' purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Series, the subadvisor, its affiliates and their respective clients and other service providers. The Series may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Series. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for
governmental consents.   Due to restrictions on direct investment in equity
securities in certain Asian countries, such as Taiwan, it is anticipated that the Series may invest in such countries only through other investment funds in such countries. See "Investment Company Securities."

Many emerging countries may be subject to a greater degree of economic, political and social instability than is the case in Western Europe, the United States, Canada, Australia, New Zealand and Japan. Many emerging countries do not have fully democratic governments. For example, governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some Asian and other emerging countries. Unanticipated political or social developments may affect the value of Series' investments. Investing in merging countries involves the risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. Economies in individual emerging countries may differ favorably or unfavorably from the U. S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging countries have experienced currency devaluations and substantial and, in some cases, extremely high rates of inflation, which have a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. The Series' investments in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such countries to the Series. Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve the Series' delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Series to value its portfolio securities and could cause the Series to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Series' has delivered or the Series' inability to complete its contractual obligations.

Currently, there is no market or only a limited market for many of the management techniques and instruments with respect to the currencies and securities markets of the emerging countries. Consequently, there can be no assurance that suitable instruments for hedging currency and market-related risks will be available at the times when the Series' wishes to use them.

                       DETERMINATION OF NET ASSET VALUES

  As described in the text of the Prospectus following the caption "Net Asset Values and Portfolio Valuation," the value of each Series' portfolio assets is determined by that Series' adviser (subadviser, in the case of Series that have a subadviser). The net asset value of each Series' shares is determined as of the close of regular trading on the New York Stock Exchange on each day the New York Stock Exchange is open and there is a sufficient degree of trading in a Series' portfolio securities that the current net asset value of a Series' shares is materially affected. The New York Stock Exchange is currently expected to be closed on weekend days and on the following holidays each year:
New Year's Day, Martin Luther King Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Expenses of each Series are paid or accrued each day.

All Series (other than the Back Bay Advisors Money Market  Series)

  As described in the text of the Prospectus following the caption "Net Asset Values and Portfolio Valuation," each Series other than the Back Bay Advisors Money Market Series values its securities in the same manner, as set forth below.

Equity Securities

  Equity securities traded on a national securities exchange or exchanges or the NASDAQ National Market System are valued at their last sale price on the principal exchange or system, as appropriate. Each security traded on a national securities exchange or exchanges on the NASDAQ National Market System for which there is no reported sale during the day, and each over-the-counter security is valued, at the last reported bid price. Other securities for which current market quotations are not readily available (including restricted securities, if any) and all other assets are taken at fair value as determined in good faith by the Series' adviser or Sub-adviser acting under the supervision of the Board of Trustees, although the actual calculations may be made by a pricing service selected by the Series' adviser or Sub-adviser acting pursuant to the direction of the Board. Such valuations are determined by using methods based on market transactions for comparable securities and on various relationships between securities which are generally recognized by institutional traders.

Fixed-Income Securities

  Fixed-income Securities (other than short term obligations maturing in 60 days or less, which are valued using the amortized cost method, which approximates market value), are valued on the basis of market valuations furnished by a pricing service selected by the Series' adviser or sub-adviser, pursuant to the authorization of the Board of Trustees. The pricing service employed will be one that determines valuations of normal institutional-sized trading units of long-term debt securities. Such valuations are determined by using methods based on market transactions for comparable securities and on various relationships between securities which are generally recognized by institutional traders. Other securities for which current market quotations are not available are valued at fair value as determined in good faith by the Series' adviser or sub-adviser acting under the supervision of the Board of Trustees, although the actual calculations may be made by a pricing service selected by the Series' adviser or sub-adviser acting pursuant to the direction of the Board.

Back Bay Advisors Money Market Series

  As described in the text of the Prospectus following the caption "Net Asset Values and Portfolio Valuation," the portfolio of the Back Bay Advisors Money Market Series will be valued at amortized cost. Under the amortized cost method of valuation, securities are valued at cost on the date of purchase. Thereafter the values of securities purchased at a discount or premium are increased or decreased incrementally each day so that at maturity the purchase discount or premium is fully amortized and the value of the security is equal to its principal amount. Due to fluctuations in interest rates, the amortized cost value of the securities of the Back Bay Advisors Money Market Series may at times be more or less than their market value.

  By using amortized cost valuation, the Back Bay Advisors Money Market Series seeks to maintain a constant net asset value of $100 per share despite minor shifts in the market value of its portfolio securities. The yield on a shareholder's investment may be more or less than that which would be recognized if the net asset value per share of the Back Bay Advisors Money Market Series were not constant and were permitted to fluctuate with the market value of the portfolio securities of the Back Bay Advisors Money Market Series. However, as a result of the following procedures, the Fund believes any difference will normally be minimal. Quarterly, the Trustees monitor the deviation between the net asset value per share of the Back Bay Advisors Money Market Series as determined by using available market quotations and its amortized cost price per share. Back Bay Advisors makes such comparisons at least weekly and will advise the Trustees promptly in the event of any significant deviation. If the deviation exceeds 1/2 of 1% for the Back Bay Advisors Money Market Series, the Board of Trustees will consider what action, if any, should be initiated to provide fair valuation of the portfolio securities of the Back Bay Advisors Money Market Series and prevent material dilution or other unfair results to shareholders. Such action may include selling portfolio securities prior to maturity; withholding dividends; or utilizing a net asset value per share as determined by using available market quotations.

                               FUND PERFORMANCE

Calculations of Yield and Return
--------------------------------

  Yield of the Back Bay Advisors Bond Income Series, the Salomon Brothers U.S.
  ----------------------------------------------------------------------------
Government Series and the Salomon Brothers Strategic Bond Opportunities Series.
------------------------------------------------------------------------------
As summarized in the Prospectus under the caption "Performance Information," the yield of each of these Series will be computed in accordance with the SEC's standardized formula by annualizing net investment income per share for a recent 30-day period and dividing that amount by a share's net asset value (reduced by any earned income expected to be declared shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed-income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities.

  These Series' yield will vary from time to time depending upon market conditions, the composition of the Series' portfolio and the operating expenses of the Series. These factors and possible differences in the methods used in calculating yield should be considered when comparing the Back Bay Advisors Bond Income Series' yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Series' shares and to the relative risks associated with the investment objectives and policies of the Series. Yield information may be useful in reviewing such Series' performance and providing a basis for comparison with other investment alternatives, although the yields of the Series do not take into account any of the fees imposed in connection with the purchase of variable life insurance policies or variable annuity contracts offered by New England Life Insurance Company ("NELICO") or Metropolitan Life Insurance Company ("MetLife"). Yield may be stated with or without giving effect to any expense limitations in effect for the Series.

  At any time in the future, yields may be higher or lower than past yields and there can be no assurance that any historical results will continue.

  Investors are specifically advised that share prices, expressed as the net asset value per share, will vary just as yields will vary. An investor's focus on the yield of a Series to the exclusion of consideration of the share price may result in the investor's misunderstanding the total return he or she may derive from the Series.

  Yield of the Back Bay Advisors Money Market Series.  The Back Bay Advisors
  --------------------------------------------------
Money Market Series' yield represents the net change, exclusive of capital changes, in the value of a hypothetical account having a balance of one share at the beginning of the period for which yield is determined (the "base period"). Current yield for the base period (for example, seven calendar days) is calculated by dividing (i) the net change in the value of the account for the base period by (ii) the number of days in the base period. The resulting number is then multiplied by 365 in order to determine such net change on an annualized basis. This amount is divided by the value of the account as of the beginning of the base period, normally $100, in order to state the current yield as a percentage. Yield may also be calculated on an "effective" or a "compound" basis, which assumes continual reinvestment throughout an entire year of net income earned at the same rate as net income is earned by the account for the base period. Yield is calculated without regard to realized and unrealized gains and losses. The yield of the Back Bay Advisors Money Market Series will vary depending on prevailing interest rates, the operating expenses of the Series and the quality, maturity and type of instruments held in the portfolio of that Series. Yield information may be useful in reviewing such Series' performance and providing a basis for comparison with other investment alternatives, although the yield of the Back Bay Advisors Money Market Series does not take into account any of the fees imposed in connection with the purchase of variable insurance policies or variable annuity contracts offered by NELICO or MetLife. However, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time, money market fund yields fluctuate. Consequently no yield quotation should be considered as representative of what the yield of the Back Bay Advisors Money Market Series may be for any specified period in the future.

  Calculation of Total Return.  As summarized in the Prospectus under the
  ---------------------------
heading "Performance Information," total return is a measure of the change in value of an investment in a Series over the period covered, which assumes that any dividends or capital gain distributions are automatically reinvested in the Series rather than paid to the investor in cash. Total return may be higher or lower than past performance and there can be no assurance that any historical results will continue.

  The formula for total return used by a Series includes three steps: (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in a Series all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been automatically reinvested; (2) calculating the value of the hypothetical initial investment as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; and (3) dividing this account value for the hypothetical investor by the amount of the initial investment and annualizing the result for periods of less than one year. Total return reflects the bearing or deferral of certain expenses by New England Mutual Life Insurance Company ("The New England") or TNE Advisers, Inc.. Total return would be lower for these Series if these expense arrangements had not been in effect. Total return does not reflect charges assessed against the insurance company separate accounts or the variable life insurance or variable annuity products for which the Fund serves as an investment vehicle. Total return may be stated alone or may be accompanied by investment return information for those separate accounts or the variable life insurance or variable annuity products.

Performance Comparisons
-----------------------

  Yield and Total Return.  Each Series may, from time to time, include its total
  ----------------------
return in advertisements or in other written information furnished to present and prospective owners of the variable life insurance and variable annuity contracts supported by the Fund. The Back Bay Advisors Bond Income Series, the Salomon Brothers U.S. Government Series, the Salomon Brothers Strategic Bond Opportunities Series and the Back Bay Advisors Money Market Series may, from time to time, also include their yield in such advertisements or other written information. These results may include comparisons to the yields of money market funds reporting to IBC/Donoghue's Money Fund Report ("Donoghue's Report"). In addition, each Series may, from time to time, provide a ranking of such performance figures relative to similar figures for mutual funds whose performance has been monitored by Lipper Analytical Services, Inc. ("Lipper"). Performance information about a Series is based on the Series' past performance and is not intended to indicate future performance.

  Donoghue's Report is an independent service that collects data from over 1,000 money market funds weekly and reports on the assets, 7- and 30-day yields, 12-month yields, average maturities and portfolio breakdowns of such funds. 12-month yields represent total return assuming reinvestment of dividends for up to one year.

  Lipper is an independent service that monitors the performance of over 750 variable annuity and variable life mutual funds, calculates total return and, in some cases, yield for such funds.

  Total return (and yield in the case of the Back Bay Advisors Bond Income Series, the Back Bay Advisors Money Market Series, the Salomon Brothers U.S. Government Series and the Salomon Brothers Strategic Bond Opportunities Series) may also be used to compare the performance of a Series against certain widely acknowledged standards or indices for stock and bond market performance, including, but not limited to, the S&P 500 Index, the Dow Jones Industrial Average, the Lehman Government/Corporate Bond Index, the Lehman Intermediate Government/Corporate Bond Index, the S&P/BARRA Growth Index, the S&P/BARRA Value Index, the Lipper Variable Balanced Fund Average, the Lipper Variable Growth and Income Average, the Lipper Variable A-Rated Corporate Bond Fund Average, the Lipper Variable Flexible Portfolio Fund Average, the Lipper Variable General Bond Fund Average, the Lipper Variable Growth Fund Average, the Lipper Variable International Fund Average, the Lipper Variable Intermediate Investment Grade Debt Fund Average, the Lipper

Variable Small Company Fund Average, the Lipper Variable S&P 500 Index Fund Average, the Lipper Variable U.S. Mortgage and GNMA Fund Average, the Russell 2000 Index, the Russell Midcap Index, the Lehman Brothers Aggregate Bond Index, the Lehman Brothers Intermediate Government Bond Index and the Morgan Stanley Capital International Europe, Australia, Far East Index, or against the U.S. Bureau of Labor Statistics' Consumer Price Index.

  The S&P 500 Index is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 Index is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 385 industrial, 15 transportation, 55 financial services and 45 utilities concerns.

  The Dow Jones Industrial Average ("DJIA") is a market value-weighted and unmanaged index of 30 large industrial stocks traded on the New York Stock Exchange.

  The Lehman Government/Corporate Bond Index is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1.3 trillion. To be included in the Lehman Government/Corporate Bond Index, an issue must have amounts outstanding in excess of $1 million, have at least one year to maturity and be rated "Baa" or higher ("investment grade") by a nationally recognized rating agency.

  The Lehman Intermediate Government/Corporate Bond Index is an unmanaged index of investment grade bonds issued by the U.S. Government and U.S. corporations having maturities between one and ten years.

  The Consumer Price Index, published by the U.S. Bureau of Labor Statistics, is a statistical measure of changes, over time, in the prices of goods and services in major expenditure groups.

  The S&P/BARRA Growth Index is an unmanaged index of more than 150 large capitalization stocks that have high historical earnings growth and predicted above average earnings growth. The S&P/BARRA Value Index is an unmanaged index of more than 300 large capitalization stocks characterized by low price-to-book ratios, high yield and low price-to-earnings ratios. Both the S&P/BARRA Growth Index and the S&P/BARRA Value Index are compiled by BARRA.

  The Lipper International Fund Index is an index of 30 international funds which are determined to reflect the general movement of the entire universe of international funds tracked by Lipper Analytical Services.

  The Lipper Variable Balanced Fund Average is a measure of the performance of the largest open-end balanced mutual funds.

  The Lipper Variable Growth and Income Average represents a grouping of funds underlying annuity products which have growth and income as their investment objectives.

  The Lipper Variable A-Rated Corporate Bond Fund Average is an average of the total return performance (calculated on net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services.

  Lipper Variable Flexible Portfolio Fund Average is an average of the total return performance (calculated on net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services.

  The Lipper Variable General Bond Fund Average is an average of the total return performance (calculated on net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services.

  Lipper Variable Growth Fund Average is an average of the total return performance (calculated on net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services.

  The Lipper Variable International Fund Average is an average of the total return performance (calculated on net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services.

  The Lipper Variable Intermediate Investment Grade Debt Fund Average is an average of the total return performance (calculated on net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services.

  The Lipper Variable Small Company Fund Average is an average of the total return performance (calculated on net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services.

  The Lipper Variable S&P 500 Index Fund Average is an average of the total return performance (calculated on net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services.

  The Lehman Brothers Aggregate Bond Index is an index which includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds, and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC.

  The Lehman Brothers Intermediate Government Bond Index is an index which includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations having maturities of one to ten years.

  The Russell 2000 Index is an unmanaged index which consists of 2000 small market capitalization stocks having an average market cap of $160 million.

  The Russell Midcap Index is an unmanaged index which consists of 800 of the smallest companies in the Russell 1000 Index. The Russell 1000 Index represents the largest 1000 U.S. companies.

  The Morgan Stanley Capital International Europe, AustralAsia, Far East Index is an arithmetical average (weighted by market value) of the performance (in U.S. dollars) of over 1,000 companies representing the stock markets of Europe, Australia, New Zealand and the Far East.

  From time to time, articles about a Series regarding performance, rankings and other Series characteristics may appear in national publications including, but not limited to, the Wall Street Journal, Forbes, Fortune, CDA Investment Technologies and Money Magazine (see Appendix B). In particular, some or all of these publications may publish their own rankings or performance reviews of mutual funds, including the Fund. References to or reprints or portions of reprints of such articles, which may be include rankings that list the names of other funds and their performance, may be used as Fund or variable contract sales literature or advertising material.

  The following table presents certain total return information for certain Series and certain indexes and averages for periods ended December 31, 1997:




                                                                                  5-Year           10-Year
                                                                                 Average           Average
                                                                                  Annual            Annual
                           Total Return   Total Return   Total Return For      Total Return      Total Return
                             For The     For the 5-Year    the 10-Year        for the period    for the period
                            Year Ended    Period Ended     Period Ended           ended             ended
                               12/31/97        12/31/97      12/31/97            12/31/97          12/31/97
                           ------------  --------------  ------------------  --------------  -------------------
Loomis Sayles Small Cap
Series

Morgan Stanley
 International
Magnum Equity Series(a)

Alger Equity Growth
Series

Capital Growth
Series

Davis Venture Value
Series

Goldman Sachs Midcap
Value Series(b)

Westpeak Growth and
Income Series

Westpeak Stock
Index Series

Loomis Sayles Balanced
Series

Back Bay Advisors
Managed Series

Salomon Brothers
 Strategic
Bond Opportunities Series

Back Bay Advisors Bond
Income Series

Salomon Brothers
U.S. Government Series

Back Bay Advisors
Money Market Series

S & P 500

Lehman Government/
Corporate Index

Consumer Price Index

DJIA

(a) On May 1, 1997, Morgan Stanley Asset Management Inc. succeeded Draycott Partners, Ltd. as subadviser to the Morgan Stanley International Magnum Equity Series.

(b) On May 1, 1998 Golman Sachs Asset Management succeeded Loomis, Sayles & Company, L. P. as subadviser to the Goldman Sachs Midcap Value Series.


     No brokerage commissions or other fees were factored into the values of the S&P 500, which is an index of an unmanaged group of common stocks. No adjustments have been made for a shareholder's tax liability on dividends and capital gains distributions.

     Since commencing operations on May 1, 1994, the Loomis Sayles Small Cap Series has made the following distributions of income: on 12/28/94 $0.15 per share; on 12/29/95 $0.78 per share and on 9/16/96 $0.036 and on 12/31/96 $1.03 per share. Over the same period, the Loomis Sayles Small Cap Series had made the following distributions of realized capital gains: none on 12/28/94; on 12/29/95 $4.81 per share; on 9/16/96 $0.9580 and on 12/31/96 $8.60 per share; on 12/--/97
$---- per share.

     Since commencing operations on October 31, 1994, the Morgan Stanley International Magnum Equity Series has made the following distributions of income: on 12/28/94 $ 0.02 per share; on 12/29/95 $0.12 per share; on 12/31/96
$0.015 per share; on 12/--/97 $---- per share. Over the same period, the Morgan Stanley International Magnum Equity Series has made the following distributions of realized capital gains: on 12/28/94, 12/29/95, 12/31/96, and 12/31/97 no realized capital gains paid-in capital of $0.01, none and $0.16, respectively.

     Since commencing operations on October 31, 1994, the Alger Equity Growth Series has made the following distributions of income: on 12/28/94 $0.02 per share; on 12/29/95 $0.01 per share, on 12/31/96 $0.027 per share, and on 12/--
/97 $-.-- per share.. Over the same period, the Alger Equity Growth Series has made the following distributions of realized capital gains: on 12/28/94 no realized capital gains; on 12/29/95 $0.41 per share; no realized capital gains on 12/31/96, and -- realized capital gains on 12/--/97.

     Since inception, the Capital Growth Series has made the following distributions of income: on 1/20/84 $0.21 per share; on 1/25/85 $1.12 per share; on 1/24/86 $0.90 per share; on 1/23/87 $0.44 per share; on 12/31/87 $0.66 per share; on 12/29/88 $9.55 per share; on 9/14/89 $0.13 per share; on 12/29/89
$2.59 per share; on 12/28/90 $2.11 per share; on 12/27/91 $3.22 per share; on
12/29/92 $4.07; on 12/29/93 $2.18 per share; on 12/28/94 $5.15 per share; on
12/29/95 $3.48 and on 9/16/96 $0.012 per share; on 12/31/96 $3.07 per share.
Over the same period, the Capital Growth Series has made the following distributions of realized capital gains: on 1/20/84, $0.49 per share; on 1/24/86 $45.74 per share; on 1/23/87, $122.84 per share; on 12/31/87, $19.59 per share;
on 1/28/88, $0.30 per share; on 12/28/90, none; on 12/27/91, $32.37 per share;
on 12/31/92, none;  on 12/29/93 $16.75 per share; on 7/22/94 $0.41 per share; on
12/28/94 $8.92 per share; on 12/29/95 $52.58 per share; on 9/16/96, $8.339 and on 12/31/96, $13.94 per share; ; and on 12/--/97 $---- per share..

     Since commencing the sale of shares on April 30, 1993, the Goldman Sachs Midcap Value Series has made the following distributions of income: on 12/29/93, $0.175 per share; on 12/28/94, $0.60 per share; on 12/29/95, $0.40 per share and on 9/16/96, $0.016 and on 12/31/96, $0.10 per share; and on 12/--/97 $----
per share. Over the same period, the Goldman Sachs Midcap Value Series has made the following distributions of realized capital gains: on 12/29/93, $0.885 per share; on 12/28/94, none; on 12/29/95, $4.15 per share and on 9/16/96, $2.082 and on 12/31/96, $7.335 per share; and on 12/--/97 $---- per share.

     Since commencing operations on October 31, 1994, the Davis Venture Value Series has made the following distributions of income: on 12/28/94 $0.03 per share; on 12/29/95 $0.10 per share and on 9/16/96 $0.002 and on

12/31/96 $0.125 per share; and on 12/--/97 $---- per share. Over the same period, the Series has made the following distributions of realized capital gains: on 12/28/94 no realized capital gains; on 12/29/95 $0.20 per share and on 9/16/96 $0.018 and on 12/31/96 $0.25 per share; and on 12/--/97 $---- per share.

     Since commencing the sale of shares on April 30, 1993, the Westpeak Growth and Income Series has made the following distributions of income: on 12/29/93 $0.92 per share; on 12/28/94 $1.92 per share; on 12/29/95 $1.71 per share and on 9/16/96 $0.032 and on 12/31/96 $1.79 per share; and on 12/--/97 $---- per share.
Over the same period, the Westpeak Growth and Income Series has made the following distributions of realized capital gains: on 12/29/93 $1.01 per share; on 12/28/94 no capital gains but a distribution of paid-in capital was made on 12/28/94 of $0.02 per share; on 12/29/95 capital gains of $5.69 per share and on 9/16/96 $1.068 on 12/31/96 $12.12 per share; and on 12/--/97 $---- per share.

     Since commencing the sale of shares on May 1, 1987, the Westpeak Stock Index Series has made the following distributions of income: on 12/31/87 $2.23 per share; on 12/29/88 $3.44 per share; on 12/27/89 $3.74 per share; on 12/28/90
$3.99 per share; on 12/27/91 $3.56 per share; on 12/29/92 $8.35 per share; on
12/29/93 $1.54 per share; on 12/28/94 $1.82 per share; on 12/29/95 $1.85 per share and on 9/16/96$0.033 and on 12/31/96 $1.895 per share; and on 12/--/97
$----per share. Over the same period, the Westpeak Stock Index Series has made the following distributions of realized capital gains: on 12/31/87 $0.41 per share; on 12/29/88 $0.81 per share; on 12/27/89 $1.64 per share; on 12/28/90 none; on 1/29/91 $0.05; on 12/27/91 $0.39 per share; on 12/29/92 $67.41 per share; on 5/20/93 $0.29 per share; on 12/29/93 $0.695 per share and on 12/28/94
$0.16 per share and a distribution of paid-in capital on 12/28/94 of $0.03 per share; on 12/29/95 $1.18 per share and on 9/16/96 $0.044 and on 12/31/96 $0.87 per share; and on 12/--/97 $---- per share..

     Since commencing operations October 31, 1994, the Loomis Sayles Balanced Series has made the following distributions of income: on 12/28/94 $0.05 per share; on 12/29/95 $0.26 per share and on 9/16/96 $0.001 and on 12/31/96 $0.27 per share; and on 12/--/97 $---- per share. Over the same period, the Loomis Sayles Balanced Series has made the following distributions of realized capital gains: on 12/28/94 none; on 12/29/95 $0.19 per share and on 9/16/96 $0.044 and on 12/31/96 $0.10 per share; and on 12/--/97 $---- per share.

     Since commencing the sale of shares on May 1, 1987, the Back Bay Advisors Managed Series has made the following distributions of income: on 12/31/87 $2.73 per share; on 12/29/88 $5.24 per share; on 12/27/89 $4.22 per share; on 12/28/90
$5.52 per share; on 12/27/91 $6.41 per share; on 12/29/92 $5.13 per share; on
5/20/93 $0.02 per share;  on 12/29/93 $4.36 per share; on 12/28/94 $5.38 per share; on 12/29/95 $6.57 per share  and on 9/16/96 $0.059 and on 12/31/96 $6.38 per share; and on 12/--/97 $---- per share. Over the same period, the Back Bay Advisors Managed Series has made the following distributions of realized capital gains: on 12/29/88 $0.38; on 12/27/89 $0.38; on 12/28/90 none; on 12/27/91 $1.15 per share; on 12/29/92 $1.07 per share; on 12/29/93 $2.65 per share; on 12/28/94 none; on 12/29/95 $0.88 per share and on 9/16/96 $0.409 and on 12/31/96
$11.045 per share; and on 12/--/97 $---- per share.

     Since commencing on October 31, 1994, the Salomon Brothers Strategic Bond Opportunities Series has made the following distributions of income: on 12/28/94 $ 0.12 per share; on 12/29/95 $0.55 per share and on 9/16/96 $0.011 and on
12/31/96 $0.59 per share; and on 12/--/97 $---- per share. Over the same period, the Series has made the following distributions of realized capital gains: on 12/28/94 no realized capital gains; on 12/29/95 $0.22 per share and on 9/16/96 $0.011 and on 12/31/96 $0.174 per share; and on 12/--/97 $---- per share.

     Since inception, the Back Bay Advisors Bond Income Series has made the following distributions of income: on 1/20/84 $3.76 per share; on 1/25/85 $11.60 per share; on 1/24/86 $11.09 per share; on 1/23/87 $10.04 per share; on 12/31/87
$8.67 per share; on 12/29/88 $10.70 per share; on 12/27/89 $6.91 per share; on
12/28/90 $7.46 per share; on 12/27/91 $9.47 per share; on 12/29/92 $6.87 per share; on 12/29/93 $6.25 per share; on 12/28/94 $7.05 per share; on 12/29/95
$7.05 per share and on 12/31/96 $7.70 per share; and on 12/--/97 $---- per share. Over the same period, the Back Bay Advisors Bond Income Series has made the following distributions of realized capital gains: on 1/20/84 $0.11 per share; on 1/24/86 $1.67 per share; on 1/23/87 $11.10 per share; on 12/28/90 none; on 12/27/91 $2.13 per share; on 12/29/92 $1.57 per share; on 12/29/93
$4.16 per share; on 12/28/94 none; on 12/29/95 none and on 9/16/96 $0.035 per share and on 12/31/96 $0.315.per share; and on 12/--/97 $---- per share.

     Since commencing operations on October 31, 1994, the Salomon Brothers U.S. Government Series has made the following distributions of income: on 12/28/94 $
0.10 per share; on 12/29/95 $0.33 per share and on

9/16/96$0.002 and on 12/31/96 $0.56 per share; and on 12/--/97 $---- per share.
Over the same period, the Salomon Brothers U.S. Government Series has made the following distributions of realized capital gains: on 12/28/94 no realized capital gains; on 12/29/95 $0.08 and on 9/16/96 $0.015 and on 12/31/96 none per share; and on 12/--/97 $---- per share.

                             TRUSTEES AND OFFICERS

Trustees and officers of the Fund (ages in parentheses) and their principal occupations during the past five years or more are as follows:

NANCY HAWTHORNE (47) -- Trustee;  Pilot House, Lewis Wharf, Boston, MA  02110;
                        -------
   formerly, Chief Executive Officer and Manageing Partner, Hawthorne, Krauss and Associates,Executive Vice President, Enterprise Transformation MediaOne, Inc.; formerly, Senior Vice President and Chief Financial Officer, Continental Cablevision, Inc. (cable television operator); Director, Perini Corporation (construction), Director, Avid Technologies, Director, Commercial Union Assurance Co.

JOSEPH M. HINCHEY (73) -- Trustee; 193 Wamphassuc Road, Stonington, Connecticut
                          -------
   06378; Retired; formerly, Senior Vice President-Finance, Analog Devices, Inc. (manufacturer of electronic devices); Trustee, Union College and Citizens Scholarship Foundation of America, Inc.;.

ROBERT B. KITTREDGE (77) -- Trustee; 21 Sturdivant Road, Cumberland Foreside, ME
                            -------
   04110; Retired; Trustee, CGM Trust and CGM Capital Development Fund; formerly, Vice President, General Counsel and Director, Loomis, Sayles & Company, Inc.

LAURENS MACLURE (73) -- Trustee; 183 Sohier Street, Cohasset, MA 02025; Retired;
                        -------
   Trustee, CGM Trust and CGM Capital Development Fund; Director, Blue Cross of Massachusetts (health insurance).

DALE ROGERS MARSHALL (61) -- Trustee; 26 East Main Street, Norton, MA  02766;
                             -------
   President, Wheaton College; formerly, Academic Dean, Wellesley College.

JOHN J. ARENA, (60) -- Trustee; 330 Beacon Street, Boston, MA 02116; Retired;
                       -------
   formerly, Vice Chairman of the Board of Directors of Bay Banks, Inc. and President of BayBank Investment Management, BayBanks, Inc.

JOHN W. FLYNN, (58) -- Trustee; 791 Main Street, Warren, RI 02885; Retired;
                       -------
   formerly, Vice Chairman, Chief Financial Officer, Fleet Financial Group.

JOHN T. LUDES, (61) -- Trustee; 1700 E. Putnam Avenue, Old Greenwich, CT 06870;
                       -------
   President and Chief Operating Officer, American Brands; formerly, President and CEO, Acushnet Company.

FREDERICK K. ZIMMERMANN* (46) -- Chairman of the Board, Chief Executive Officer,
                                 -----------------------------------------------
   President and Trustee;  Chief Investment Officer and Executive Vice
   ---------------------
   President, NELICO; formerly, Senior Vice President, Vice President and Controller, The New England; Chairman of the Board and President, TNE Advisers, Inc.; Director and Vice President - Investments, NELICO until 1996; Chairman of the Board and President, New England Pension and Annuity Company.

ANNE M. GOGGIN* (49) -- Senior Vice President and Trustee; Senior Vice President
                        ---------------------------------
   and Associate General Counsel, NELICO; Vice President, General Counsel, Secretary and Clerk, New England Securities Corp., Vice President and Counsel, The New England (1994-1996); formerly, Second Vice President and Counsel, The New England.

JOHN F. GUTHRIE (54) -- Senior Vice President; Vice President, NELICO; Senior
                        ---------------------
   Vice President, TNE Advisers, Inc.; formerly, Vice President-Portfolio Strategy, The New England.

ALAN C. LELAND (45) -- Senior Vice President; Senior Vice President, NELICO;
                       ---------------------
   Chief Financial Officer, TNE Advisers, Inc.; formerly, Vice President, The New England.

MAURA A. MURPHY (38) -- Secretary; Counsel and Assistant Secretary, NELICO;
                        --------
   Secretary and Chief Legal Officer, TNE Advisers, Inc.; formerly Attorney and Assistant Secretary for The New England and Attorney for the Securities and Exchange Commission.

FRANK NESVET (53) -- Treasurer; Senior Vice President and Chief Financial
                     ----------
   Officer, New England Funds, L.P.; formerly, Executive Vice President, SuperShare Services Corporation.

* Denotes trustee who is an "interested person" as defined in the Investement Company Act of 1940, as amended

     Messrs. Arena, Hinchey and Zimmermann serve as members of the Executive Committee of the Board of Trustees. The Executive Committee is authorized to exercise broad decision-making responsibility, on behalf of the Fund's Board of Trustees, with respect to issues that require immediate response and for which it is difficult or impractical to contact all of the members of the Board within the time frame required for the decision.

     Previous positions during the past five years with NELICO or its predecessor, The New England, or Back Bay Advisors, CGM, Westpeak, Loomis Sayles or New England Funds, L.P. are omitted, if not materially different. The Fund's Trustees also serve as managers of New England Variable Annuity Fund I ("NEVA"), for which New England Securities Corporation acts as a principal underwriter and CGM acts as investment adviser.

     Except as indicated above, the address of each trustee and officer of the Fund affiliated with NELICO is 501 Boylston Street, Boston, Massachusetts 02116. The address of each trustee or officer of the Fund affiliated with New England Funds, L.P. or New England Securities Corporation is 399 Boylston Street, Boston, Massachusetts.

     The officers and trustees of the Fund who are "interested persons" receive no compensation from the Fund, for their services in such capacities, although they do receive compensation from NELICO, or New England Funds, L.P. for services rendered in other capacities.

Trustees Fees
-------------

     The Fund pays no compensation to its officers or to its trustees who are interested persons thereof.

     Each trustee who is not an interested person receives for serving as Trustee of the Fund and on the board of managers of NEVA a retainer fee at an annual rate of $20,000, and meeting attendance fees of $2,500 for each board meeting attended. In addition, the chairman of the Contract Review and Governance Committee receives a retainer at the annual rate of $6,000, and the chairman of the Audit Committee receives a retainer at the annual rate of $4,000. The compensation is allocated among the Series and NEVA based on a formula that takes into account, among other factors, the assets of each Series and NEVA.

     During the fiscal year ended December 31, 1997, the persons who were then trustees of the Fund received the amounts set forth below for serving as a trustee of the Fund and for also serving on the governing board of NEVA.


                                    Aggregate Compensation   Total Compensation from the Fund
                                        from the Fund                    and NEVA
Name of Trustee                            in 1997                       in 1997
---------------                            -------                       -------
Nancy Hawthorne                               $                             $
Joseph M. Hinchey
Richard S. Humphrey, Jr. (b)
Robert B. Kittredge                                                        (a)
Laurens MacLure                                                            (a)
Dale Rogers Marshall
Joseph F. Turley (b)
John J. Arena
John. W. Flynn
John T. Ludes

  ________________

     (a) Also includes compensation paid by the portfolios of the CGM Funds, a group of mutual funds for which CGM, the investment adviser of the Fund's Capital Growth Series, serves as investment adviser.

     (b) Retired from service as a trustee of the Fund effective December 31,
         1997

     The Fund provides no pension or retirement benefits to trustees, but has adopted a deferred payment arrangement under which each trustee may elect not to receive fees from the Fund on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have if they had been invested in each Series on the normal payment date for such fees. As a result of this method of calculating the deferred payments, each Series, upon making the deferred payments, will be in the same financial position as if the fees had been paid on the normal payment dates.

     At February 1, 1997, the officers and trustees of the Fund as a group owned less than 1% of the outstanding shares of the Fund.

                             ADVISORY ARRANGEMENTS

     Advisory Structure.  Pursuant to separate advisory agreements dated
     -------------------
August 30, 1996 (May 1, 1998 in the case of the Goldman Sachs Midcap Value Series), TNE Advisers, Inc. has agreed to manage the investment and reinvestment of assets of the Morgan Stanley International Magnum Equity, Alger Equity Growth, Davis Venture Value, Loomis Sayles Balanced, Salomon Brothers Strategic Bond Opportunities, Salomon Brothers U.S. Government Series, Loomis Sayles Small Cap, Goldman Sachs Midcap Value, Westpeak Growth and Income, Westpeak Stock Index, Back Bay Advisors Managed, Back Bay Advisors Bond Income and Back Bay Advisors Money Market Series. TNE Advisers, Inc. has delegated certain of these responsibilities, including responsibility for determining what investments such Series should purchase, hold or sell and directing all trading for the Series' account, for each of the above Series to subadvisers under subadvisory agreements described below. Pursuant to an advisory agreement dated August 30, 1996, CGM has agreed to manage the investment and reinvestment of the assets of the Capital Growth Series.

     In each case, advisory services are provided subject to the supervision and control of the Fund's trustees. Each advisory agreement also provides that the relevant investment adviser will furnish or pay the expenses of the applicable Series for office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services. TNE Advisers, Inc. has subcontracted with New England Funds, L.P. to provide, at no extra cost to the Series it advises, certain administrative services to the Fund. CGM, in the case of the Capital Growth Series, has subcontracted with New England Funds, L.P. to provide such services to that Series.

     TNE Advisers, Inc. is a wholly-owned subsidiary of New England Life Holdings, Inc., which is a wholly-owned subsidiary of NELICO, which in turn is a wholly owned subsidiary of MetLife New England Holdings, Inc. ("MetLife Holdings"). MetLife Holdings is wholly owned by MetLife, a mutual insurance company. TNE Advisers, Inc. oversees, evaluates and monitors the subadvisers' provision of investment advisory services to all of the Series (except the Capital Growth Series) and provides general business management and administration to all of the Series (except the Capital Growth Series).

     Subject to the supervision of TNE Advisers, Inc. each subadviser, pursuant to Subadvisory Agreements dated August 30, 1996 (December 16, 1996 in the case of the Davis Venture Value Series; May 31, 1997 in the case of the Morgan Stanley International Magnum Equity Series ; November 28, 1997 in the case of the Salomon Brothers Strategic Bond Opportunities and Salomon Brothers U. S. Government Series; and May 1, 1998 in the case of the Goldman Sachs Midcap Value Series), manages the assets of its Series in accordance with that Series' investment objective and policies, makes investment decisions for that Series and employs professional advisers and securities analysts who provide research services to that Series. The Series pay no direct fees to any of the subadvisers.

     Back Bay Advisors, formed in 1986, is a limited partnership whose sole general partner, Back Bay Advisors, Inc., is a wholly-owned subsidiary of NEIC Holdings, Inc. ("NEIC Holdings"), which in turn is a wholly owned subsidiary of NEIC Operating Partnership L.P. ("NEICOP"). NEICOP owns the entire limited partnership interest in Back Bay Advisors. NEICOP's managing general partner, New England Investment Companies, Inc. ("NEIC, Inc."), is a wholly owned subsidiary of MetLife Holdings, which in turn is a wholly owned subsidiary of MetLife. MetLife owns directly 46% (and in aggregate, directly and indirectly, 47%) of the outstanding limited partnership interest in NEICOP. NEICOP's advising general partner, New England Investment Companies, L.P. ("NEIC"), is a publicly-traded company listed on the New York Stock Exchange. NEIC, Inc. is the sole general partner of NEIC. NEICOP's 14 principal subsidiary or affiliated assets management firms, collectively, had more than $___ billion of assets under management as of March 31, 1998. Back Bay Advisors provides investment management services to institutional clients, including other registered investment companies and accounts of NELICO and its affiliates. Back Bay Advisors specializes in fixed-income management and currently manages over $7 billion in total assets; it is subadviser to the Back Bay Advisors Managed, Back Bay Advisors Bond Income and Back Bay Advisors Money Market Series.

     Loomis Sayles, subadviser to the Loomis Sayles Small Cap and Loomis Sayles Balanced Series, was organized in 1926 and is one of the oldest and largest investment counsel firms in the country. An important feature of the Loomis Sayles investment approach is its emphasis on investment research. Recommendations and reports of the Loomis Sayles research department are circulated throughout the Loomis Sayles organization and are available to the individuals in the Loomis Sayles organization who have been assigned the responsibility for making investment decisions for the Series' portfolios. Loomis Sayles provides investment advice to numerous other institutional and individual clients. These clients include other registered investment companies and some accounts of NELICO and its affiliates ("New England Accounts"). Loomis Sayles is a limited partnership whose sole general partner is Loomis, Sayles & Company, Incorporated is a wholly owned subsidiary of NEIC Holdings. NEICOP owns the entire limited partnership interest in Loomis Sayles.

     MSAM conducts worldwide investment management business, providing a broad range of portfolio management services to customers in the United States and abroad. MSAM is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co., which is a preeminent financial services firm that maintains a leading market positions in each of its three primary businesses - securities, asset management and credit services. MSAM serves as adviser to numerous open-end and closed-end investment companies.

     Fred Alger Management, Inc. ("Alger Management"), provides investment management services to mutual funds and to other institutions and individuals; it is subadviser to the Alger Equity Growth Series. Alger Management is a wholly-owned subsidiary of Fred Alger Company, Inc., which in turn is a wholly-owned subsidiary of Alger Associates, Inc., a financial services holding company. Fred M. Alger III and his brother, David D. Alger are majority owners of Alger Associates, Inc. and may be deemed to control that company and its subsidiaries.

     CGM is a limited partnership whose general partner, Kenbob, Inc., is a corporation controlled equally by Robert L. Kemp and G. Kenneth Heebner, _____ and _____of CGM, respectively. In addition to advising the Capital Growth Series, CGM acts as investment adviser of CGM Capital Development Fund, CGM Trust, NEVA and New England Growth Fund of the New England Funds. CGM also provides investment advice to other institutional and individual clients.

     Westpeak Investment Advisors, L.P. ("Westpeak") is a limited partnership whose sole general partner, Westpeak Investment Advisors, Inc., is a wholly-owned subsidiary of NEIC Holdings. NEICOP owns the entire limited partnership interest in Westpeak. Organized in 1991, Westpeak provides investment management services to mutual fund and other institutional clients, including accounts of MetLife and its affiliates; it is subadviser to the Westpeak Growth and Income and Westpeak Stock Index Series.

     Davis Selected Advisers, L.P. ("Davis Selected") provides investment advisory services for mutual funds and other clients; it is subadviser to the Davis Venture Value Series. Venture Advisers, Inc., the general partner of Davis Selected, is controlled by Shelby M.C. Davis, President of Davis Selected. Davis Selected may also delegate any of its responsibilities to its wholly-owned subsidiary Davis Selected - NY ("DSA-NY").

     Salomon Brothers Asset Management Inc ("SBAM"), provides investment advisory services for individuals, other mutual funds and institutional clients; it is subadviser to the Salomon Brothers U.S. Government Series and together with its affiliate, Salomon Brothers Asset Management Limited ("SBAM Ltd."), the Salomon Brothers Strategic Bond Opportunities Series.

     SBAM and SBAM, Ltd. are wholly-owned subsidiaries of Salomon Smith Barney Holdings, Inc., which is a wholly owned subsidiary of Travelers Group Inc. ("Travelers"). Travelers is a diversified financial services company engaged in the investment services, asset management, consumer finance and life and property casualty insurance services.

     Goldman Sachs Asset Management ("GSAM") is a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"). Goldman Sachs provides a wide range of fully discretionary investment advisory services including quantitatively driven and actively managed U.S. and international equity portfolios, U.S. and global fixed income portfolios, commodity and currency products, and money markets.


     Advisory Fees.  Each Series pays its adviser compensation at the annual
     --------------
percentage rates of the corresponding levels of that Series' average daily net asset values (the adviser of the Capital Growth Series is CGM, the adviser of each other Series is TNE Advisers), subject to any fee reductions or deferrals as described in the Prospectus under "Voluntary Expense Agreement" or "Expense Deferral Arrangement."


                                                            Annual                    Average Daily Net
                          Series                         Percentage Rate              Asset Value Levels
                          ------                         ---------------              ------------------
Loomis Sayles Small Cap Series                                 1.00%                       all assets

Morgan Stanley International Magnum Equity Series              0.90%                       all assets

Alger Equity Growth Series                                     0.75%                       all assets

Capital Growth Series                                          0.70%                   the first $200 million
                                                               0.65%                    the next $300 million
                                                               0.60%               amounts in excess of $500 million

Goldman Sachs Midcap Value Series+                             0.75%                       all assets

Davis Venture Value Series                                     0.75%                       all assets


Westpeak Growth and Income Series                              0.70%                   the first $200 million
                                                               0.65%                   the next $300 million
                                                               0.60%                amounts in excess of $500 million

Westpeak Stock Index Series                                    0.25%                       all assets

Loomis Sayles Balanced Series                                  0.70%                       all assets

Back Bay Advisors Managed Series                               0.50%                       all assets

Salomon Brothers Strategic Bond Opportunities Series           0.65%                       all assets

Back Bay Advisors Bond Income Series                           0.40%                   the first $400 million
                                                               0.35%                    the next $300 million
                                                               0.30%                    the next $300 million
                                                               0.25%                 amounts in excess of $1 billion

Salomon Brothers U.S. Government Series                        0.55%                       all assets


Back Bay Advisors Money Market Series                          0.35%                 the first $500 million
                                                               0.30%                  the next $500 million
                                                               0.25%            amounts in excess of $1 billion

+Prior to May 1, 1998 the advisory fee payable by the Goldman Sachs Midcap Value Series was at the annual rate of 0.70% of the first $200 million of the Series' average daily net assets, 0.65% of the next $300 million of such assets and 0.60% of such assets in excess of $500 million.

     Sub-Advisory Fees. TNE Advisers pays each sub-adviser at the following rates for providing sub-advisory services to the following Series:


                                            Annual Percentage Rates Paid
                                               by TNE Advisers to the            Average Daily Net Asset
Series                                        Respective Sub-advisers                 Value Levels
------                                        -----------------------                 ------------
Loomis Sayles Small Cap Series                        0.55%                of the first $25 million
                                                      0.50%                of the next $75 million
                                                      0.45%                of the next $100 million
                                                      0.40%                of amounts in excess of $200 million

Morgan Stanley International Magnum                   0.75%                of the first $100 million
 Equity Series*                                       0.60%                of the next $40 million
                                                      0.45%                of the next $30 million
                                                      0.40%                of amounts in excess of $100 million


Alger Equity Growth Series**                          0.45%                of the first $100 million
                                                      0.40%                of the next $400 million
                                                      0.35%                of amounts in excess of $500 million

Goldman Sachs Midcap Value                            0.45%                of the first $100 million
    Series***                                         0.40%                of the next $400 million
                                                      0.35%                of amounts in excess of $500 million

Davis Venture Value Series                            0.45%                of the first $100 million
                                                      0.40%                of the next $400 million
                                                      0.35%                of amounts in excess of $500 million


Westpeak Growth and Income Series                     0.50%                of the first $25 million
                                                      0.40%                of the next $75 million
                                                      0.35%                of the next $100 million
                                                      0.30%                of amounts in excess of $200 million
Westpeak Stock Index Series
                                                      0.10%                of all assets
Loomis Sayles Balanced Series
                                                      0.50%                of the first $25 million
                                                      0.40%                of the next $75 million
                                                      0.30%                of amounts in excess of $100 million
Back Bay Advisors Managed Series
                                                      0.25%                of the first $50 million
                                                      0.20%                of amounts in excess of $50 million
Salomon Brothers Strategic Bond
    Opportunities Series                              0.35%                of the first $50 million

                                       0.30%      of the next $150 million
                                       0.25%      of the next $300 million
                                       0.20%      of amounts in excess of $500
                                                  million
Back Bay Advisers Bond Income
    Series                             0.25%      of the first $50 million
                                       0.20%      of the next $200 million
                                       0.15%      of amounts in excess of $250
                                                  million
Salomon Brothers U.S. Government
    Series                            0.225%      of the first $200 million
                                      0.150%      of the next $300 million
                                      0.100%      of amounts in excess of $500
                                                  million
Back Bay Advisors Money Market
    Series                             0.15%      of the first $100 million
                                       0.10%      of amounts in excess of $100
                                                  million


*Prior to May 1, 1997 the subadvisory fee rate payable for the Morgan Stanley International Magnum Equity Series was 0.75% of the first $10 million of the Series' average net assets, 0.60% of the next $40 million of such assets, 0.45% of such assets in excess of $50 million.

  **Prior to May 1, 1996, the advisory fee rate for the Alger Equity Growth Series was 0.70% of average net assets and the sub-advisory fee rate was 0.45% of the first $10 million of average net assets, 0.40% of the next $90 million of such assets, 0.35% of the next $150 million of such assets, 0.30% of the next $250 million of such assets and 0.25% of such assets in excess of $500 million. Effective May 1, 1996, Alger Management has agreed with TNE Advisers, Inc. that the sub-advisory fee payable by TNE Advisers, Inc. to Alger Management will be reduced by 0.05% of the first $240 million of the excess of the Series' average daily net assets over $10 million, and by 0.10% of the excess of the Series' average daily net assets over $250 million. This fee reduction benefits TNE Advisers, Inc., but does not reduce the advisory fees payable by the Series.
The fee reduction agreement will expire on (a) January 1, 1998 or (b) at such time as TNE Advisers, Inc. has recovered certain expenses (generally, those expenses borne by TNE Advisers, Inc. under the Expense Deferral Arrangement prior to January 1, 1996 which are not recovered from the Series), whichever comes first.

***Prior to May 1, 1998, the subadvisory fee rate payable for the Goldman Sachs Midcap Value Series was 0.50% of the first $25 million of average daily net assets, 0.40% of the next $75 million of such assets, 0.35% of the next $100 million of such assets, and 0.30% of such assets in excess of $200 million.

  In connection with SBAM's service as subadviser to the Strategic Bond Opportunities Series, SBAM's London based affiliate, SBAM Ltd. (Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB, England) serves as subadviser to SBAM relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Salomon Brothers Strategic Bond Opportunities Series. For these services, SBAM has agreed to pay SBAM Ltd. one-third of the compensation that SBAM receives for serving as subadviser to the Series. SBAM Ltd. is an indirect, wholly-owned subsidiary of Travelers.

  In connection with Davis Selected's service as subadviser to the Davis Venture Value Series, Davis Selected may delegate any and all responsiblities to its New York based affiliate, DSA-NY, 609 Fifth Avenue, New York, New York 10017. As compensation to DSA-NY, Davis Selected will compensate DSA-NY for all reasonable direct and indirect costs associated with DSA-NY's performance of services provided to Davis Selected.

  For the periods below, the following amounts of advisory fees were paid by each Series:

                          January 1, 1995 to April 30, 1995  May 1, 1995 to December 31, 1995  January 1, 1995 to December 31, 1995
                          ---------------------------------  --------------------------------  ------------------------------------
Series                      Amount Paid      Adviser Paid      Amount Paid     Adviser Paid       Amount Paid       Adviser Paid
------                    ---------------  ----------------  ---------------  ---------------  -----------------  -----------------
Loomis Sayles Small                                                            TNE Advisers,
 Cap Series                $ 22,671           Loomis Sayles       $124,433     Inc.                      --                 --



Morgan Stanley
International Mag                                                                                                      TNE Advisers,
Equity Series                   --              --                --               --                 $   85,666       Inc.

Alger Equity Growth                                                                                                    TNE Advisers,
Series                          --              --                --               --                 $  144,943       Inc.


Capital Growth
Series                          --              --                --                --                $5,232,562       CGM

Goldman Sachs
Midcap Value                    $ 65,057        Loomis Sayles     $195,829          TNE Advisers,     --              --
                                                                                    Inc.

Davis Venture Value                                                                                                   TNE Advisers,
Series                          --              --                --                 --               $  131,969      Inc.

Westpeak Growth and                                                                  TNE Advisers,
Income Series                   $ 59,980        Westpeak          $182,648           Inc.             --              --


Westpeak Stock                                                                       TNE Advisers,
Index Series                    $ 33,568        Westpeak          $ 88,791           Inc.             --              --

Loomis Sayles                                                                                                         TNE Advisers,
Balanced Series                 --              --                --                 --               $   65,752      Inc.


Back Bay Advisors                               Back Bay                             TNE Advisers,
 Managed Series                 $207,821        Advisors          $467,918           Inc.             --              --

Salomon Brothers
Strategic Bond                                                                                                        TNE Advisers,
Opportunities Series            --              --                --                 --               $   35,085      Inc.


Back Bay Advisors                               Back Bay                             TNE Advisers,
Bond Income Series              $173,139        Advisors          $399,140           Inc.              --             --

Salomon Brothers
U.S. Government                                                                                                       TNE Advisers,
Series                          --              --                --                 --               $   20,446      Inc.


Back Bay Advisors                               Back Bay                             TNE Advisers,
Money Market Series             $ 84,329        Advisors          $193,678           Inc.             --              --

  For the fiscal years ended December 31, 1996 and 1997, each Series (except the Capital Growth Series) paid the following amounts in advisory fees to TNE Advisers, Inc.

                                                                Amount Paid to TNE Advisers, Inc.
                                                                ---------------------------------
Series                                                            1996                     1997
------                                                           --------               ---------
Loomis Sayles Small Cap                                            $240,646
Morgan Stanley International Magnum Equity Series (1)                70,553
Alger Equity Growth Series                                          281,325
Goldman Sachs Midcap Value Series (2)                               169,578
Davis Venture Value Series                                          198,620
Westpeak Growth and Income Series                                   165,074
Westpeak Stock Index Series                                         102,444
Loomis Sayles Balanced Series                                        83,980

Back Bay Advisors Managed Series                                   430,920
Salomon Brothers Strategic Bond Opportunities Series                60,044
Back Bay Advisors Bond Income Series                               311,174
Salomon Brothers U.S. Government Series                             35,234
Back Bay Advisors Money Market Series                              201,904

(1) Prior to May 1, 1997, the Morgan Stanley International Magnum Equity Series was subadvised by Draycott Partners, Ltd. and was called the Draycott International Equity Series.

(2) Prior to May 1, 1998, the Goldman Sachs Midcap Value Series was subadvised by Loomis, Sayles & Company, L.P. On January 28, 1998, the Board of Trustess approved a new subadvisory agreement by and between TNE Advisoers, Inc. Goldman Sachs Asset Management, which was approved by shareholders on April 10, 1998, and the Series consequently changed its name from Loomis Sayles Avanti Growth Series to Goldman Sachs Midcap Value Series.

  For the fiscal years ended December 31, 1996 and 1997, the Capital Growth Series paid CGM a total of $6,398,659 and $--- respectively, in advisory fees.

  Each advisory and subadvisory agreement provides that it will continue in effect after two years from the date of its execution only if it is approved at least annually thereafter (i) by the trustees of the Fund or by vote of a majority of the outstanding voting securities of the applicable Series and (ii) by vote of a majority of the trustees who are not interested persons of (i) the Fund or (ii) the applicable Series' investment adviser or subadviser. Any amendment to any advisory or subadvisory agreement must be approved by vote of a majority of the outstanding voting securities of the applicable Series and by vote of a majority of the trustees who are not interested persons of (i) the Fund or (ii) the applicable Series' investment adviser or subadviser. Each agreement may be terminated without penalty by the trustees or by the shareholders of the applicable Series, upon sixty days' written notice, or by the applicable Series' investment adviser, upon ninety days' written notice, and each terminates automatically in the event of its assignment. In addition, each subadvisory agreement may be terminated without penalty upon ninety days' written notice by the relevant subadviser. Each advisory agreement will automatically terminate if the Fund shall at any time be required by New England Securities, which is a wholly-owned subsidiary of NELICO, to eliminate all reference to the words "New England" in its name, unless the continuance of such agreement after such change of name is approved by a majority of the outstanding voting securities of the applicable Series and by a majority of the trustees who are not interested persons of (i) the Fund or (ii) the applicable Series' investment adviser.

  Each advisory agreement provides that if the total ordinary business expenses of a particular Series for any fiscal year exceed the lowest applicable limitations (based on a percentage of average net assets or income) prescribed by any state in which shares of that Series are qualified for sale, the applicable Series' investment adviser shall pay such excess. Each advisory agreement provides, however, that the advisory fee shall not be reduced nor shall any of such expenses be paid to an extent or under circumstances which might result in the inability of any Series or of the Fund, taken as a whole, to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. The term "expenses" for this purpose excludes brokerage commissions, taxes, interest and extraordinary expenses.

  As required by state insurance licensing authorities, each Series' investment adviser has also undertaken, separately from the advisory agreements, to be liable for negligence in the performance of any administrative services with respect to the Fund which are supplemental to their management of the investment and reinvestment of that Series' assets.

  Each advisory and subadvisory agreement provides that the relevant investment adviser or subadviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

  Certain officers and employees of Back Bay Advisors have responsibility for portfolio management of the other advisory accounts and clients (including other Series of the Fund and other registered investment companies, and accounts of affiliates of Back Bay Advisors) that may invest in securities in which the Series for which Back Bay Advisors acts as a subadviser may invest. Where Back Bay Advisors determines that an investment purchase or sale opportunity is appropriate and desirable for more than one advisory account, purchase and sale orders may be executed separately or may be combined and, to the extent practicable, allocated by Back Bay Advisors to the participating accounts.

  Where advisory accounts have competing interests in a limited investment opportunity, Back Bay Advisors will allocate an investment purchase opportunity based on the relative time that competing accounts have had funds available for investment, and the relative amounts of available funds, and will allocate an investment sale opportunity based on relative cash requirements and the time that the competing accounts have had investments available for sale. It is Back Bay Advisors' policy to allocate, to the extent practicable, investment opportunities to each client over a period of time on a fair and equitable basis relative to its other clients.

  It is believed that the ability of the Series for which Back Bay Advisors acts as subadviser to participate in larger volume transactions in this manner will in some cases produce better executions for the Series. However, in some cases, this procedure could have a detrimental effect on the price and amount of a security available to a Series or the price at which a security may be sold.
The trustees are of the view that the benefits of retaining Back Bay Advisors as subadviser outweigh the disadvantages, if any, that might result from participating in such transactions.

  Certain officers of Loomis Sayles have responsibility for the management of other client portfolios. The Detroit office of Loomis Sayles buys and sell portfolio securities for the Loomis Sayles Small Cap Series. The Pasadena office buys and sells portfolio securities for the Loomis Sayles Balanced Series. These and other offices of Loomis Sayles buy securities independently of one another. The other investment companies and clients served by Loomis Sayles sometimes invest in securities in which the Series advised by Loomis Sayles also invest. If one of these Series and such other clients advised by the same office of Loomis Sayles desire to buy or sell the same portfolio securities at about the same time, purchases and sales will be allocated, to the extent practicable, on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of a security which that Series purchases or sells. In other cases, however, it is believed that these practices may benefit the Series. It is the opinion of the trustees of the Fund that the desirability of retaining Loomis Sayles as subadviser for these Series outweighs the disadvantages, if any, which might result from these practices.

  Certain officers of Westpeak have responsibility for portfolio management for other clients (including affiliates of Westpeak), some of which may invest in securities in which the Westpeak Growth and Income Series or the Westpeak Stock Index Series also may invest. When these Series and other clients desire to purchase or sell the same security at or about the same time, the purchase and sale orders are ordinarily placed and confirmed separately but may be combined to the extent practicable and allocated as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is believed that the ability of those clients to participate in larger volume transactions will in some cases produce better executions for the Westpeak Growth and Income Series and the Westpeak Stock Index Series. However, in some cases this procedure could have a detrimental effect on the price and amount of a security available to a Series or the price at which a security may be sold. It is the opinion of the trustees of the Fund that the desirability of retaining Westpeak as subadviser for the Westpeak Growth and Income Series and the Westpeak Stock Index Series outweighs the disadvantages, if any, which might result from these practices.

  Various officers and trustees of the Fund also serve as officers or trustees of other investment companies advised by CGM. The other investment companies and clients served by CGM (including accounts of affiliates of CGM) sometimes invest in securities in which the Capital Growth Series also invests. If the Capital Growth Series and such other investment companies or clients advised by CGM desire to buy or sell the same portfolio securities at the same time, purchases and sales will be allocated to the extent practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which the Capital Growth Series purchases or sells. In other cases, however, it is believed that these practices may benefit the Capital Growth Series. It is the opinion of the trustees that the desirability of retaining CGM as adviser for the Capital Growth Series outweighs the disadvantages, if any, which might result from these practices.

  Certain officers and employees of SBAM, Davis Selected, MSAM, GSAM and Alger Management have responsibility for portfolio management for other clients (including other registered investment companies and affiliates of SBAM, Davis Selected, MSAM, GSAM or Alger Management) some of which may invest in securities in which the respective Series that these subadvisers manage also invest. In such circumstances, SBAM, Davis Selected, MSAM, GSAM or Alger Management may determine that orders for the purchase or sale of the same security for the Series it manages and one or more other registered investment companies or other accounts it manages should be combined, in which event the transactions will be priced and allocated in a manner deemed by SBAM, Davis Selected, MSAM, GSAM or Alger Management, respectively, to be equitable and in the best interests of the respective Series that it manages and its other accounts. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of a security that a Series purchases or sells.
In other cases, however, it is believed that these practices may benefit a Series. It is the opinion of the trustees that the desirability of retaining SBAM, Davis Selected, MSAM, GSAM and Alger Management as subadvisers for the respective Series outweighs the disadvantages, if any, which might result from these practices.

                            DISTRIBUTION AGREEMENT

  Under an agreement with the Fund, New England Securities, a Massachusetts corporation, serves as the general distributor of shares of each Series, which are sold at net asset value without any sales charge. The offering of each Series' shares is continuous. Shares are offered for sale only to certain insurance company separate accounts. New England Securities receives no compensation from the Fund or purchasers of Fund shares for acting as distributor. The agreement does not obligate New England Securities to sell a specific number of shares. New England Securities is an indirect wholly-owned subsidiary of NELICO.

  New England Securities controls the words "New England" in the Fund's name and if it should cease to be the Fund's distributor, the Fund may be required to change its name and delete these words. New England Securities also acts as general distributor for New England Retirement Investment Account, NEVA, The New England Variable Account, New England Variable Annuity Separate Account and New England Variable Life Separate Account.

                                OTHER SERVICES

  Custodial Arrangements.  State Street Bank and Trust Company ("State Street
  ----------------------
Bank"), 225 Franklin Street, Boston, Massachusetts 02110, is the Fund's custodian. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to each Series and, in such capacity, is the registered owner of securities held in book-entry form belonging to the Series. Upon instruction, State Street Bank receives and delivers cash and securities of the Series in connection with Series transactions and collects all dividends and other distributions made with respect to Series portfolio securities. State Street Bank also maintains certain accounts and records of the Fund and calculates the total net asset value, total net income and net asset value per share of each Series on a daily basis.

  Independent Accountants. The Fund's independent accountants are ______________
  -----------------------
conducts an annual audit of each Series, assists in the preparation of federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation. A table of selected per share data and ratios for each of the Series appears in the Prospectus. Prior to January 1, 1997 the Fund's independent accountants were and the financial statements included in this Statement of Additional Information are included in reliance on the report of for the years 1988 through 1996.

  Other Arrangements.  Office space, facilities, equipment and/or certain
  ------------------
administrative services for the Fund (and, where applicable, other mutual funds) under the investment management of CGM or TNE Advisers. are currently furnished by New England Funds, L.P., under separate service agreements with those investment advisers. Under a service agreement between Back Bay Advisors and New England Securities for fiscal years ended December 31, 1995, 1996, and 1997, Back Bay Advisors paid New England Securities or New England Funds, L.P., an affiliate of New England Securities, $71,233, $44,919, and $--,---- respectively, relating to the Back Bay Advisors Money Market Series; $126,352, $68,830, and $--,--- respectively, relating to the Back Bay Advisors Bond Income Series; and $120,279, $63,191, and $--,---respectively, relating to the Back Bay Advisors Managed Series under a service agreement. Under a service agreement between New England Securities and CGM, CGM paid New England Securities or New England Funds, L.P., for fiscal years ended December 31, 1995, 1996 and

1997, $734,743, $1,574,016, and $--,---respectively, relating to the Capital Growth Series. Under a service agreement between Loomis Sayles and New England Funds, L.P., Loomis Sayles paid New England Funds, L.P. for the fiscal years ended December 31, 1995, 1996 and 1997 $34,683, $30,928, and $--,---
respectively, for the Goldman Sachs Midcap Value Series. Under a service agreement between New England Securities and Westpeak, Westpeak paid New England Securities $31,668, $30,331, and $--,--- for the fiscal years ended December 31, 1995, 1996 and 1997, respectively, for the Westpeak Growth and Income Series, and $49,914, $32,318, and $--,--- for the fiscal years ended December 31, 1995, 1996 and 1997, respectively, for the Westpeak Stock Index Series. Under a service agreement between Loomis Sayles and New England Funds, L.P., Loomis Sayles paid New England Funds, L.P. $10,604, $24,599, and $--,--- for the fiscal years ended December 31, 1995, 1996 and 1997 for the Loomis Sayles Small Cap Series. For the fiscal year ended December 31, 1995, under a service agreement TNE Advisers, Inc. paid New England Funds, L.P. $10,044 for the Loomis Sayles Balanced Series, $10,044 for the Morgan Stanley International Magnum Equity Series, $10,044 for the Salomon Brothers U.S. Government Series, $10,044 for the Salomon Brothers Strategic Bond Opportunities Series, $11,503 for the Davis Venture Value Series and $13,133 for the Alger Equity Growth Series. For the fiscal year ended December 31, 1996, under a service agreement between New England Funds, L.P. and TNE Advisers, Inc., TNE Advisers, Inc. paid $18,011 for the Loomis Sayles Balanced Series, $14,419 for the Morgan Stanley International Magnum Equity Series, $10,000 for the Salomon Brothers U.S. Government Series, $11,629 for the Salomon Brothers Strategic Bond Opportunities Series, $31,230 for the Davis Venture Value Series and $38,435 for the Alger Equity Growth Series. For the fiscal year ended 1997 under an Administrative Services Agreement, TNE advisers paid New England Funds, L.P. $---- for the Loomis Sayles Balanced Series, $------ for the Morgan Stanley International Magnum Equity Series, $---- for the Salmon Brothers U.S. Government Series, $---- for the Salmon Brothers Strategic Bond Opportunities Series, $---- for the Davis Venture Value Series, $---- for the Alger Equity Growth Services, $---- for the Back Bay Advisors Bond Income Series, $--- for the Back Bay Advisors Managed Series, $---- for the Back Bay Advisors Money Market Series, and $---- for the Goldman Sachs Midcap Values Series.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

  Some of the Fund's portfolio transactions are placed with brokers and dealers who provide the investment advisers or subadvisers with supplementary investment and statistical information or furnish market quotations to the Fund or other investment companies advised by the investment advisers or subadvisers.
Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce the expenses of the investment advisers or subadvisers. The services may also be used by the investment advisers or subadvisers in connection with their other advisory accounts and in some cases may not be used with respect to the Fund.

Certain Portfolio Transactions of Loomis Sayles Balanced, Back Bay Advisors
---------------------------------------------------------------------------
Managed, Back Bay Advisors Bond Income and Back Bay Advisors Money Market Series
--------------------------------------------------------------------------------

  It is expected that the portfolio transactions of the Loomis Sayles Balanced, Back Bay Advisors Managed Series, Back Bay Advisors Bond Income and Back Bay Advisors Money Market Series in bonds, notes and money market instruments, will generally be with issuers or dealers on a net basis without a stated commission. Portfolio turnover for the years 1995, 1996, and 1997 was 73%, 98%, and --% respectively, for the Back Bay Advisors Bond Income Series and 76%, 51% and 72%, respectively, for the Back Bay Advisors Managed Series. The Loomis Sayles Balanced Series' portfolio turnover rates for the periods May 1, 1994 through December 31, 1994 and the fiscal year ended December 31, 1995 and 1996 were 0%, 72% and 59%, respectively.

Loomis Sayles Small Cap Series, Morgan Stanley International Magnum Equity
--------------------------------------------------------------------------
Series, Alger Equity Growth Series, Capital Growth Series, Goldman Sachs Midcap
-------------------------------------------------------------------------------
Value Series, Davis Venture Value Series, Loomis Sayles Balanced Series and Back
----- --------------------------------------------------------------------------
Bay Advisors Managed Series (Common Stock Transactions)
-------------------------------------------------------

  In placing orders for the purchase and sale of portfolio securities, CGM, in the case of the Capital Growth Series, GSAM, in the case of the Goldman Sachs Midcap Value Series, Loomis Sayles, in the case of the Loomis Sayles Small Cap and the Loomis Sayles Balanced Series, Back Bay Advisors, in the case of investments in common stocks by the Back Bay Advisors Managed Series, MSAM, in the case of the Morgan Stanley International Magnum Equity Series, Davis Selected, in the case of the Davis Venture Value Series, and Alger Management, in the case of the Alger Equity Growth Series, each selects only brokers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. The Series' advisers or subadvisers will use their best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

  For the fiscal years ending in 1995, 1996 and 1997, brokerage transactions for the Capital Growth Series aggregating $3,292,999,742, $3,548,037,504, and $-,--- ,---,--- respectively, were allocated to brokers providing research services and commissions of $4,129,082, $4,124,163, and $-,---,--- respectively, were paid on those transactions. For the fiscal years ending in 1995, 1996 and 1997 the Westpeak Stock Index Series paid brokerage commissions aggregating $10,566, $9,955, and $-,--- respectively. For the same periods, the Back Bay Advisors Managed Series paid brokerage commissions aggregating $1,615 , $11,697, and $-- ,--- respectively. For the fiscal years ending December 31, 1995, 1996 and 1997, the Goldman Sachs Midcap Value Series paid brokerage commissions of $67,095, $72,377 and $74,700 and $2,775, $2,080 and $1,300 were paid to brokers providing research services. The Westpeak Growth and Income Series paid brokerage commissions of $61,252, $106,927, and $--,--- for the fiscal years ended 1995, 1996 and 1997, respectively. For the period May 1, 1995 to December 31, 1994 and fiscal years ended December 31, 1996 and 1997, the Loomis Sayles Small Cap Series paid brokerage commissions of $97,195, $462,358, and $---,---- respectively. For the period October 31, 1995 to December 31, 1996, and the fiscal year end 1996 and 1997, the Morgan Stanley International Magnum Equity Series paid brokerage commissions of $85,037, $127,196, and $---,---. The Davis Venture Value Series paid brokerage commissions of $40,523, $81,002, and $--,--- for the fiscal years ended 1995, 1996 and 1997. The Alger Equity Growth Series paid brokerage commissions of $69,052, $174,495, and $---,--- for the fiscal years ended 1995, 1996 and 1997.

Westpeak Growth and Income Series, Westpeak Stock Index Series, Salomon Brothers
--------------------------------------------------------------------------------
Strategic Bond Opportunities Series and Salomon Brothers U.S. Government Series
-------------------------------------------------------------------------------

  In placing orders for the purchase and sale of securities, Westpeak, in the case of the Westpeak Growth and Income and Westpeak Stock Index Series, and SBAM, in the case of Salomon Brothers Strategic Bond Opportunities and Salomon Brothers U.S. Government Series, always seeks best execution. Westpeak and SBAM each selects only brokers or dealers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce best price and execution. This does not necessarily mean that the lowest available brokerage commission will be paid. Westpeak or SBAM will each use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. Westpeak or SBAM may cause the Series they manage to pay a broker-dealer that provides brokerage and research services to Westpeak or SBAM an amount of commission for effecting a securities transaction for a Series in excess of the amount another broker-dealer would have charged effecting that transaction. Westpeak or SBAM, as the case may be, must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or Westpeak's or SBAM's overall responsibilities to the Fund and its other clients. Westpeak's or SBAM's authority to cause the Series it manages to pay such greater commissions is also subject to such policies as the trustees of the Fund may adopt from time to time.

Affiliated Brokerage
--------------------

  A Series may pay brokerage commissions to an affiliated broker for acting as the respective Series' agent on purchases and sales of securities for the portfolio of the Series. SEC rules require that commissions paid to an affiliated broker of a mutual fund for portfolio transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair" compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliated brokers and will review these procedures periodically. The Alger Equity Growth Series paid $69,052, $174,495, and $---,--- in brokerage commissions to Fred Alger and Company, Inc., an affiliated broker, for the period October 31, 1995 to December 31, 1995 and the fiscal years ended December 31, 1996, and 1997, respectively. The amount paid by the Alger Equity Growth Series represents approximately 100%, 100% and 100% of that Series' aggregate brokerage commissions for the period October 31, 1995 to December 31, 1995 and for the years ended December 31, 1996, and 1997. For the fiscal year ended December 31, 1996 and 1997 the Davis Venture Value Series paid a total of $5,316 in brokerage commissions to Shelby Cullum Davis, Inc., an affiliated broker. This amount represents 6.6% and --% of the Series aggregate brokerage commissions for the fiscal year ended December 31, 1996 and 1997. For the fiscal year ended December 31, 1997 the Morgan Stanley International Magnum Equity Series paid a total of $_____ in brokerage commissions to Morgan Stanley Group, Inc., an affiliate broker.

                            DESCRIPTION OF THE FUND

  The Fund is organized as a Massachusetts business trust under the laws of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Declaration of Trust") dated December 16, 1986. On February 27, 1987, the Fund succeeded to the operations of The New England Zenith Fund, Inc., a Massachusetts corporation incorporated on January 7, 1983 as NEL Series Fund, Inc. On November 1, 1985, the name of that corporation was changed to Zenith Fund, Inc. and on July 17, 1986 it was changed again to The New England Zenith Fund, Inc. The Capital Growth, Back Bay Advisors Bond Income and Back Bay Advisors Money Market Series all commenced investment operations in 1983. The Westpeak Stock Index Series commenced operations on March 30, 1987. The Back Bay Advisors Managed Series commenced investment operations on May 1, 1987. The Goldman Sachs Midcap Value and the Westpeak Growth and Income Series commenced investment operations in April 1993. The Loomis Sayles Small Cap Series commenced investment operations on May 1, 1994. The Alger Equity Growth, Morgan Stanley International Magnum Equity, Davis Venture Value, Loomis Sayles Balanced, Salomon Brothers Strategic Bond Opportunities and Salomon Brothers U.S. Government Series commenced investment operations on October 31, 1994.

  The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of each of the Loomis Sayles Small Cap, Morgan Stanley International Magnum Equity, Alger Equity Growth, Capital Growth, Goldman Sachs Midcap Value, Davis Venture Value, Westpeak Growth and Income, Westpeak Stock Index, Loomis Sayles Balanced, Back Bay Advisors Managed, Salomon Brothers Strategic Bond Opportunities, Back Bay Advisors Bond Income, Salomon Brothers U.S. Government and Back Bay Advisors Money Market Series. Interests in the Fund portfolios described in the Prospectus and in this Statement of Additional Information are represented by shares of such Series. Each share of a Series represents an equal proportionate interest in such Series with each other share and is entitled to a proportionate interest in the dividends and distributions from such Series. The shares of the Series do not have any preemptive rights. Upon liquidation of any Series, whether pursuant to liquidation of the Fund or otherwise, shareholders of such Series are entitled to share pro rata in the net assets of such Series available for distribution to shareholders. The Declaration of Trust also permits the trustees to charge shareholders directly for custodial, transfer agency and servicing expenses.

  The Declaration of Trust also permits the Trustees, without shareholder approval, to subdivide any series of shares into various sub-series of shares with such dividend preferences and other rights as the trustees may designate. While the trustees have no current intention to exercise this power, it is intended to allow them to provide for an equitable allocation of the impact of any future regulatory requirements which might affect various classes of shareholders differently. The trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Fund or merge two or more existing portfolios. Shareholders' investments in such a portfolio would be evidenced by a separateseries of shares. The Fund is a "series" company as that term is used in Section 18(f) of the 1940 Act.

  The Declaration of Trust provides for the perpetual existence of the Fund. The Fund or any Series, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of each Series affected. The Declaration of Trust further provides that the trustees may terminate the Fund or any Series upon written notice to the shareholders thereof.

  The assets received by the Fund for the issue or sale of shares of each Series and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to that Series, and constitute the underlying assets of the Series. The underlying assets of each Series are segregated and are charged with the expenses in respect of that Series and with a share of the general expenses of the Fund. Any general expenses of the Fund not readily identifiable as belonging to a particular Series are allocated by or under the direction of the trustees in such manner as the trustees determine to be fair and equitable. While the expenses of the Funds are allocated to the separate books of account of each Series, certain expenses may be legally chargeable against the assets of all Series.

  As of February, 1998, all of the outstanding voting securities of the Fund were owned by separate accounts of MetLife and/or NELICO, and may, from time to time, be owned by those separate accounts and the general account of NELICO and its affiliates. Therefore, MetLife and NELICO are presumed to be in control (as that term is defined in the 1940 Act) of the Fund. However, the staff of the SEC is presently of the view that MetLife and NELICO are each required to vote their Fund shares that are held in a registered separate account (and, to the extent voting privileges are granted by the issuing insurance company, in unregistered separate accounts) in the same proportion as the voting instructions received from owners of the variable life insurance or variable annuity contracts issued by the separate account, and that MetLife and NELICO each is required to vote any shares held in general account (or in any unregistered separate account for which voting privileges were not extended) in the same proportion as all other Fund shares are voted. MetLife and NELICO currently intend to vote their shares in a manner consistent with this view.

Voting Rights
-------------

  Fund shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held). NELICO and MetLife are the legal owners of shares attributable to variable life insurance and variable annuity contracts issued by their separate accounts, and have the right to vote those shares. Pursuant to the current view of the SEC staff, NELICO and MetLife will vote their shares in accordance with instructions received from owners of variable life insurance and variable annuity contracts issued by separate accounts that are registered under the 1940 Act. All Fund shares held by separate accounts of NELICO and MetLife that are registered with the SEC (and, to the extent voting privileges are granted by the issuing insurance company, by unregistered separate accounts) for which no timely instructions are received will be voted for, voted against, or withheld from voting on any proposition in the same proportion as the shares held in that separate account for all contracts for which voting instructions are received. All Fund shares held by the general investment account (or any unregistered separate account for which voting privileges are not extended) of NELICO and its affiliates will be voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions are received.

  There will normally be no meetings of shareholders for the purpose of electing trustees except that in accordance with the 1940 Act (i) the Fund will hold a shareholders' meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders and
(ii) in the case of a vacancy on the Board of Trustees unless, after filing such vacancy, at least two-thirds of the trustees holding office shall have been elected by the shareholders, such vacancy may only be filled by a vote of the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by the holders of shares having a net asset value constituting 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Fund has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees.

  No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Fund except (i) to change the Fund's name or to cure technical problems in the Declaration of Trust and
(ii) to establish, designate or modify new and existing series or sub-series of Fund shares or other provisions relating to Fund shares in response to applicable laws or regulations.

Shareholder and Trustee Liability
---------------------------------

  Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration of Trust provides for indemnification out of the relevant Series' property for all loss and expense of any shareholder held personally liable for the obligations of the Series in which the shareholder owns shares. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and a Series itself would be unable to meet its obligations. For purposes of such liability, the Fund's shareholders are the separate accounts investing directly in the Fund and not the owners of variable life insurance or variable annuity contracts or purchasers of other insurance products.

  The Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The By-Laws of the Fund provide for indemnification by the Fund of the trustees and officers of the Fund except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his or her action was in or not opposed to the best interests of the Fund. Such person may not be indemnified against any liability to the Fund or the Fund's shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.


                              FINANCIAL STATEMENTS

                                 APPENDIX A-1
                          DESCRIPTION OF BOND RATINGS


Moody's Investors Service, Inc.

                                      Aaa
Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                       Aa
Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. See Note 1.

                                       A
Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. See Note 1.

                                      Baa
Bonds which are rated Baa are considered as medium grade obligations, i.e., they
                                                                      ----
are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. See Note 1.

                                       Ba
Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                       B
Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                      Caa
Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                       Ca
Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                       C
Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Should no rating be assigned by Moody's, the reason may be one of the following:

  (1) An application for rating was not received or accepted.

  (2) The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

  (3) There is a lack of essential data pertaining to the issue or issuer.

  (4) The issue was privately placed, in which case the rating is not published in Moody's publications.

-----------------
Note 1: This rating may include the numerical modifier 1, 2 or 3 to provide a more precise indication of relative debt quality within the category, with 1 indicating the high end of the category, 2 the mid-range and 3 nearer the low end.

Standard & Poor's Ratings Group

                                      AAA
This is the highest rating assigned by Standard & Poor's Corporation ("S&P") to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

                                       AA
Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

                                       A
Bonds rated A have strong capacity to pay principal and interest although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

                                      BBB
Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

                                 BB, B, CCC, CC

Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                       C
The rating C is reserved for income bonds on which no interest is being paid.

                                       D
Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                                  APPENDIX A-2
                    DESCRIPTION OF COMMERCIAL PAPER RATINGS

Standard & Poor's Corporation

                                      A-1
Commercial paper rated A-1 by S&P has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Commercial paper within the A-1 category which has overwhelming safety characteristics is denoted "A-1+."

                                      A-2
Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

Moody's Investors Service, Inc.

                                      P-1
The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following:

  (1) evaluation of the management of the issuer;

  (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas;

  (3) evaluation of the issuer's products in relation to competition and customer acceptance;

  (4) liquidity;

  (5) amount and quality of long-term debt;

  (6) trend of earnings over a period of ten years;

  (7) financial strength of a parent company and the relationships which exist with the issuer; and

  (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

                                      P-2
Issuers rated P-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

                                   APPENDIX B

ABC and affiliates
Atlanta Constitution
Atlanta Journal
Austin American Statesman
Baltimore Sun
Barron's
Bond Buyer
Boston Business Journal
Boston Globe
Boston Herald
Broker World
Business Radio Network
Business Week
CBS and affiliates
CFO
Changing Times
Chicago Sun Times
Chicago Tribune
Christian Science Monitor
Christian Science Monitor News Service
Cincinnati Enquirer
Cincinnati Post
CNBC
CNN
Columbus Dispatch
Dallas Morning News
Dallas Times-Herald
Denver Post
Des Moines Register
Detroit Free Press
Donoghue's Money Fund Report
Dorfman, Dan (syndicated column)
Dow Jones News Service
Economist
FACS of the Week
Financial News Network
Financial Planning
Financial Services Week
Financial World
Forbes
Fort Worth Star-Telegram
Fortune
Fox Network and affiliates
Fund Action
Hartford Courant
Houston Chronicle
INC
Indianapolis Star
Institutional Investor
Investment Dealers Digest
Investment Vision
Investor's Daily
Journal of Commerce
Kansas City Star
LA Times

Leckey, Andrew  (syndicated column)
Life Association News
Miami Herald
Milwaukee Sentinel
Money
Money Maker
Money Management Letter
Morningstar
National Public Radio
National Underwriter
NBC and affiliates
New England Business
New England Cable News
New Orleans Times-Picayune
New York Daily News
New York Times
Newark Star Ledger
Newsday
Newsweek
Nightly Business Report
Orange County Register
Orlando Sentinel
Pension World
Pensions and Investments
Personal Investor
Philadelphia Inquirer
Porter, Sylvia (syndicated column)
Portland Oregonian
Public Broadcasting Service
Quinn, Jane Bryant (syndicated column)
Registered Representative
Research Magazine
Resource
Reuters
Rukeyser's Business (syndicated column)
Sacramento Bee
San Francisco Chronicle
San Francisco Examiner
San Jose Mercury
Seattle Post-Intelligencer
Seattle Times
Smart Money
St. Louis Post Dispatch
St. Petersburg Times
Standard & Poor's Outlook
Standard & Poor's Stock Guide
Stanger's Investment Advisor
Stockbroker's Register
Strategic Insight
Tampa Tribune
Time
Tobias, Andrew  (syndicated column)
UPI
US News and World Report
USA Today
Value Line
Wall St. Journal

Wall Street Letter
Wall Street Week
Washington Post
WBZ
WBZ-TV
WCVB-TV
WEEI
WHDH
Worcester Telegram
Worth Magazine
WRKO

                                   APPENDIX C
                     ADVERTISING AND PROMOTIONAL LITERATURE

  Advertising and promotional literature prepared by NELICO for products it issues or administers may include references to TNE Advisers or NEIC and its affiliates that perform advisory and subadvisory functions for TNE Advisers also including, but not limited to: Back Bay Advisors, Loomis Sayles, CGM and Westpeak. Reference also may be made to the Funds of their respective fund groups, namely, the Loomis Sayles Funds and the CGM Funds

  NELICO's advertising and promotional literature may include references to other NELICO or NEIC affiliates including, but not limited to, New England Investment Associates, L. P., AEW Capital Management, L.P., Marlborough Capital Advisors, L.P., Reich & Tang Capital Management, Reich and Tang Mutual Funds, the Oakmark Family of Funds and Jurika & Voyles and their fund groups.

  References to subadvisers unaffiliated with TNE Advisers or NELICO that perform subadvisory functions on behalf of New England Zenith Fund and their respective fund groups may be contained in NELICO's advertising and promotional literature including, but not limited to, Alger, Davis Selected, Salomon Brothers and MSAM.

  NELICO's advertising and promotional material may include, but is not limited to, discussions of the following information about both affiliated and unaffiliated entities:

 . Specific and general assessments and forecasts regarding the U.S. economy, world economies, the economics of specific nations and their impact on the Series

 . Specific and general investment emphasis, specialties, fields of expertise, competencies, operations and functions

 . Specific and general investment philosophies, strategies, processes, techniques and types of analysis

 . Specific and general sources of information, economic models, forecasts and data services utilized, consulted or considered in the course of providing advisory or other services

 .  The corporate histories, founding dates and names of founders of the entities

 .  Awards, honors and recognition given to the firms

 .  The names of those with ownership interest and the percentage of ownership

 . The industries and sectors from which clients are drawn and specific client names and background information on current individual, corporate and institutional clients, including pension and profit sharing plans

 . Current capitalization, levels of profitability and other financial and statistical information

 . Identification of portfolio managers, researchers, economists, principals and other staff members and employees

 . The specific credentials of the above individuals, including, but not limited to, previous employment, current and past positions, titles and duties performed, industry experience, educational background and degrees, awards and honors

 . Current and historical statistics about:

    -total dollar amount of assets managed
    -TNE Advisers assets managed in total and/or by Series
    -Asset managed by CGM in total and/or by Series
    -the growth of assets
    -asset types managed
    -numbers of principal parties and employees, and the length of their tenure, including officers, portfolio managers, researchers, economists, technicians and support staff
    -the above individuals' total and average number of years of industry experience and the total and average length of their service to the adviser or the subadviser

 . The general and specific strategies applied by the advisers in the management of the New England Zenith Fund's portfolios including, but not limited to:

    -the pursuit of growth, value, income oriented, risk management or other strategies
    -the manner and degree to which the strategy is pursued
    -whether the strategy is conservative, moderate or extreme and an explanation of other features, attributes
    -the types and characteristics of investments sought and specific portfolio holdings
    -the actual or potential impact and result from strategy implementation -through its own areas of expertise and operations, the value added by subadvisers to the management process
    -the disciplines it employs, e.g., in the case of Loomis Sayles, the strict buy/sell guidelines and focus on sound value it employs, and goals and benchmarks that it establishes in management, e.g., CGM pursues growth 50% above the S&P 500
    -the systems utilized in management, the features and characteristics of those systems and the intended results from such computer analysis, e.g., Westpeak's efforts to identify overvalued and undervalued issues.

 . Specific and general references to portfolio managers and funds that they serve as portfolio manager of, other than Series of the Fund, and those families of funds, other than New England Zenith Fund. Any such references will indicate that New England Zenith Funds and the other funds of the managers differ as to performance, objectives, investment restrictions and limitations, portfolio composition, asset size and other characteristics, including fees and expenses. References may also be made to industry rankings and ratings of Series and other funds managed by the Series' adviser and subadvisers, including, but not limited to, those provided by Morningstar, Lipper Analytical Services, Forbes and Worth.

  In addition, communications and materials developed by NELICO or its affiliates may make reference to the following information about NEIC and its affiliates:

  NEIC is one of the largest publicly traded managers in the U.S. listed on the New York Stock Exchange. NEIC maintains over $100 billion in assets under management. In addition, promotional materials may include:

  New England Securities Corporation ("NES") an indirect subsidiary of NELICO, may be referenced in Fund advertising and promotional literature concerning the marketing services it provides to NEIC-affiliated fund groups including: New England Funds, Loomis Sayles Funds, Oakmark Funds and Reich & Tang Funds.

  Additional information contained in advertising and promotional literature may include: rankings and ratings of the Series including, but not limited to, those of Morningstar and Lipper Analytical Services; statistics about the advisers', fund groups' or a specific fund's assets under management; the histories of the advisers and biographical references to portfolio managers and other staff including, but not limited to, background, credentials, honors, awards and recognition received by the advisers and their personnel; and commentary about the advisers, their funds and their personnel from third-party sources including newspapers, magazines, periodicals, radio, television or other electronic media.

  References to the Series may be included in NELICO's advertising and promotional literature about its 401(k) and retirement plans. The information may include, but is not limited to:

 . Specific and general references to industry statistics regarding 401(k) and retirement plans including historical information and industry trends and forecasts regarding the growth of assets, numbers of plans, funding vehicles, participants, sponsors and other demographic data relating to plans, participants and sponsors, third party and other administrators, benefits consultants and firms including, but not limited to, DC Xchange, William Mercer and other organizations involved in 401(k) and retirement programs with whom NELICO may or may not have a relationship.

 . Specific and general reference to comparative ratings, rankings and other forms of evaluation as well as statistics regarding the NELICO as a 401(k) or retirement plan funding vehicle produced by, including, but not limited to, Access Research, Dalbar, Investment Company Institute and other industry authorities, research organizations and publications.

 . Specific and general discussion of economic, legislative, and other environmental factors affecting 401(k) and retirement plans, including, but not limited to, statistics, detailed explanations or broad summaries of:

   -past, present and prospective tax regulation, Internal Revenue Service requirements and rules, including, but not limited to, reporting standards, minimum distribution notices, Form 5500, Form 1099R and other relevant forms and documents, Department of Labor rules and standards and other regulation. This includes past, current and future initiatives, interpretive releases and positions of regulatory authorities about the past, current or future eligibility, availability, operations, administration, structure, features, provisions or benefits of 401(k) and retirement plans
   -information about the history, status and future trends of Social Security and similar government benefit programs including, but not limited to, eligibility and participation, availability, operations and administration, structure and design, features, provisions, benefits and costs
   -current and prospective ERISA regulation and requirements.

 . Specific and general discussion of the benefits of 401(k) investment and retirement plans, and, in particular, the NELICO 401(k) and retirement plans, to the participant and plan sponsor, including explanations, statistics and other data, about:

   -increased employee retention
   -reinforcement or creation of morale
   -deductibility of contributions for participants
   -deductibility of expenses for employers
   -tax deferred growth, including illustrations and charts
   -loan features and exchanges among accounts
   -educational services materials and efforts, including, but not limited to, videos, slides, presentation materials, brochures, an investment calculator, payroll stuffers, quarterly publications, releases and information on a periodic basis and the availability of wholesalers and other personnel.

 . Specific and general reference to the benefits of investing in mutual funds for 401(k) and retirement plans, and, in particular, New England Zenith Fund and investing in NELICO's 401(k) and retirement plans, including, but not limited to:

   -the significant economies of scale experienced by mutual fund companies in the 401(k) and retirement benefits arena
   -broad choice of investment options and competitive fees
   -plan sponsor and participant statements and notices
   -the plan prototype, summary descriptions and board resolutions
   -plan design and customized proposals
   -trusteeship, record keeping and administration
   -the services of State Street Bank, including, but not limited to, trustee services and tax reporting
   -the services of DST and BFDS, including, but not limited to, mutual fund processing support, participant 800 numbers and participant 401(k) statements

   -the services of Trust Consultants Inc. (TCI), including, but not limited to, sales support, plan record keeping, document service support, plan sponsor support, compliance testing and Form 5500 preparation.

 . Specific and general reference to the role of the investment dealer and the benefits and features of working with a financial professional including:

   -access to expertise on investments
   -assistance in interpreting past, present and future market trends and economic events
   -providing information to clients including participants during enrollment and on an ongoing basis after participation
   -promoting and understanding the benefits of investing, including mutual fund diversification and professional management.

                                                       Registration Nos. 2-83538
                                                                        811-3728

                            NEW ENGLAND ZENITH FUND
                            -----------------------


PART C.  OTHER INFORMATION
         -----------------

Item 24. Financial Statements and Exhibits
         ---------------------------------

         (a) Financial Statements: To be filed by amendment

         (b) Exhibits:

         (1) (a) Agreement and Declaration of Trust is incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 2-83538) filed on February 28, 1997.

             (b) Amendment No. 1 to Agreement and Declaration of Trust is
                 incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 2-83538) filed on February 28, 1997.

             (c) Amendment No. 2 to Agreement and Declaration of Trust is
                 incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 2-83538) filed on February 28, 1997.

             (d) Amendment No. 3 to Agreement and Declaration of Trust is
                 incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 2-83538) filed on February 28, 1997.

             (e) Form of Amendment No. 4 to Agreement and Declaration of Trust
                 is incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 2-83538) filed on February 28, 1997.

             (f) Amendment No. 5 to the Agreement and Declaration of Trust is
                 incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 2-83538) filed on February 28, 1997.

             (g) Amendment No. 6 to the Agreement and Declaration of Trust is
                 incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 2-83538) filed on February 28, 1997.

             (h) Amendment No. 7 to Agreement and Declaration of Trust is
                 incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 2-83538) filed on February 28, 1997.

             (i) Amendment No 8 to the Agreement and Declaration of Trust to be
                 filed by Amendment

         (2) (a) By-Laws, as amended, are filed herewith

             (b) Amendment to By-Laws relating to Electronic Proxy Voting is filed herewith.

         (3) None.

         (4) None.

                                                       Registration Nos. 2-83538
                                                                        811-3728


         (5) (a) Advisory Agreements by and between the Fund, on behalf of each of its Loomis Sayles Small Cap, Alger Equity Growth, Loomis Sayles Avanti Growth, Davis Venture Value, Westpeak Growth and Income, Westpeak Stock Index, Loomis Sayles Balanced Series, Back Bay Advisors Managed, Salomon Brothers Strategic Bond Opportunities, Back Bay Advisors Bond Income Series, Salomon Brothers U.S. Government and Back Bay Advisors Money Market Series are filed herewith as Exhibits 5(a) as follows:

                    (i)    Loomis Sayles Small Cap Series
                    (ii)   Alger Equity Growth Series
                    (iii)  Davis Venture Value Series
                    (iv)   Westpeak Growth and Income Series
                    (v)    Westpeak Stock Index Series
                    (vi)   Loomis Sayles Balanced Series
                    (vii)  Back Bay Advisors Managed Series
                    (viii) Salomon Brothers Strategic Bond Opportunities Series
                    (ix)   Back Bay Advisors Bond Income Series
                    (x)    Salomon Brothers U.S. Government Series
                    (xi)   Back Bay Advisors Money Market Series
                    (xii)  Morgan Stanley International Magnum Equity Series

             (b) Form of Advisory Agreement between the Fund on behalf of its
                 Goldman Sachs Midcap Value Series and TNE Advisers, Inc. will be filed by amendment.

             (c) Advisory Agreement between the Fund, on behalf of its Capital
                 Growth Series and Capital Growth Management Limited Partnership is filed herewith.

             (d) Form of Subadvisory Agreements relating to the following Series of the Registrant, by and between TNE Advisers, Inc. and the subadvisers indicated in parentheses, are filed herewith as Exhibits 5(b) as follows:

                    (i) Loomis Sayles Small Cap Series (Loomis, Sayles & Company, L.P. ["Loomis Sayles"])
                    (ii)   Alger Equity Growth Series (Fred Alger Management
                           Inc.)
                    (iii) Westpeak Growth and Income Series (Westpeak Investment Advisors, L.P. ["Westpeak"])
                    (iv)   Westpeak Stock Index Series (Westpeak)
                    (v)    Loomis Sayles Balanced Series (Loomis Sayles)
                    (vi) Back Bay Advisors Managed Series (Back Bay Advisors, L.P.["Back Bay Advisors"])
                    (vii) Salomon Brothers Strategic Bond Opportunities Series (Salomon Brothers Asset Management Inc. [SBAM] and Salomon Brothers Asset Managment Limited [SBAM Ltd].)
                    (viii) Back Bay Advisors Bond Income Series (Back Bay
                           Advisors)
                    (ix)   Salomon Brothers U.S. Government Series (SBAM)
                    (x)   Back Bay Advisors Money Market Series (Back Bay
                           Advisors)

             (e) Sub-Advisory Agreement on behalf of the Davis Venture Value
                 Series by and among TNE Advisers, Inc., Davis Selected Advisers, L.P. and Davis Selected Advisers - NY, Inc. is incorporated herein by reference to Post-Effective Amendment No. 22 on Form N-1A (File No. 2-83538) filed on February 28, 1997.

            (f) Form of Sub-Advisory Agreement for the Morgan Stanley
                International Magnum Equity Series by and between TNE Advisers and Morgan Stanley Asset Management

                                                       Registration Nos. 2-83538
                                                                        811-3728

              Inc ("MSAM") is incorporated herein by reference to Post-Effective Amendment No. 22 on Form N-1A (File No. 2-83538) filed on February 28, 1997.

          (g) Form of Sub-Advisory Agreement for the Goldman Sachs Midcap Value Series between TNE Advisers, Inc. and Goldman Sachs Midcap Value Series will be filed by Amendment.

       (6)(a) Distribution Agreement between New England Securities Corporation and the Fund is incorporated herein by reference to Post-Effective Amendment No. 18 on Form N-1A (File No. 2-83538) filed on August 19, 1994.

       (7)    None.

       (8)(a) Amended and Restated Custodian Contract among the Fund, on behalf of its Back Bay Advisors Money Market, Back Bay Advisors Bond Income, Capital Growth, Westpeak Stock Index and Back Bay Advisors Managed Series, New England Mutual Life Insurance Company ("The New England") and State Street Bank and Trust Company ("State Street")*

          (b) Form of Agreement among the Fund, The New England and State Street relating to the applicability of the Custodian Contract to the Westpeak Growth and Income and Loomis Sayles Avanti Growth Series, is incorprated herein by reference to Post-Effective Amendment No.14 on Form N-1A (File No. 2-83538) filed February 17, 1993.

          (c) Agreement among the Fund, The New England and State Street relating to the applicability of the Custodian Contract to the Loomis Sayles Small Cap Series is incorporated herein by reference to Post-Effective Amendment No. 17 on Form N-1A (File No. 2-83538) filed on April 29, 1994.

          (d) Form of Agreement among the Fund, The New England and State Street relating to the applicability of the Custodian Contract to each of the Loomis Sayles Balanced Series, Draycott International Equity Series, Salomon Brothers U.S. Government Series, Salomon Brothers Strategic Bond Opportunities Series, Davis Venture Value Series, Alger Equity Growth Series and CS First Boston Strategic Equity Opportunities Series incorporated herein by Reference to Post Effective Amendment No. 19 on Form N-1A (File No. 2-83538) filed on March 2, 1995.

       (9)(a) Transfer Agency Agreement by and between the Fund and The New England**

          (b) Amendment to Transfer Agency Agreement relating to the applicability of the Agreement to the Westpeak Growth and Income and the Loomis Sayles Avanti Growth Series is incorporated herein by reference to Post-Effective Amendment No. 14 on Form N-1A (File No. 2-83538) filed on February 17, 1993.

          (c) Amendment to Transfer Agency Agreement relating to the applicability of the Agreement to the Loomis Sayles Small Cap Series is incorporated herein by reference to Post-Effective Amendment No.17 (File No. 2-83538) on Form N-1A filed on April 29, 1994.

          (d) Amendment to Transfer Agency Agreement relating to the applicability of the Agreement to each of the Loomis Sayles Balanced Series, Draycott International Equity Series, Salomon Brothers U.S. Government, Salomon Brothers Strategic Bond

                                                       Registration Nos. 2-83538
                                                                        811-3728


              Opportunities, Davis Venture Value Series, Alger Equity Growth Series and CS First Boston Strategic Equity Opportunities Series is incorporated herein by reference to Post-Effective Amendment No. 18 on Form N-1A (File No. 2-83538) filed on August 19, 1994.

          (e) Form of Expense Agreement between the Fund and The New England.*

          (f) Powers of Attorney for Messrs. Arena, Flynn and Ludes are incorporated by reference to Post-Effective Amendment No. 22 on Form N-1A (File No. 2-83538) filed on February 28, 1997.

          (g) Powers of Attorney for Ms. Hawthorne, Messrs. Hinchey, Kittredge, Machure, Turley and Ms. Marshall are incorporated by reference to Post-Effective Amendment No. 21 on Form N-1A (File No. 2-83538) filed on February 29, 1996.

          (h) Form of Service Agreement relating to the Loomis Sayles Small Cap Series between Loomis Sayles and New England Funds, L.P., is incorporated herein by reference to Post-Effective Amendment No. 17 on Form N-1A (File No. 2-83538) filed on April 29, 1994.

          (i) Service Agreement relating to the Westpeak Growth and Income Series and the Westpeak Stock Index Series between Westpeak Investment Advisors, L. P. and New England Funds, L.P. is incorporated herein by reference to Post-Effective Amendment No 17 on Form N-1A (File No. 2-83538) filed on April 29, 1994.

          (j) Service Agreement relating to each of the Back Bay Advisors Money Market Series, Back Bay Advisors Bond Income Series, Westpeak Growth and Income Series, Loomis Sayles Avanti Growth Series, Westpeak Stock Index Series, Back Bay Advisors Managed Series and Loomis Sayles Small Cap Series, Loomis Sayles Balanced Series, Draycott International Equity Series, Salomon Brothers U.S. Government Series, Salomon Brothers Strategic Bond Opportunities Series, Davis Venture Value Series, Alger Equity Growth Series and Short-Term Series between TNE Advisers, Inc. and New England Funds, L.P. is incorporated herein by reference to Post-Effective Amendment No. 20 on Form N-1A (File No. 2-83538) filed on May 4, 1995.

      (10)(a) Opinion and Consent of counsel relating to the Back Bay Advisors Money Market Series, Back Bay Advisors Bond Income Series and Capital Growth Series incorporated herein by reference to Post-Effective Amendment No. 6 on Form N-1A (File No. 2-83538) filed on February 27, 1987.

          (b) Opinion and Consent of counsel relating to the Westpeak Stock Index Series and Back Bay Advisors Managed Series incorporated herein by reference to Post-Effective Amendment No. 8 on Form N-1A (File No. 2-83538) filed on April 29, 1987.

          (c) Opinion and Consent of counsel relating to the Westpeak Value Growth and Loomis Sayles Avanti Growth Series is incorporated herein by reference to Post-Effective Amendment No. 15 on Form N-1A (File No. 2-83538) filed on April 30, 1993.

          (d) Opinion and Consent of counsel relating to the Loomis Sayles Small Cap Series is incorporated herein by reference to Post-Effective Amendment No. 17 on Form N-1A (File No. 2-83538) filed on April 29, 1994.

          (e) Opinion and Consent of counsel relating to each of the Loomis Sayles Balanced, Draycott International Equity, Salomon Brothers U.S. Government, Salomon Brothers Strategic Bond Opportunities, Davis Venture Value, Alger Equity Growth and CS First Boston Strategic Equity Opportunities Series is incorporated herein by reference to Post-Effective Amendment No. 19 on Form N-1A (File No. 2-83538) filed on March 2, 1995.

      (11) Consent of Independent Accountants to be filed by amendment.

                                                       Registration Nos. 2-83538
                                                                        811-3728

      (12) None.

      (13) (a) Investment Letter of New England Securities Corporation is incorporated herein by reference to Pre-Effective Amendment No. 1 on Form N-1A (File No. 2-83538) filed on August 2, 1983.

           (b) Investment Letter of The New England relating to the Loomis Sayles Avanti Growth Series is incorporated herein by reference to Post-Effective Amendment No. 15 on Form N-1A (File No. 2-83538) filed on April 30, 1993.

           (c) Investment Letter of The New England relating to the Westpeak Value Growth Series is incorporated herein by reference to Post-Effective Amendment No. 15 on Form N-1A (File No. 2-83538) filed on April 30, 1993.

           (d) Investment Letter of The New England relating to the Loomis Sayles Small Cap Series is incorporated herein by reference to Post-Effective Amendment No. 17 on Form N-1A (File No. 2-83538) filed on April 29, 1994.

      (14) None.

      (15) None.

      (16) Schedule for Computation of Performance Quotations is herein incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement on Form N-1A (File No. 2-83538) filed on May 1, 1989.

      * Incorporated herein by reference to Post-Effective Amendment No. 5 on Form N-1A (File No. 2-83538) filed on December 29, 1986.

      ** Incorporated herein by reference to Post-Effective Amendment No. 7 on Form N-1A (File No. 2-83538) filed on March 2, 1987.

      *** Incorporated herein by reference to Post-Effective Amendment No. 11 on Form N-1A (File No. 2-83538) filed on May 1, 1990.

Item 25.   Persons Controlled by or Under Common Control with Registrant
           -------------------------------------------------------------

           None.

Item 26.   Number of Holders of Securities
           -------------------------------

           The following table sets forth the number of record holders of each class of securities of the Fund as of February 1, 1998:

           Title of Class                             Number of Record Holders
           --------------                             ------------------------

           Shares of Beneficial Interest
           Back Bay Advisors                                     3
           Money Market Series

                                                                 3
           Shares of Beneficial Interest
           Back Bay Advisors
           Bond Income Series

                                                       Registration Nos. 2-83538
                                                                        811-3728


           Shares of Beneficial Interest                         2
           Capital Growth Series

           Shares of Beneficial Interest
           Westpeak Stock Index Series                           2

           Shares of Beneficial Interest
           Back Bay Advisors
           Managed Series                                        2

           Shares of Beneficial Interest
           Loomis Sayles Avanti
           Growth Series                                         5

           Shares of Beneficial Interest
           Westpeak Growth and Income Series                     5

           Shares of Beneficial Interest
           Loomis Sayles Small Cap Series                        5

           Shares of Beneficial Interest
           Loomis Sayles Balanced Series                         5

           Shares of Beneficial Interest
           Morgan Stanley International                          5
            Equity Series

           Shares of Beneficial Interest
           Salomon Brothers U.S. Government Series               5

           Shares of Beneficial Interest
           Salomon Brothers Strategic Bond Opportunities Series  5

           Shares of Beneficial Interest
           Davis Venture Value Series                            5

           Shares of Beneficial Interest
           Alger Equity Growth Series                            5


Item 27.   Indemnification
           ---------------

           See Article 4 of the Fund's By-Laws filed as Exhibit 2 to Post-Effective Amendment No. 8 on Form N-1A (File No. 2-83538) which
           Exhibit is incorporated herein by reference. In addition, the Fund maintains a trustees and officers liability insurance policy with a maximum coverage of $15 million under which the Fund and its trustees and officers are named insureds.

           Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the Fund's By-Laws, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit of proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will,

                                                       Registration Nos. 2-83538
                                                                        811-3728

              unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 28.  Business and other Connections of Investment Adviser
          ----------------------------------------------------

          (a) TNE Advisers, Inc., is the adviser of the Back Bay Advisers Money Market, Back Bay Advisers Bond Income, Westpeak Growth Growth and Income, Loomis Sayles Avanti Growth, Westpeak Stock Index, Back Bay Advisors Managed, Loomis Sayles Small Cap, Loomis Sayles Balanced Series, Morgan Stanley International, Salomon Brothers U.S. Government, Salomon Brothers Strategic Bond Opportunities Series, Davis Venture Value and the Alger Equity Growth Series and has entered into subadvisory agreements for these Series with Back Bay Advisors, Westpeak, Loomis Sayles, Morgan Stanley Asset Management Inc, Salomon Brothers Asset Management Inc and Salomon Brothers Management Limited, Davis Selected Advisers, L.P. and Fred Alger Management, Inc., respectively. TNE Advisers, a wholly-owned subsidiary of The New England, was organized in 1994 and oversees, evaluates and monitors the subadvisers' provision of investment advisory services to the Series and provides general management and administration to the Series.

              Such advisers' directors and officers have been engaged during the past two years in the following other businesses, vocations or employments of a substantial nature.


        Name and Office with                  Name and Address of
         TNE Advisers, Inc.                   Other Affiliations            Nature of Connection
         ------------------                   ------------------            --------------------
      Frederick K. Zimmermann             New England Mutual Life           Chief Investment
      Chairman of the Board               Boston, MA  02117                 Officer and Executive
      and President                                                         Vice President

                                          New England Portfolio             Chairman
                                          Advisors, Inc.
                                          501 Boylston Street
                                          Boston, MA  02117

                                          New England Life Insurance        Director and Vice
                                          Company                           President of
                                          501 Boylston Street               Investments
                                          Boston, MA 02117

                                          New England Pension and Annuity   Chairman, President and
                                          Company                           Vice President of
                                          501 Boylston Street               Investments
                                          Boston, MA 02117

                                          NEL Partnership I, Inc.           Director and President
                                          501 Boylston Street
                                          Boston, MA  02117

                                          New England Life Mortgage         Chairman and
                                          Funding Corp.                     President
                                          501 Boylston Street
                                          Boston, MA 02117

                                                       Registration Nos. 2-83538
                                                                        811-3728



                                          NELRECO Troy, Inc.                Director
                                          501 Boylston Street
                                          Boston MA 02117

                                          TNE Funding Corp.                 Chairman and President
                                          501 Boylston Street
                                          Boston, MA 02117

John F. Guthrie, Jr.                      New England Life Insurance        Vice President
Senior Vice President & Director          Company
                                          501 Boylston Street
                                          Boston, MA  02117

                                          New England Portfolio Advisors,   President of Portfolio
                                          Inc.                              Strategy
                                          501 Boylston Street
                                          Boston, MA 02117

                                          New England Pension &             Vice President of
                                          Annuity Co.                       Portfolio Strategy
                                          501 Boylston Street
                                          Boston, MA 02117

                                          New England Variable Life         Vice President of
                                          Insurance Co.                     Portfolio Strategy
                                          501 Boylston Street
                                          Boston, MA 02117

Thomas C. McDevitt                        New England Life Insurance        Asset Allocation
Vice President                            Company                           Consultant
                                          501 Boylston Street
                                          Boston, MA 02117

                                          New England Portfolio Advisors,   Vice President
                                          Inc.
                                          501 Boylston Street
                                          Boston, MA 02117

Maura A. Murphy                           New England Life Insurance Co.    Attorney and Assistant
Chief Legal Officer,                      501 Boylston Street               Secretary
Secretary and Clerk                       Boston, MA  02117

                                          New England Securities Corp.      Assistant Secretary
                                          399 Boylston Street
                                          Boston, MA  02116

Alan C. Leland                            New England Life Insurance        Senior Vice President
Chief Financial Officer                   Co.
and Treasurer                             501 Boylston Street
                                          Boston, MA 02117

                                                       Registration Nos. 2-83538
                                                                        811-3728

          (b) Capital Growth Management Limited Partnership, the adviser of the Capital Growth Series, provides investment advice to a number of other registered investment companies and to other organizations and individuals.

           Name and Office      Name and Address of
              with CGM          Other Affiliations        Nature of Connection
              --------          ------------------        --------------------
           Kenbob, Inc.              None                         None
           General Partner

          (c) Back Bay Advisors, L.P. the subadviser of the Back Bay Advisors Money Market, Back Bay Advisors Bond Income Series and Back Bay Advisors Managed Series, is a wholly-owned subsidiary of NEIC Operating Partnership, L.P. ("NEICOP") and is indirectly controlled by NEIC Holdings, Inc.. Its sole general partner is Back Bay Advisors, Inc.

               Back Bay Advisors serves as investment adviser to a number of other registered investment companies. Back Bay Advisors' directors and officers have been engaged during the past two years in the following businesses, vocations or employments of a substantial nature (former affiliations are marked with an asterisk).

        Name and Office with
        Back Bay Advisors or         Name and Address of
       Back Bay Advisors, Inc.       Other Affiliations              Nature of Connection
       -----------------------       ------------------              --------------------
       Back Bay Advisors, Inc.     None                              None
       General Partner

       Peter S. Voss,              New England Investment            Chairman of the Board,
       Chairman of the Board,      Companies, L.P.                   Chief Executive Officer
       Director                    501 Boylston Street
                                   Boston, MA  02117

                                   New England Funds, L.P.           Chairman of the Board
                                   399 Boylston Street               and Director
                                   Boston, MA  02116

                                   NEF Corporation                   Director
                                   399 Boylston Street
                                   Boston, MA  02116

                                   New England Life Insurance        Director
                                   Company
                                   501 Boylston Street
                                   Boston, MA 02117

                                   New England Investment            President, CEO and
                                   Companies, Inc.                   Director
                                   399 Boylston Street
                                   Boston, MA 02116

                                   Westpeak Investment Advisors,     Chairman and Director
                                   Inc.
                                   1011 Walnut Street, Suite 300
                                   Boulder, CO 80302

                                   NEF Corporation                   Director
                                   399 Boylston Street

                                                       Registration Nos. 2-83538
                                                                        811-3728

                                   Boston, MA  02116

Charles T. Wallis,                 New England Securities            Officer
Director, President and            Corporation
Chief Executive Officer            399 Boylston Street
                                   Boston, MA  02116

                                   New England Funds, L.P.           Director
                                   399 Boylston Street
                                   Boston, MA  02116

Scott A. Millimet                  None                              one
Executive Vice President

J. Scott Nicholson,                None                              None
Senior Vice President

Edgar M. Reed                      None                              None
Executive Vice President

Nathan R. Wentworth,               None                              None
Vice President

Paul Zamagni,                      None                              None
Vice President and
Treasurer

Catherine L. Bunting,              None                              None
Senior Vice President

Peter Palfrey,                     None                              None
Vice President




(d) Westpeak Investment Advisors, L.P., the subadviser of the Westpeak Growth and Income and Westpeak Stock Index Series, is a wholly-owned subsidiary of NEICOP. Its sole general partner is Westpeak Investment Advisors, Inc. Organized in 1991, Westpeak provides investment management services to other institutional clients, including accounts of The New England and its affiliates.

    Westpeak's directors and officers have been engaged during the past two years in the following businesses, vocations or employments of a substantial nature.


    Name and Office with
    Westpeak Investment           Name and Address of
       Advisors, L.P.             Other Affiliations       Nature of Connection
       --------------             ------------------       --------------------

Westpeak Investment Advisors,           None                       None
Inc.
General Partner
Weatpeak Investment Advisors            None                       None
Gerald H. Scriver,
President, Chief Executive

                                                         Registrant Nos. 2-83538
                                                                        811.3728

Officer, Chief Investment
Officer, Director

Peter S. Voss,                         NEIC                               Chairman of the Board,
Chairman of the Board, Director        399 Boylston Street                Chief Executive Officer
                                       Boston, MA  02116

                                       New England Funds, L.P.            Chairman of the Board
                                       399 Boylston Street                and Director
                                       Boston, MA 02116

                                       Back Bay Advisors                  Chairman of the Board
                                       399 Boylston Street                and Director
                                       Boston, MA 02116

                                       New England Investment             Chairman of the Board,
                                       Companies, L.P.                    Chief Executive Officer
                                       501 Boylston Street
                                       Boston, MA  02117

                                       NEF Corporation                    Director
                                       399 Boylston Street
                                       Boston, MA  02116

                                       New England Life Insurance         Director
                                       Company
                                       501 Boylston Street
                                       Boston, MA 02117

                                       New England Investment             President, CEO and
                                       Companies, Inc.                    Director
                                       399 Boylston Street
                                       Boston, MA 02116

Sherry A. Umberfield,                  NEIC                               Executive Vice President
Director                               399 Boylston Street
                                       Boston, MA 02116

                                       New England Investment             Director
                                       Associates, Inc
                                       399 Boylston Street
                                       Boston, MA 02116

                                       NEF Corporation                    Director
                                       399 Boylston Street
                                       Boston, MA 02116

Edward N. Wadsworth,                   NEIC                               Executive Vice
Clerk and Secretary, Chief Legal       399 Boylston Street                President, Clerk,
Officer                                Boston, MA 02116                   Secretary and General
                                                                          Counsel

                                       Marlborough Capital                Assistant Clerk
                                       Advisors, Inc.
                                       399 Boylston Street

                                       Boston, MA 02116

                                       New England Investment             Secretary
                                       Associates, Inc.
                                       399 Boylston Street
                                       Boston, MA 02116

Robert A. Franz,                       None                               None
Senior Vice President

Philip J. Cooper,                      None                               None
Executive Vice President
Compliance Officer


(e) Loomis, Sayles & Company, L.P. ("Loomis Sayles"), the subadviser of the Loomis Sayles Avanti Growth Series, the Loomis Sayles Small Cap Series and the Loomis Sayles Balanced Series, provides investment advice to a number of other registered investment companies and to other organizations and individuals. Loomis Sayles is a wholly-owned subsidiary of NEICOP. Its sole general partner is Loomis Sayles & Co., Inc.

     Such subadviser's directors and officers have been engaged during the past two years in the following other businesses, vocations or employments of a substantial nature:


Name and Office with Loomis Sayles or  Name and Address of
   Loomis, Sayles & Company, L.P.      Other Affiliations   Nature of Connection
   ------------------------------      -------------------  --------------------
Robert J. Blanding,                    None                 None
President and Chief Operating Officer

Sandy P. Tichenor,                     None                 None
Vice President, General Counsel,
Secretary and Clerk

Jeffrey L. Meade,                      None                 None
Executive Vice President and Chief
Operating Officer

Mary Champagne,                        None                 None
Vice President

Jeffrey C. Petherick,                  None                 None
Vice President

Tricia H. Mills,                       None                 None
Vice President

Meri Anne Beck,                        None                 None
Vice President

(f) Fred Alger Management, Inc., the subadviser of Alger Equity Growth Series, provides investment advice to a number of other registered investment companies and to other organizations and individuals.

     Such subadviser's directors and officers have been engaged during the past two years in the following other businesses, vocations or employments of a substantial nature.

   Name and Office with Fred Alger            Name and Address of
          Management, Inc.                    Other Affiliations          Nature of Connection
          ----------------                    ------------------          --------------------
Fred M. Alger III,                     Alger Properties, Inc.             Chairman
Chairman                               75 Maiden Lane
                                       New York, NY 10038

                                       The Alger Fund                     Chairman
                                       75 Maiden Lane
                                       New York, NY 10038

                                       Alger Associates, Inc.             Chairman
                                       75 Maiden Lane
                                       New York, NY 10038

                                       Castle Convertible Fund, Inc.      Chairman
                                       75 Maiden Lane
                                       New York, NY 10038

                                       Spectra Fund                       Chairman
                                       75 Maiden Lane
                                       New York, NY 10038

                                       Fred Alger & Company,              Chairman
                                       Incorporated
                                       30 Montgomery Street
                                       Jersey City, NJ 07302

                                       Alger Shareholder Services, Inc    Chairman
                                       30 Montgomery Street
                                       Jersey City, NJ 07302

                                       The Alger American Fund            Chairman
                                       75 Maiden Lane
                                       New York, NY 10038

                                       Alger Life Insurance Agency,       Chairman
                                       Inc.
                                       75 Maiden Lane
                                       New York, NY 10038

                                       Analysts Resources, Inc.           Chairman
                                       75 Maiden Lane

                                                      Registration Nos.  2-83538
                                                                        811-3728

                                       New York, NY 10038

                                       The Alger Retirement Fund          Chairman
                                       75 Maiden Lane
                                       New York, NY 10038

                                       Fred Alger International           Chairman
                                       Advisory,  S.A.
                                       11, rue Aldringen
                                       L-1118 Luxembourg
                                       Grand Duchy of Luxembourg

                                       The Alger American Asset Growth    Chairman
                                       Fund
                                       11, rue Aldringen
                                       L-1118 Luxembourg
                                       Grand Duchy of Luxembourg

David D. Alger,                        The Alger Fund                     Trustee and President
Director and President                 75 Maiden Lane
                                       New York, NY 10038

                                       Alger Properties, Inc.             Director and President
                                       75 Maiden Lane
                                       New York, NY 10038

                                       Alger Associates, Inc.             Director and President
                                       75 Maiden Lane
                                       New York, NY 10038

                                       Castle Convertible Fund, Inc.      Director and President
                                       75 Maiden Lane
                                       New York, NY 10038

                                       Fred Alger & Company,              Director and President
                                       Incorporated
                                       30 Montgomery Street

                                       Alger Shareholder Services, Inc.   Director and President
                                       30 Montgomery Street
                                       Jersey City, NJ 07302

                                       The Alger American Fund            Trustee and President
                                       75 Maiden Lane
                                       New York, NY 10038

                                       Spectra Fund                       Director and President
                                       75 Maiden Lane
                                       New York, NY 10038

                                       Alger Life Insurance Agency, Inc.  Director and President
                                       75 Maiden Lane

                                                       Registration Nos. 2-83538
                                                                        311-3728

                                       New York, NY 10038

                                       Analysts Resources, Inc.           Director and President
                                       75 Maiden Lane
                                       New York, NY 10038

                                       The Alger Retirement Fund          Trustee and President
                                       75 Maiden Lane
                                       New York, NY 10038

                                       Fred Alger International           Director and President
                                       Advisory, S.A.
                                       11, rue Aldringen
                                       L-1118 Luxembourg
                                       Grand Duchy of Luxembourg

Gregory S. Duch,                       Alger Associates                   Executive Vice
Treasurer, Executive Vice President    75 Maiden Lane                     President and Treasurer
and Director                           New York, NY 10038

                                       Alger Properties, Inc.             Executive Vice
                                       75 Maiden Lane                     President, Director and
                                       New York, NY 10038                 Treasurer

                                       Fred Alger & Company,              Executive Vice
                                       Incorporated                       President and Treasurer
                                       30 Montgomery Street
                                       Jersey City, NJ 07302

                                       Alger Shareholder Services, Inc.   Executive Vice
                                       30 Montgomery Street               President and Treasurer
                                       Jersey City, NJ 07302

                                       The Alger Fund                     Treasurer
                                       75 Maiden Lane
                                       New York, NY 10038

                                       The Alger American Fund            Treasurer
                                       75 Maiden Lane
                                       New York, NY 10038

                                       Castle Convertible Fund, Inc.
                                       75 Maiden Lane
                                       New York, NY 10038

                                       Spectra Fund                       Treasurer
                                       75 Maiden Lane
                                       New York, NY 10038

                                       Alger Life Insurance Agency, Inc.  Executive Vice
                                       75 Maiden Lane                     President and Treasurer
                                       New York, NY 10038

                                       Analysts Resources, Inc.           Executive Vice

                                                       Registration Nos. 2-83538
                                                                        811-3728

                                       75 Maiden Lane                     President and Treasurer
                                       New York, NY 10038

                                       The Alger Retirement Fund          Treasurer
                                       75 Maiden Lane
                                       New York, NY 10038

                                       Fred Alger International           Director and Treasurer
                                       Advisory, S.A.
                                       11, rue Aldringen
                                       L-1118 Luxembourg
                                       Grand Duchy of Luxembourg

Mary E. Marsden Cochran                Fred Alger & Company,              Secretary and General
Secretary and General Counsel          Incorporated                       Counsel
                                       30 Montgomery Street
                                       Jersey City, NJ 07302

                                       Alger Associates, Inc.             Secretary and General
                                       75 Maiden Lane                     Counsel

                                       Alger Shareholder Services, Inc.   Secretary and General
                                       30 Montgomery Street               Counsel
                                       Jersey City, N.J.  07302

                                       Alger Properties, Inc.             Secretary
                                       75 Maiden Lane
                                       New York, NY  10038

                                       Alger Life Insurance Agency,       Secretary
                                       Inc.
                                       75 Maiden Lane
                                       New York, NY  10038

                                       Analysts Resources, Inc.           Secretary
                                       75 Maiden Lane
                                       New York, NY  10038

                                       The Alger Fund                     Secretary
                                       75 Maiden Lane
                                       New York, NY  10038

                                       Castle Convertible Fund, Inc.      Secretary
                                       75 Maiden Lane
                                       New York, NY  10038

                                       Spectra Fund                       Secretary
                                       75 Maiden Lane
                                       New York, NY  10038

                                       The Alger American Fund            Secretary

                                                       Registration Nos. 2-83538
                                                                        811-3728

                                       75 Maiden Lane
                                       New York, NY  10038

                                       The Alger Retirement Fund          Secretary
                                       75 Maiden Lane
                                       New York, NY  10038

                                       Fred Alger International           Secretary
                                       Advisory, S.A.
                                       11, rue Aldringen
                                       L-1118 Luxemborg
                                       Grand Duchy of Luxembourg

(g) Davis Selected Advisers, L.P., the subadviser of the Venture Value Series, provides investment advice to a number of other registered investment companies and to other organizations and individuals.

     Such subadviser's directors and officers have been engaged during the past two years in the following other businesses, vocations or employments of a substantial nature (former affiliations are marked with an asterisk).

 Name and Office with Davis Selected        Name and Address of
           Advisers, L.P.                    Other Affiliations         Nature of Connection
           --------------                    ------------------         --------------------
Shelby M.C. Davis                      Selected American Shares, Inc.   Director and President
Chairman and Majority Shareholder of   124 East Marcy Street
the General Partner                    Santa Fe, NM 87501

                                       Selected Special Shares, Inc.    Director and President
                                       124 East Marcy Street
                                       Santa Fe, NM 87501

                                       Selected Capital Preservation    Trustee and President
                                       Trust
                                       124 East Marcy Street
                                       Santa Fe, NM 87501

                                       Davis Series, Inc.               Director and President
                                       124 East Marcy Street
                                       Santa Fe, NM 87501

                                       Davis Tax-Free High Income Fund  Director and President
                                       124 East Marcy Street
                                       Santa Fe, NM 87501

                                       Davis High Income Fund           Director and President
                                       124 East Marcy Street
                                       Santa Fe, NM 87501

                                       Davis New York Venture Fund,     Director and President
                                       Inc.
                                       124 East Marcy Street
                                       Santa Fe, NM 87501

                                                       Registration Nos. 2-83538
                                                                        811-3728

                                       Davis International Series,        Director and President
                                       Inc.
                                       124 East Marcy Street
                                       Santa Fe, NM 87501

                                       Davis Venture Advisers, Inc.       Director and Chairman
                                       124 East Marcy Street
                                       Santa Fe, NM 87501

                                       Shelby Cullom Davis Financial      Director and Shareholder
                                       Consultants
                                       70 Pine Street
                                       New York, NY 10270

                                       Fiduciary Trust Co.,               Consultant
                                       International
                                       2 World Trade Center
                                       New York, NY 10048


                                                       Registration Nos. 2-83538
                                                                        811-3728

Carolyn H. Spolidoro,                  Davis New York Venture Fund,       Vice President

Vice President of the                  Inc.
General Partner                        124 East Marcy Street
                                       Santa Fe. NM 87501

                                       Davis Series, Inc.                 Vice President
                                       124 East Marcy Street
                                       Santa Fe, NM 87501

                                       Davis High Income Fund             Vice President
                                       124 East Marcy Street
                                       Santa Fe, NM 87501

                                       Davis Tax-Free High Income Fund    Vice President
                                       124 East Marcy Street
                                       Santa Fe, NM 87501

                                       Davis Venture Advisers, Inc.       Vice President
                                       124 East Marcy Street
                                       Santa Fe, NM 87501

                                       Davis International Series, Inc.   Vice President
                                       124 East Marcy Street
                                       Santa Fe, NM 87501

Eileen Street,                         Davis New York Venture Fund,       Assistant Treasurer and
Senior Vice President and              Inc.                               Assistant Secretary
Secretary of the General               124 East Marcy Street
Partner                                Santa Fe, NM 87501

                                       Davis Tax-Free High Income Fund    Assistant Treasurer and
                                       124 East Marcy Street              Assistant Secretary
                                       Santa Fe, NM  87501

                                       Davis Series, Inc.                 Assistant Treasurer and
                                       124 East Marcy Street              Assistant Secretary
                                       Santa Fe, NM  87501

                                       Davis High Income Fund             Assistant Treasurer and
                                       124 East Marcy Street              Assistant Secretary
                                       Santa Fe, NM 87501

                                       Selected American Shares, Inc.     Assistant Treasurer and
                                       124 East Marcy Street              Assistant Secretary
                                       Santa Fe, NM 87501

                                       Selected Special Shares            Assistant Treasurer and
                                       124 East Marcy Street              Assistant Secretary
                                       Santa Fe, NM 87501

                                       Davis International Services,      Assistant Treasurer and
                                       Inc.                               Assistant Secretary
                                       124 East Marcy Street
                                       Santa Fe, NM 87501

                                                       Registration Nos. 2-83538
                                                                        811-3728

                                       Selected Capital Preservation      Assistant Treasurer and
                                       Trust                              Assistant Secretary
                                       124 East Marcy Street
                                       Santa Fe, NM 87501

Andrew A. Davis,                       Shelby Cullom Davis & Co.          Consultant
President of the General Partner       70 Pine Street
                                       New York, NY 10270

                                       Capital Ideas, Inc.                Consultant
                                       140 North Beach Road
                                       Hobe Sound, FL 33475

                                       Davis Series, Inc.                 Vice President
                                       124 East Marcy Street
                                       Santa Fe, NM 87501

                                       Davis International Series, Inc.   Vice President
                                       124 East Marcy Street
                                       Santa Fe, NM 87501

                                       Davis Tax-Free High Income Fund    Vice President
                                       124 East Marcy Street
                                       Santa Fe, NM 87501

                                       Davis High Income Fund             Vice President
                                       124 East Marcy Street
                                       Santa Fe, NM 87501

                                       Davis New York Venture Fund,       Vice President
                                       Inc.
                                       124 East Marcy Street
                                       Santa Fe, NM 87501

(h) Salomon Brothers Asset Management Inc, the subadviser of Salomon Brothers U.S. Government Series and Salomon Brothers Strategic Bond Opportunities Series, provides investment advice to a number of other registered investment companies and to other organizations and individuals.

    Such subadviser's directors and officers have been engaged during the past two years in the following other businesses, vocations or employments of a substantial nature (former affiliations are marked with an asterisk).


 Name and Office with
  Salomon  Brothers                    Name and Address of
 Asset Management Inc                  Other Affiliations                 Nature of Connection
---------------------                  -------------------                --------------------
Thomas W. Brock,                      Salomon Brothers Inc                Managing Director
Chairman and Chief                    7 World Trade Center
Executive Officer                     New York, NY 10048

Vilas Gadkari,                        Salomon Brothers Inc                Managing Director
Director                              Victoria Plaza
                                      111 Buckingham Palace Road

                                                       Registration Nos. 2-83538
                                                                        811-3728

                                      London SWIW05B England

                                      Salomon Brothers International      Managing Director
                                      Limited
                                      Victoria Plaza
                                      111 Buckingham Palace Road
                                      London SW1W05B England

Rodney B. Berens                      Salomon Brothers Inc                Managing Director
                                      7 World Trade Center
                                      New York, NY 10048

                                      Salomon Brothers International      Managing Director
                                      Limited
                                      Victoria Plaza
                                      111 Buckingham Palace Road
                                      London SW1W05B England

Richard J. Carbone,                   Salomon Brothers Inc                Controller
Treasurer                             7 World Trade Center
                                      New York, NY 10048

Michael S. Hyland,                    Salomon Brothers Inc                Managing Director
President                             7 World Trade Center
                                      New York, NY 10048

                                      Salomon Brothers Asset Management   Chairman
                                      Limited*
                                      7 World Trade Center
                                      New York, NY 10048

James J. Lee,                         Salomon Brothers Inc                Director
Director                              7 World Trade Center
                                      New York, NY 10048

Zachary Snow,                         Salomon Brothers Inc                Managing Director
Secretary                             7 World Trade Center
                                      New York, NY 10048


       (i) Morgan Stanley Asset Management Inc. ("MSAM"), the subadviser of Morgan Stanley International Magnum Equity Series, is a wholly-owned subsidiary of Morgan Stanley

                                                       Registration Nos. 2-83538
                                                                        811-3728

          Group Inc. Which provides investment advice to a number of other registered investment companies and to other organizations and individuals.

          Listed below are the officers and Directors of Morgan Stanley Asset Management Inc. ("MSAM"). The information as to any other business, profession, vocation, or employment of a substantial nature engaged in by the Chairman, President and Directors during the past two fiscal years, is incorporated by reference to Schedules A and D of Form ADV filed by MSAM pursuant to the Advisers Act (SEC File No. 801-15757).



   Name and Office with                Name and Address
   Morgan Stanley Asset                      of
     Management Inc.                  Other Affiliations
     ---------------                  ------------------

James M. Allwin,                             None
Director

Barton M. Biggs,                             None
Director

Gordon S. Gray,                              None
Director

Peter A. Nadosy,                             None
Director

Dennis G. Sherva,                            None
Director

Barton M. Biggs,                             None
Chairman, Managing Director

Peter A. Nadosy,                             None
Vice Chairman,
Managing Director

James M. Allwin,                             None
President, Managing
Director

Eah Wan Chin,                                None
Managing Director
(MSAM)-Singapore

Robert A. Sargent,                           None
Managing Director
(MSAM)-U.K.

Francine J. Bovich,                          None
Managing Director

(j) Goldman Sachs Asset Management ("GSAM") the subadviser to the Goldman Sachs Midcap Value Series, is a wholly owned subsidiary of Goldman Sachs & Co. which provides investment advise to a number of other registered investment companies and to other individuals. Listed below are the officers and Directors of GSAM. The information as to any other business, profession, vocation, or employment of a substantial nature engaged in by the Chairman, President and Directors during the last two years is incorporated by reference to Schedule A and D of Form ADV filed by GSAM pursuant to the Advisers Act (SEC File No. 801-______)

    Name and Office                        Name and Address
      with GSAM                           of Other Affiliations
    ---------------                       ---------------------
    Jon S. Corzine
    Chief Executive Officer

    Robert J. Hurst
    Managing Director

    Henry M. Paulson, Jr.
    Chief Operating Officer

    John A. Thain
    Chief Financial Officer

    John L. Thornton
    Managing Director

    Roy J. Zuckerburg
    Managing Director

Item 29.  Principal Underwriters
          ----------------------

                                                       Registration Nos. 2-83538
                                                                        811-3728


(a) New England Securities Corporation also serves as principal underwriter for:

    New England Variable Life Separate Account
    New England Variable Annuity Fund I
    New England Life Retirement Investment Account
    The New England Variable Account
    New England Variable Annuity Separate Account

(b) The directors and officers of the Registrant's principal underwriter, New England Securities Corporation, and their addresses are as follows:


                                              Positions and Officer's
      Name                                     Principal Underwriter       Offices with Registrant
      ----                                     ---------------------       -----------------------

Thomas W. McConnell**                     President, Director and Chief    None
                                          Executive Officer

Frederick K. Zimmermann *                 Chairman of the Board, Director  Chairman of the Board,
                                                                           President and Trustee

Michael E. Toland**                       Vice President, Chief            None
                                          Financial Officer, Treasurer,
                                          Assistant Secretary, Assistant
                                          Clerk and Chief Financial
                                          Officer

John Peruzzi**                            Assistant Vice President and     None
                                          Controller

Anne M. Goggin*                           Vice President, General          Trustee
                                          Counsel, Secretary and Clerk

Mark F. Greco**                           Vice President and Chief         None
                                          Operating Officer

Bradley Anderson**                        Vice President and Chief         None
                                          Operating Officer

Laura A. Hutner**                         Vice President                   None

Mitchell A. Karman*                       Vice President                   None

Robert F. Regan***                        Vice President                   None

Jonathan M. Rozek**                       Vice President                   None

Larry Thiel                               Vice President                   None

Robert E. Schneider*                      Director                         None

*  Business Address: 501 Boylston Street, Boston, MA 02117

                                                       Registration Nos. 2-83538
                                                                        811-3728


** Business Address: 399 Boylston Street, Boston, MA 02116
***Business Address: 500 Boylston Street, Boston, MA 02117

Item 30.  Location of Accounts and Records
          --------------------------------

          The following companies maintain possession of the documents required by the specified rules:

          (a) Registrant
                Rule 31a-1(a)(4)
                Rule 31a-2(a)

          (b)       State Street Bank and Trust Company
                    225 Franklin Street
                    Boston, Massachusetts 02110

                    Rule 31a-1(a)
                    Rule 31a-1(b)(1), (2), (3), (5), (6),
                    (7), (8)
                    Rule 31a-2(a)

          (c) For the Back Bay Advisors Money Market Series, the Back Bay Advisors Bond Income Series and the Back Bay Advisors Managed
              Series:

                    Back Bay Advisors, L.P.
                    399 Boylston Street
                    Boston, Massachusetts 02116

                    Rule 31a-1(a); 31a-1(b)(9), (10),
                    (11); 31a-1(f)
                    Rule 31a-2(a); 31a-2(e)

               For the Westpeak Growth and Income and Westpeak Stock Index
               Series:

                    Westpeak Investment Advisors, L.P.
                    1011 Walnut St. Suite 400
                    Boulder, Colorado  80302

                    Rule 31a-1(a); 31a-1(b)(9), (10), (11);
                    31a-1(f)
                    Rule 31a-2(a); 31a-2(e)

               For the Loomis Sayles Small Cap and Loomis Sayles Balanced
               Series:

                    Loomis Sayles & Company, L.P.
                    One Financial Center
                    Boston, Massachusetts 02110

                    Rule 31a-1(a); 31a-1(b)(9), (10), (11);
                    31a-1(f)
                    Rule 31a-2(a); 31a-2(e)

               For the Morgan Stanley International Magnum Equity Series:

                                                       Registration Nos. 2-83538
                                                                        811-3728


                    Morgan Stanley Asset Management
                    1221 Avenue of the Americas
                    New York, New York 10021

                    Rule 31a-1(a); 31a-1(b)(9), (10), (11);
                    31a-1(f)
                    Rule 31a-2(a); 31a-2(e)

               For the Salomon Brothers U. S. Government Series and the Salomon Brothers Strategic Bond Opportunities Series:

                    Salomon Brothers Asset Management Inc.
                    7 World Trade Center
                    New York, New York 10048

                    Rule 31a-1(a); 31a-1(b)(9), (10), (11);
                    31a-1(f)
                    Rule 31a-2(a); 31a-2(e)

               For the Davis Venture Value Series:

                    Davis Selected Advisers, L.P.
                    124 East Marcy Street
                    Santa Fe, NM 87501

                    Rule 31a-1(a); 31a-1(b)(9), (10), (11);
                    31a-1(f)
                    Rule 31a-2(a); 31a-2(e)

               For the Alger Equity Growth Series:

                    Fred Alger Management, Inc.
                    75 Maiden Lane
                    New York, New York 10038

                    Rule 31a-1(a); 31a-1(b)(9), (10), (11);
                    31a-1(f)
                    Rule 31a-2(a); 31a-2(e)

               For the Capital Growth Series:

                    Capital Growth Management Limited Partnership
                    One Financial Center
                    Boston, Massachusetts  02111

                    Rule 31a-1(a); 31a-1(b)(9), (10), (11);
                    31a-1(f)
                    Rule 31a-2(a); 31a-2(e)

               For the Goldman Sachs Midcap Value Series:

                    Goldman Sachs Asset Management, Inc.
                    One New York Plaza
                    New York, New York 10004

                    Rule 31a-1(a); 31a-1(b)(9), (10), (11);
                    31a-1(f)
                    Rule 31a-2(a); 31a-2(e)

           (d) New England Securities Corporation
               399 Boylston Street
               Boston, Massachusetts 02116

                    Rule 31a-1(d)
                    Rule 31a-2(c)

                                                       Registration Nos. 2-83538
                                                                        811-3728


Item 31.  Management Services
          -------------------

          Not applicable.

Item 32.  Undertakings
          ------------

          (a) The Registrant undertakes to provide the Fund's annual report to any person who receives a Fund prospectus and who requests the annual report.

                                    ********

  A copy of the Agreement and Declaration of Trust establishing New England Zenith Fund is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this Registration Statement is executed on behalf of the Fund by officers of the Fund as officers and not individually and that the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Fund.

                                                       Registration Nos. 2-83538
                                                                        811-3728



                            NEW ENGLAND ZENITH FUND
                            -----------------------

                                  SIGNATURES
                                  ----------

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Post-Effective Amendment No. 23 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 2nd day of March, 1998.

                                            New England Zenith Fund



                                            By:   FREDERICK K. ZIMMERMANN*
                                                  ------------------------
                                                  Frederick K. Zimmermann
                                                  Chief Executive Officer



                                            *By:  /s/ FRANK NESVET
                                                  ----------------
                                                  Frank Nesvet
                                                  Attorney-In-Fact

                                                       Registration Nos. 2-83538
                                                                        811-3728


                                  SIGNATURES
                                  ----------

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


Signature                                              Title                    Date
---------                                              -----                    ----

FREDERICK K. ZIMMERMANN*                       Chairman of the Board;     March 2, 1998
------------------------------------------    Chief Executive Officer;
Frederick K. Zimmermann                        President and Trustee


/s/ FRANK NESVET                                      Treasure            March 2, 1998
------------------------------------------    Principal Financial and
Frank Nesvet                                     Accounting Officer


ANNE GOGGIN*                                          Trustee             March 2, 1998
------------------------------------------
Anne Goggin

JOSEPH M. HINCHEY*                                    Trustee             March 2, 1998
------------------------------------------
Joseph M. Hinchey

RICHARD S. HUMPHREY, Jr.*                             Trustee             March 2, 1998
------------------------------------------
Richard S. Humphrey, Jr.

ROBERT B. KITTREDGE*                                  Trustee             March 2, 1998
------------------------------------------
Robert B. Kittredge

LAURENS MACLURE*                                      Trustee             March 2, 1998
------------------------------------------
Laurens MacLure

NANCY HAWTHORNE*                                      Trustee             March 2, 1998
------------------------------------------
Nancy Hawthorne

DALE ROGERS MARSHALL*                                 Trustee             March 2, 1998
------------------------------------------
Dale Rogers Marshall

JOSEPH F. TURLEY*                                     Trustee             March 2, 1998
------------------------------------------
Joseph F. Turley

JOHN J. ARENA*                                        Trustee             March 2, 1998
------------------------------------------
John J. Arena

JOHN W. FLYNN*                                        Trustee             March 2, 1998
------------------------------------------
John W. Flynn

JOHN T. LUDES*                                        Trustee             March 2, 1998
------------------------------------------
John T. Ludes

                              *By:  /s/ FRANK NESVET
                                    ----------------
                                    Frank Nesvet
                                    Attorney-In-Fact
                                    March 2, 1998

                                                       Registration Nos. 2-83538
                                                                        811-3728


                                 EXHIBIT INDEX



EXHIBIT
NUMBER                     EXHIBIT
------                     -------
2(a)         Bylaws

2(b)         Amendment to Bylaws

5(a)         Advisory Agreements For:

                (i) Loomis Sayles Small Cap Series
               (ii) Alger Equity Growth Series
              (iii) Davis Venture Value Series
               (iv) Westpeak Growth and Income Series
                (v) Westpeak Stock Index Series
               (vi) Back Bay Advisors Managed Series
              (vii) Salomon Brothers Strategic Bond Opportunities Series
             (viii) Back Bay Advisors Bond Income Series
               (ix) Salomon Brothers U.S. Government Series
                (x) Back Bay Advisors Money Market Series

5(c)         Advisory Agreement between Capital Growth Management and the
             Registrant

5(d)         Subadvisory Agreements

                (i) Lommis Sayles Small Cap Series
               (ii) Alger Equity Growth Series
              (iii) Westpeak Growth and Income Series
               (iv) Westpeak Stock Index Series
                (v) Loomis Salyes Balanced Series
               (vi) Back Bay Advisors Managed Series
              (vii) Salomon Brothers Strategic Bond Opportunities Series
             (viii) Back Bay Advisors Bond Income Series
               (ix) Salomon Brothers U.S. Government Series
                (x) Back Bay Advisors Money Market Series